UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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SunEdison, Inc.

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SUNEDISON, INC.

501 Pearl Drive (City of O’Fallon)

St. Peters, Missouri 63376

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SunEdison, Inc. will hold its 2014 Annual Stockholders’ Meeting at 600 Clipper Drive, Belmont, CA 94002 on Thursday, May 29, 2014, at 8:00 a.m., local time, for the following purposes:

1.	To elect three directors to serve for a one-year term expiring in 2015;

2.	To hold a non-binding advisory vote to approve the compensation of our named executive officers;

3.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;

4.	To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business;

5.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of common stock;

6.	To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants.

7.	To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan;

8.	To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan;

9.	To approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to call special meetings; and

10.	To transact such other business as may properly come before the meeting and all adjournments thereof.

The close of business on April 4, 2014 has been fixed as the record date for our annual meeting and only stockholders of record on that date are entitled to notice of, and to vote at, the annual meeting and all adjournments thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish these proxy materials and our Annual Report to Stockholders on the Internet. This means that most stockholders will not receive paper copies of our proxy materials and Annual Report. We will instead send stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials and Annual Report on the Internet. We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our 2014 Annual Meeting.

April 14, 2014	Sincerely,

MARTIN H. TRUONG Corporate Secretary

YOUR VOTE IS IMPORTANT

Brokers are not permitted to vote shares in director elections or most other matters appearing on the agenda for our annual meeting without instructions from the beneficial owner of those shares. If your shares are held in the name of your broker or bank, it is important to provide instructions with respect to your vote. We encourage you to vote promptly, even if you intend to attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2014

The Company’s proxy statement for the 2014 Annual Meeting of Stockholders, the Annual Report to Stockholders for the fiscal year ended December 31, 2013 and the Company’s full annual report on Form 10-K for the 2013 fiscal year are available at www.sunedison.com.

Page
2014 PROXY SUMMARY	1

VOTING PROCEDURES	2

ITEM NO. 1—ELECTION OF DIRECTORS	6

INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS	7

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS	12

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS	15

REPORT OF THE AUDIT COMMITTEE	24

PRINCIPAL ACCOUNTING FIRM SERVICES AND FEES	25

COMPENSATION DISCUSSION AND ANALYSIS	25

REPORT OF THE COMPENSATION COMMITTEE	39

EXECUTIVE COMPENSATION	40

CERTAIN TRANSACTIONS	50

ITEM NO. 2—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	51

ITEM NO. 3—RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014	53

ITEM NO. 4—APPROVAL OF A STOCK OPTION EXCHANGE FOR EMPLOYEES OF SUNEDISON WHO HAVE BECOME EMPLOYEES OF SUNEDISON SEMICONDUCTOR LIMITED IN CONNECTION WITH THE SEPARATION OF OUR SEMICONDUCTOR BUSINESS	53

ITEM NO. 5— APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	63

ITEM NO. 6— APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK UPON THE CONVERSION OF OUR 2018 CONVERTIBLE NOTES AND OUR 2021 CONVERTIBLE NOTES AND UPON THE EXERCISE OF RELATED WARRANTS	67

ITEM NO. 7— APPROVAL OF THE 2014 SUNEDISON, INC., LONG-TERM INCENTIVE PLAN	72

ITEM NO. 8— APPROVAL OF THE 2014 SUNEDISON, INC., NON-EMPLOYEE DIRECTOR INCENTIVE PLAN	87

ITEM NO. 9— APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDERS TO CALL SPECIAL MEETINGS	99

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING	103

OTHER MATTERS	103

HOUSEHOLDING OF PROXIES	103

APPENDIX A (SunEdison, Inc., 2014 Long-Term Incentive Plan)

APPENDIX B (SunEdison, Inc., 2014 Non-Employee Director Incentive Plan)

APPENDIX C (Proposed amendment to Amended and Restated By-Laws)

i

2014 PROXY SUMMARY

This summary highlights information contained in this proxy statement. The summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Thursday, May 29, 2014, 8:00 a.m. Pacific Time

Place	600 Clipper Drive
Belmont, CA 94002

Record Date	April 4, 2014

Voting	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

VOTING ITEMS

Item	Board Recommendation	Page Reference

Item 1 - Election of three directors	For all nominees	6

Item 2 - Advisory vote on executive compensation	For	51

Item 3 - Ratification of independent registered public accounting firm	For	53

Item 4 - To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.	For	53

Item 5 - To approve an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of common stock	For	63

Item 6 - To approve the issuance of our common stock upon the conversion of the 2018 Convertible Notes and our 2021 Convertible Notes and the exercise of related Warrants	For	67

Item 7 - To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan	For	72

Item 8 - To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan	For	87

Item 9 - To approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to call special meetings	For	99

VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT

Our board of directors is soliciting proxies to be used at our 2014 Annual Stockholders’ Meeting. The Notice Regarding the Availability of Proxy Materials and the proxy materials will first be mailed to stockholders beginning April 14, 2014. Please review these proxy materials and return your proxy or otherwise vote your shares. Your vote is important and the Board of Directors urges you to participate in this important meeting.

Who can vote?

Record holders of SunEdison common stock on April 4, 2014 may vote at the Annual Meeting. On April 4, 2014, there were [                ] shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter submitted to a vote at the Annual Meeting.

How can you vote?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are providing you access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our stockholders of record. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, including a printed proxy card, unless you request to receive these materials. The Notice will instruct you as to how you may access and review the proxy materials on the Internet on the website referred to in the Notice. The Notice also instructs you as to how you may access your proxy card to vote on the Internet.

If you are a stockholder of record on the record date, there are four ways to vote:

•	By Internet—Log on to the Internet and go to www.proxyvote.com, and follow the steps outlined on the secured website;

•	By Telephone—Call toll free 1-800-690-6903 within the United States, Canada and Puerto Rico, and follow the instructions provided by the recorded message;

•	By Printed Proxy—Request a printed proxy card as instructed in the Notice (or use the one accompanying this proxy statement if you have received this in the mail). When you receive your proxy card, mark, date and sign it, and return it in the postage-paid envelope provided; and

•	In Person—Come to the Annual Meeting and cast your vote there.

How can I revoke my vote?

If you give a proxy, you may revoke it at any time before your shares are voted. You may revoke your proxy in one of four ways:

•	Deliver another proxy (either Internet proxy or printed proxy) with a later date;

•	Enter a new vote by Internet or telephone;

•	Notify our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	Vote in person at the Annual Meeting.

How are abstentions and broker non-votes handled?

The vast majority of the stockholders of SunEdison hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some important distinctions between being a stockholder of record and being the beneficial owner of shares held in the registered name of others.

•	Stockholder of Record—If your shares are registered directly in your name with SunEdison’s transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to SunEdison or to a third party, or to vote in person at the Annual Meeting.

•	Beneficial Owner—If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Annual Meeting in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Until recently, under applicable SEC and NYSE rules, your broker had discretionary authority to vote your shares for or against the election of directors without direction from you. Now, your broker may vote your shares in director elections only if you have specifically directed him or her to do so. As a result, it is expected that many fewer shares might be cast in director elections. Therefore, providing your specific direction is critical.

It is imperative that each stockholder instruct his/her/its broker how to vote on the issues presented for consideration. Brokers who do not receive instructions are entitled to vote those shares ONLY with respect to the ratification of the selection of our independent registered public accounting firm but not with respect to any other matter to be presented at the Annual Meeting. Outstanding shares not voted by brokers under such circumstances, but represented at the meeting by otherwise completed proxy cards, are referred to as “broker non-votes.” Broker non-votes will NOT be counted as votes cast for (i) the election of directors, (ii) the advisory vote on the compensation of our named executive officers, (iii) approval of a stock option exchange by employees of SunEdison who became employees of SunEdison Semiconductor Limited, (iv) approval of an amendment to our Amended and Restated Certificate of Incorporation to increase authorized shares of common stock, (v) approval to issue shares upon conversion of our Convertible Notes and exercise of associated Warrants; (vi) approval of the 2014 SunEdison, Inc. Long-Term Incentive Plan, (vii) approval of the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan or (viii) approval of an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to call special meetings. Those shares will be deemed abstentions for the voting on those matters.

Under our By-Laws, directors are elected by a majority of the votes cast. For a director to be elected, the number of shares voted “for” a director must exceed the number of votes cast “against”

that director. Abstentions will not be taken into account in director elections. Each of the other proposals will be approved if it receives a majority of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote. Accordingly, except as otherwise provided above with respect to director elections, abstentions are counted as votes present and entitled to vote and have the same effect as votes against a proposal.

Are there special voting rules for participants in the SunEdison Retirement Savings Plan?

Participants in the SunEdison Retirement Savings Plan may hold SunEdison common stock as an investment pursuant to the SunEdison Stock Fund alternative in the Retirement Savings Plan.

If you are a participant in the SunEdison Retirement Savings Plan, your voting direction card represents all shares you own through the plan, assuming that your shares are registered in the same name. Your voting direction card will serve as a voting instruction for the trustee of the Retirement Savings Plan. Plan participants may direct the plan’s trustee how to vote the shares held by the plan, but only if the participant returns a voting direction card. If you own shares through the Retirement Savings Plan and you do not vote, the Retirement Savings Plan trustee will vote those shares in the same proportion as other participants vote their Retirement Savings Plan shares.

What “quorum” is required for the Annual Meeting?

In order to have a valid shareholder vote, a quorum must exist at the Annual Meeting. For us, a quorum exists when shareholders holding a majority of the outstanding shares entitled to vote at the meeting are present or represented at the meeting by proxy, provided that in no event shall a quorum consist of less than a majority of the outstanding shares entitled to vote. Abstentions and broker non-votes are counted as present for establishing a quorum.

What vote is required?

If a quorum is present at our Annual Meeting, the following vote is required for approval of each matter to be voted on:

• Election of Directors	In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast “FOR” a nominee’s election must exceed the number of votes “AGAINST” such nominee’s election. Each nominee receiving more votes for his election than votes against his election will be elected.

• Approval of Executive Compensation	The affirmative vote, in person or by proxy, of a majority of the shares present or represented at the meeting by proxy and entitled to vote at the meeting and on the matter will constitute our stockholders’ approval of this matter.

• Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2014	A majority of shares present in person or by proxy and entitled to vote at the meeting voting “FOR” the ratification of KPMG LLP as SunEdison’s independent registered public accounting firm for the year ending December 31, 2014 will constitute approval of this matter.

• Approval of the exchange of options by employees of SunEdison Semiconductor Limited	A majority of shares present in person or by proxy and entitled to vote at the meeting voting “FOR” the approval of the exchange of options by employees of SunEdison Semiconductor Limited will constitute approval of this matter.

• Approval of an increase in our authorized common stock	A majority of the outstanding shares of common stock voting “FOR” the approval of an increase in our authorized number of shares of common stock will constitute approval of this matter.

• Approval to issue our common stock upon conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and exercise of related Warrants	A majority of shares present in person or by proxy and entitled to vote at the meeting voting “FOR” the approval to issue our common stock, upon the conversion of our 2018 Convertible Notes and of our 2021 Convertible Notes and exercise of related Warrants will constitute approval of this matter.

• Approval of the 2014 SunEdison, Inc. Long-Term Incentive Plan	A majority of shares present in person or by proxy and entitled to vote at the meeting voting “FOR” the approval of the 2014 SunEdison, Inc. Long-Term Incentive Plan will constitute approval of this matter.

• Approval of the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan	A majority of shares present in person or by proxy and entitled to vote at the meeting voting “FOR” the approval of the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan will constitute approval of this matter.

• Approval of the right of stockholders to call special stockholder meetings	A majority of the outstanding shares of common stock voting “FOR” the approval of the right of stockholders to call special meetings of stockholders will constitute approval of this matter.

Costs of Solicitation

We will pay for preparing, printing and mailing the Notice and, as applicable, other proxy materials. Proxies may be solicited personally or by telephone by our regular employees without additional compensation. In addition, we will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the Notice and other proxy materials to our beneficial owners. We have hired Morrow & Co., LLC, a proxy solicitation firm, to aid in the solicitation of proxies, for a fee of $6,500, plus customary out of pocket expenses.

Printed Proxy Materials

If you received a Notice by mail and would like to receive a printed copy of our proxy materials (including a proxy card), please follow the instructions included in the Notice. These instructions include three options for requesting materials: (i) via the Internet, by going to www.proxyvote.com, and following the instructions thereon; (ii) via telephone, by calling 1-800-579-1639; and (iii) via email, by sending an email to sendmaterial@proxyvote.com, which email must include the 12 Digit Control Number set forth in the Notice. We may choose to mail printed proxy materials to certain stockholders. Requests for written materials must be received on or before May 18, 2014 to facilitate timely delivery to the stockholder.

ITEM NO. 1—ELECTION OF DIRECTORS

The SunEdison Board of Directors consists of nine members. Last year, stockholders approved an amendment to our certificate of incorporation to declassify the Board of Directors and provide for the annual election of directors. As provided for in the amendment, commencing with the class of directors standing for election in 2014, those directors will be elected for a one-year term expiring at the 2015 annual meeting. The amendment did not shorten the term of any director. Accordingly, those directors who already have been elected to three-year terms will hold office until the end of their three-year term. Any director appointed to fill a vacancy will serve the remainder of the term of that position. Beginning with the 2016 annual meeting of stockholders, all directors will stand for election for one-year terms.

The Nominating and Corporate Governance Committee has nominated, and the Board of Directors is recommending to the stockholders, Peter Blackmore, Ahmad R. Chatila and Marshall Turner for re-election as directors at this meeting to serve for one-year terms expiring at our Annual Meeting in 2015. Messrs. Blackmore, Chatila and Turner have each consented to serve for a new term. If elected, each will continue in office until his successor has been elected and qualified or his earlier resignation, retirement or removal. If Mr. Blackmore, Mr. Chatila or Mr. Turner is unable to serve as a director at the time of the 2014 Annual Meeting, the persons named on the proxy card may vote for any alternative designated by the present Board of Directors.

You may not vote for more than three nominees. The persons named on the proxy card intend to vote the proxy representing your shares for the election of Messrs. Blackmore, Chatila and Turner, unless you indicate on the proxy card a vote against or abstain. If you deliver the proxy card without giving any direction, the persons named on the proxy card will vote the proxy representing your shares FOR the election of the nominees named on the proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF MR. BLACKMORE, MR. CHATILA AND MR. TURNER AS DIRECTORS.

Director Qualifications

The Nominating and Corporate Governance Committee uses the same selection criteria regardless of whether the candidate has been recommended by a stockholder or identified by the Board. All candidates for election or reelection should (1) have sufficient experience in the semiconductor, solar wafer, solar energy systems, general technology or energy industries to enable them to effectively help design and guide our business strategy, (2) be prepared to participate fully in Board activities, including preparation for, attendance at and active participation in, meetings of the Board, (3) not hold positions that would conflict with their responsibilities to us, and (4) have a high degree of personal integrity and interpersonal skills. In addition, each candidate should also be prepared to represent the best interests of all of our stockholders and not just one particular constituency. The Board believes directors should encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests. SunEdison looks for a range of skills and criteria which it expects from all of its directors. In light of the nature of the Company’s business, the Nominating and Corporate Governance Committee (and Board as a whole) looks for director candidates who have experience in our industry, either as executives or directors. In addition, the Committee looks for candidates who have international experience. As a general matter, good judgment, strong character, and leadership experience are key factors for qualification to serve as a member of the Board of Directors. In the event that there is an available Board position, the Board assesses its current aggregate skills set, and has in the past specifically set out to fill any perceived gaps in experience or certain skills, and expects it will continue to do so in the future. See “Director Nomination Process”, “Policy on Director Diversity” and “Director Evaluations” below.

The following provides information as of March 1, 2014 about each director nominee and each director that will continue as a director in 2014. The information presented includes information each director has given us about their age, all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly held companies of which they currently serve as a director or have served as a director during the past five years. In addition to the director skills table below, the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that they should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to SunEdison and our Board. Finally, we value their significant current and prior experience on other public and private company boards of directors and board committees.

There are no family relationships between any director or executive officer of the Company.

INFORMATION ABOUT NOMINEES AND CONTINUING DIRECTORS

Summary of Skills of Directors

	Alvarez	Blackmore	Chatila	Hernandez	Proctor	Tesoriere	Turner	Williams	Zwirn
Senior executive experience (CEO, CFO)	X	X	X	X	X		X	X	X
Solar energy, semiconductor, technology or energy industry experience	X	X	X	X		X	X		X
General management experience	X	X	X	X	X	X	X	X	X
International experience	X	X	X	X	X		X	X	X
High level of financial literacy				X	X	X	X

NOMINEES FOR ELECTION

Peter Blackmore, Director since 2006, Age 66

Mr. Blackmore served as President, Chief Executive Officer and a member of the Board of Directors of ShoreTel, Inc., an internet protocol communications company from December 2010 until his retirement in August 2013. From July 2008 until September 2010, Mr. Blackmore served as President, Chief Executive Officer and a member of the board of directors of UTStarcom, Inc., an internet protocol company. From July 2007 to July 2008 Mr. Blackmore was President and Chief Operating Officer for UTStarcom. Before this position, Mr. Blackmore had been Executive Vice President of Unisys Corporation between February 2005 and July 2007. From 1991 through August 2004, Mr. Blackmore served in various roles at Compaq Computer Corporation, or Compaq, and Hewlett-Packard Company, or HP, most recently as Executive Vice President of the Customer Solutions Group at HP from May 2004 through August 2004, and as Executive Vice President of the Enterprise Systems Group at HP from 2002 through May 2004. Prior to the merger of Compaq and HP, Mr. Blackmore served as Senior Vice President of Worldwide Sales and Service of Compaq from 2000 through 2002 and Senior Vice President of Worldwide Sales and Marketing of Compaq from 1998 through 2000. Mr. Blackmore was a member of the Board of Directors of Multi-Fineline Electronix, Inc. from 2005 to 2008. Mr. Blackmore has experience in the computer and telecommunications industries, which are closely tied to the semiconductor industry. In addition, he has significant experience in China and India through his work with HP and UTStarcom.

Mr. Blackmore brings to the Company extensive sales and marketing experience in consumer and related markets, including senior management responsibility. Mr. Blackmore also brings to the Company the experience obtained by his prior service as the chief executive officer of two publicly-listed companies.

Ahmad R. Chatila, Director since 2009, Age 47

Mr. Chatila has served as President and Chief Executive Officer and member of the board of directors of SunEdison since March 2009. Mr. Chatila oversaw our acquisition of SunEdison LLC in 2009 and developed SunEdison’s solar strategy. Prior to joining SunEdison, Mr. Chatila served as Executive Vice President, Memory and Imaging Division of Cypress Semiconductor Corporation, a semiconductor design and manufacturing company, from July 2005 to February 2009. From September 2004 to June 2005, Mr. Chatila was the Vice President of Operations of the Cypress Memory and Imaging Division, and before that he served as Managing Director of the low power memory business unit in the Memory and Imaging Division from January 2003 to September 2004. Mr. Chatila initially joined Cypress in 1991 and held a number of management roles in wafer technology development, manufacturing and sales since that time, including the positions described above. From November 1997 to December 1999, Mr. Chatila worked for Taiwan Semiconductor Manufacturing Company (TSMC) as Senior Account Manager, before rejoining Cypress in January 2000. Mr. Chatila has over 20 years’ experience in the semiconductor industry, with increasing responsibility as an executive during this time, prior to his appointment as our President and Chief Executive Officer.

Mr. Chatila brings to the Company significant leadership, technical and operational management experience. Mr. Chatila also has demonstrated strong executive leadership over the past several years and provides a unique perspective on our strategic outlooks and worldwide opportunities.

Marshall Turner, Director since 2007, Age 72

Mr. Turner served as SunEdison’s Interim Chief Executive Officer from November 2008 to March 2009. From March 2009 to June 2009, Mr. Turner served as SunEdison’s Interim SVP of Business and Strategic Development. Previously, Mr. Turner served as Chief Executive Officer of Dupont Photomasks, Inc. from June 2003 through May 2006, and Interim CEO from 1999 through 2000. Dupont Photomasks, Inc. (now Toppan Photomasks, Inc.) manufactures photomasks for semiconductor chip fabricators. Mr. Turner is also a member of the board of directors of Xilinx, Inc., a digital programmable logic company and chairs the boards of the AllianceBernstein Funds, a family of mutual fund portfolios advised by AllianceBernstein LP, a leading global investment management firm. Mr. Turner has over 10 years experience as a CEO of companies with international manufacturing facilities, suppliers and customers, and 20 years experience as a venture capital fund partner or principal. He has served as a board member of 22 public or private software, electronics, biotechnology, computer, telecommunication, consumer product, and education companies.

Mr. Turner brings to the Company extensive experience in semiconductor and related technology management. Mr. Turner also brings to the Company the experience obtained by his prior service as chief executive officer as well as serving as a member of numerous public and private boards of directors in the technology sector.

DIRECTORS CONTINUING IN SERVICE

Antonio R. Alvarez, Director since 2012, Age 57

(Term expiring in 2015)

Mr. Alvarez is the Chief Operating Officer at Aptina Imaging, an imaging technology company, a position he has held since August 2012. Prior to joining Aptina in 2012, Mr. Alvarez served as Chief Operating Officer of Advanced Analogic Technologies from 2010 to 2012 and Chief Executive Officer of Leadis Technology from 2005 to 2009. Mr. Alvarez also previously served as Senior Vice-President of the Memory Products Division as well as Research & Development at Cypress Semiconductor. Mr. Alvarez has Bachelor’s and Master of Science degrees in Electrical Engineering from the Georgia Institute of Technology and is currently a member of its Advisory Board. Mr. Alvarez also serves on the board of ChipMOS Technologies, a leading independent provider of semiconductor testing and assembly services to customers in Taiwan, Japan, and the United States.

Mr. Alvarez brings to the Company extensive experience in business development, product and research development. Mr. Alvarez also brings to the Company executive management obtained, strategic business development derived during his service as a senior executive and chief executive officer.

Emmanuel T. Hernandez, Director since 2009, Age 58

(Term expiring in 2015)

Mr. Hernandez has served as Chairman of the Board of Directors of SunEdison since January 2013. From April 2005 to November 2008, Mr. Hernandez served as the Chief Financial Officer of SunPower Corporation. He retired as Chief Financial Officer of SunPower in November 2008, but continued in a transition role at SunPower until January 2009. Prior to April 2005, Mr. Hernandez served for more than 11 years as the Executive Vice President of Finance and

Administration and Chief Financial Officer for Cypress Semiconductor, having joined that company in 1993 as its Corporate Controller. Prior to that, Mr. Hernandez held various financial positions with National Semiconductor Corporation from 1976 through 1993. Mr. Hernandez currently serves on the board of directors of ON Semiconductor Corp., a manufacturer and marketer of semiconductor components for electric systems and Aruba Networks, Inc., a provider of enterprise mobility solutions.

Mr. Hernandez brings to the Company extensive financial management experience and financial expertise, having served as both controller and chief financial officer of several high-tech industry companies. Mr. Hernandez also brings to the Company extensive expertise in executive management and provides significant contributions in finance and business development to the Board.

Georganne C. Proctor, Director since 2013, Age 57

(Term expiring in 2015)

Ms. Proctor was appointed to the SunEdison Board of Directors effective October 30, 2013, to fill the vacancy created by the early resignation of Jeffry N. Quinn, a director serving in Class II with a term expiring in 2015. Ms. Proctor will serve out the remainder of Mr. Quinn’s term. Ms. Proctor is the former Chief Financial Officer of TIAA-CREF, a position she held from 2006 to 2010. Prior to 2006, Ms. Proctor was Executive Vice President, Finance of Golden West Financial Corporation from 2003 to 2005. Prior to that, Ms. Proctor served as Chief Financial Officer of Bechtel Group, Inc. from 1997 to 2002 and on the board of directors of Bechtel from 1999 to 2002. Ms. Proctor currently serves on the board of directors of Redwood Trust, Inc., a company engaging in investing, financing, and managing real estate related assets, and OCH-ZIFF Capital Management, a provider of investment advisory services,, and served on the board of directors of Kaiser Aluminum Corporation, a producer of semi-fabricated specialty aluminum products, from 2006 to 2009.

Ms. Proctor brings to the Company extensive financial management experience and financial expertise, having served as chief financial officer for a Fortune 100 financial services organization. Ms. Proctor’s experience allows her to bring valuable contributions in finance development and valuable perspective to our relationships with our key financial partners.

Steven V. Tesoriere, Director since 2012, Age 36

(Term expiring in 2016)

Mr. Tesoriere is a Managing Principal and Portfolio Manager of Altai Capital Management, L.P. Prior to founding Altai Capital in 2009, Mr. Tesoriere was an analyst at Anchorage Capital Group, L.L.C. from 2003 to 2009, and prior to that, he was an Associate at Goldman, Sachs & Co. and an Analyst at The Blackstone Group, L.P.

Mr. Tesoriere brings to the Company extensive financial management experience and financial expertise, as managing principal of a private financial investment advisory firm. Mr. Tesoriere’s experience allows him to bring valuable contributions in finance development and valuable perspective to our relationships with our key financial partners.

James B. Williams, Director since 2003, Age 57

(Term expiring in 2016)

Mr. Williams is a Partner of TPG Capital (formerly Texas Pacific Group), a leading, global private equity firm. Mr. Williams joined Texas Pacific Group in February 1999. Mr. Williams also is a member of the board of directors of several private companies. Mr. Williams is a former chief executive responsible for strategic and operational leadership and results of a large health care business. He is also the former managing partner of a global management consulting firm specializing in organizational effectiveness, strategic management and executive compensation. Currently, in his role as a partner at TPG Capital, a leading global private equity firm, he has responsibility for, among other things, supporting and guiding the performance of executives.

Mr. Williams brings to the Company extensive executive management experience having served as a chief executive officer. Mr. Williams also brings to the Company extensive experience in executive compensation obtained by his prior service as managing partner of a global management consulting firm.

Randy H. Zwirn, Director since 2013, Age 60

(Term expiring in 2016)

Mr. Zwirn has served as Chief Executive Officer, Energy Service Division of Siemens AG, Energy Sector since January 2008. He also serves as President and Chief Executive Officer of Siemens Energy, Inc. with regional responsibility for the overall Energy Sector in the Americas. Prior to his current roles, Mr. Zwirn was a member of the Group Executive Management of the Siemens Power Generation Group, a position he held since 1998. Prior to 1998, Mr. Zwirn served as President of the Power Generation business of Westinghouse Electric Corporation, which was acquired by Siemens in 1998. Mr. Zwirn has over 37 years of experience in the energy sector.

Mr. Zwirn brings to the Company extensive experience in the energy sector, strategic business development and executive management derived during his service as chief executive officer. Mr. Zwirn also brings to the Company various management disciplines arising from his prior service on various private boards of directors.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND EXECUTIVE OFFICERS

The following table lists the beneficial ownership of SunEdison common stock as of March 31, 2014, based on the number of shares outstanding as of such date, by (i) each of our directors as of such date; (ii) our “named executive officers” listed in our summary compensation table under “EXECUTIVE COMPENSATION” below; (iii) all directors and executive officers as a group as of such date; and (iv) each person known by the Company to own beneficially five percent or more of SunEdison’s common stock. Except as indicated below, each person has the sole power to vote and transfer his or her shares or interests.

Name	Number of Shares of SunEdison Common Stock Beneficially Owned	Percentage of SunEdison Outstanding Common Stock

Wellington Management Company, LLP	23,663,646(1)	8.86%
Blackrock, Inc.	21,958,512(2)	8.2%
Altai Capital Management L.P.	18,431,372(3)(9)	6.9%
Hoplite Capital Management, LLC	16,010,483(4)	5.99%
The Vanguard Group	15,121,987(5)	5.67%
S.A.C. Capital Advisors, L.P.	14,218,654(6)	5.3%
Antonio R. Alvarez	51,753(7)	*
Peter Blackmore	144,000(8)	*
Emmanuel Hernandez	148,100(9)	*
Georganne C. Proctor	0	*
Steven V. Tesoriere	18,431,372(10)	6.9%(10)
Marshall Turner	183,400(11)	*
James B. Williams	172,200(12)	*
Randy H. Zwirn	37,200(13)	*
Ahmad Chatila	487,617(14)	*
Brian Wuebbels	126,496(15)	*
David Ranhoff	111,735(16)	*
Shaker Sadasivam	232,307(17)	*
Carlos Domenech	372,869	*
All directors and executive officers as a group (16 persons)	20,333,368(18)	7.62%

*	Represents less than 1% of SunEdison’s outstanding common stock as of March 31, 2014.

(1)	Based solely on information contained in a Schedule 13G/A filed with the SEC by Wellington Management Company, LLP on February 14, 2014. According to the filing, Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210, may be deemed to be the beneficial owner of 23,663,646 shares of SunEdison common stock.

(2)	Based solely on information contained in a Schedule 13G filed by BlackRock, Inc. on February 10, 2014. According to the filing, BlackRock, Inc., 40 East 52nd Street, New York, NY 10022, is the beneficial owners of 21,958,512 shares of SunEdison common stock.

(3)	Based solely on information contained in a Schedule 13D/A filed with the SEC by Altai Capital Management L.P. on November 19, 2012. According to the filing, Altai Capital Management L.P., Altai Capital Management LLC, Steven V. Tesoriere and Rishi Bajaj, 152 West 57th Street, 10th Floor, New York, NY 10019, are the beneficial owners of 18,431,372 shares of SunEdison common stock. Mr. Tesoriere is a managing principal of Altai Capital Management, L.P. and a manager of Altai Capital Management, LLC. Mr. Tesoriere disclaims beneficial ownership of the securities held by Altai Capital Management, L.P. except to the extent of his pecuniary interest therein. These shares are also reported for Mr. Tesoriere in the above table as he may be deemed the beneficial owner of the shares.

(4)	Based solely on information contained in a Schedule 13G filed with the SEC by Hoplite Capital Management, LLC on March 14, 2014. According to the filing, Hoplite Capital Management, LLC, 810 Seventh Avenue, 34th Floor, New York, NY 10019 may be deemed to be the beneficial owners of 16,010,483 shares of SunEdison common stock.

(5)	Based solely on information contained in a Schedule 13G/A filed with the SEC by Vanguard Group Inc. on February 12, 2014. According to the filing, The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355, is the beneficial owner of 15,121,987 shares of SunEdison common stock.

(6)	Based solely on information contained in a Schedule 13G filed with the SEC by S.A.C. Capital Advisors, L.P. on February 14, 2014. Pursuant to an investment management agreement, SAC Capital Advisors LP maintains investment and voting power with respect to the securities held by SAC Capital Associates, SAC MultiQuant Fund and SAC Select Fund. SAC Capital Advisors Inc. is the general partner of SAC Capital Advisors LP. Pursuant to an investment management agreement, CR Intrinsic maintains investment and voting power with respect to the securities held by Sigma Capital Associates. Mr. Cohen controls each of SAC Capital Advisors Inc., CR Intrinsic Investors and Sigma Management. CR Intrinsic Investments is a wholly owned subsidiary of SAC Capital Associates. As of December 31, 2013, by reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of (i) SAC Capital Advisors LP, SAC Capital Advisors Inc. and Mr. Cohen may be deemed to beneficially own 12,999,154 Shares (constituting approximately 4.9% of the Shares outstanding); (ii) CR Intrinsic Investors and Mr. Cohen may be deemed to beneficially own 619,500 Shares (constituting approximately 0.2% of the Shares outstanding); and (iii) Sigma Management and Mr. Cohen may be deemed to beneficially own 600,l000 Shares (constituting approximately 0.2% of the Shares outstanding). Each of SAC Capital Advisors LP, SAC Capital Advisors Inc., CR Intrinsic Investors, Sigma Management and Mr. Cohen disclaims beneficial ownership of any of the securities covered by this statement. . S.A.C. Capital Advisors LP, S.A.C. Capital Advisors, Inc. CR Intrinsic Investors and Steve A. Cohen 72 Cummings Point Road, Stamford, Connecticut 06902, and Sigma Management, 510 Madison Avenue, New York, NY 10022.

(7)	Includes 22,200 shares that may be acquired by the holder within 60 days of March 31, 2014, including 23,333 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(8)	Includes 22,200 shares that may be acquired by the holder within 60 days of March 31, 2014, including 75,900 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(9)	Includes 22,200 shares that may be acquired by the holder within 60 days of March 31, 2014, including 75,900 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(10)	Mr. Tesoriere is a managing principal of Altai Capital Management, L.P. and a manager of Altai Capital Management, LLC. Mr. Tesoriere disclaims beneficial ownership of the securities held by Altai Capital Management, L.P. except to the extent of his pecuniary interest therein. Such shares are also reported above in the holdings of Altai Capital Management L.P.

(11)	Includes 22,200 shares that may be acquired by the holder within 60 days of March 31, 2014, including 72,200 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(12)	Includes 22,200 shares that may be acquired by the holder within 60 days of March 31, 2014, including 90,000 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(13)	Includes 22,200 shares that may be acquired within 60 days of March 31, 2014, including 8,750 shares underlying restricted stock unit awards that such director could receive upon his resignation as a director.

(14)	Includes 200,000 shares that may be acquired within 60 days of March 31, 2014.

(15)	Includes 23,312 shares that may be acquired within 60 days of March 31, 2014.

(16)	Includes 70,040 shares that may be acquired within 60 days of March 31, 2014.

(17)	Includes 128,490 shares that may be acquired within 60 days of March 31, 2014.

(18)	Includes 551,842 shares that may be acquired within 60 days of March 31, 2014 and 386,678 shares underlying restricted stock unit awards held by directors that such directors could receive upon resignation as a director. Also includes shares that may be deemed to be beneficially owned by Mr. Tesoriere which are held by Altai Capital Management L.P.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

Board of Directors

Our Board of Directors consists of nine directors, eight of whom have been determined to be independent under applicable New York Stock Exchange Rules. At a meeting of the Board on February 27, 2014, the Board of Directors affirmatively determined that, in its judgment, each current director other than Mr. Chatila meets all applicable independence standards established by the New York Stock Exchange. With respect to Emmanuel Hernandez, the Board specifically considered the relationship between the Company and the adult son of Mr. Hernandez, who was employed by the Company during 2013 in the capacity of a software quality assurance engineer. The Company paid Mr. Hernandez’s son $130,897 in 2013. The Board concluded that the combination of the modest amount of compensation and the fact that Mr. Hernandez’s son was employed in a technical support role rendered this relationship not one that would affect Mr. Hernandez’s independence from management. With respect to Steven Tesoriere, the Board specifically considered his relationship to Altai Capital Management L.P., a significant stockholder of the Company. The Board concluded, consistent with the guidance of the New York Stock Exchange, that this significant stock ownership did not adversely affect Mr. Tesoriere’s independence from management.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors met 12 times in 2013. During 2013, all directors attended at least 75% of the Board meetings and meetings of the committees on which they served during their service on the Board.

Corporate Governance

Our Board of Directors has adopted and maintains our corporate governance guidelines. The Board also has adopted a code of business conduct applicable to all of our directors, officers and employees. The corporate governance guidelines and the code of business conduct are posted on our website at www.sunedison.com. Copies of the corporate governance guidelines and code of business conduct are also available in print at no charge to any stockholder who requests them by writing to the Director of Investor Relations at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376.

In accordance with our corporate governance guidelines, non-management directors hold executive sessions regularly without management present. The independent, non-management directors meet at least once annually, although the independent, non-management directors typically meet without management present each quarter in conjunction with SunEdison’s regular quarterly Board meetings. Interested parties seeking to make their concerns known to the Board of Directors may communicate directly with the non-management members of the Board of Directors by sending written correspondence by mail to SunEdison Board of Directors, P.O. Box 19706, Alexandria, VA 22320, or to the SunEdison Corporate Secretary, 501 Pearl Drive (City of O’Fallon), St. Peters, MO 63376, or by email to: sunedison@corporateethics.com. Any written correspondence intended only for the non-management directors should be clearly marked as such.

Also consistent with our corporate governance guidelines, directors are expected to attend a minimum of 75% of all Board meetings and, where applicable, meetings of committees on which the directors serve. Directors are encouraged, but not required, to attend our annual stockholders’ meeting. Last year, eight of our nine directors in office at that time attended the annual stockholders’ meeting.

Board Policy Regarding Voting for Directors

In February 2010, the Board of Directors adopted amendments to SunEdison’s By-Laws to provide for majority voting in director elections. Prior to these amendments, directors were elected by a plurality of the votes cast. SunEdsion’s By-Laws require that in order to be elected, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” that nominee. Our director nominees are currently serving on the Board. If a nominee who is currently serving as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” SunEdison has adopted a policy whereby any incumbent director nominee who receives a greater number of votes “against” his or her election than votes “for” such election will tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. In that situation, our Nominating and Corporate Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board would act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date that the election results were certified.

Audit Committee

Our Audit Committee is currently comprised of four directors. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to:

•	The quality and integrity of our financial statements and financial reporting processes;

•	Our systems of internal accounting and financial controls and disclosure controls;

•	The qualifications and independence of our independent auditors;

•	The performance of our internal audit function and independent auditors; and

•	Compliance with legal and regulatory requirements and codes of conduct and ethics programs established by management and the Board of Directors.

The Audit Committee is responsible for appointing, retaining, compensating, evaluating and, if necessary, terminating SunEdsion’s independent auditors. The Audit Committee meets periodically with representatives from our independent auditors separate from management. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of confidential and anonymous complaints regarding SunEdison’s accounting, internal accounting controls and auditing matters. We have published these procedures on our website at www.sunedison.com. A copy of these procedures is also available in print at no charge to any stockholder who requests the procedures by writing to the Director of Investor Relations at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.sunedison.com. A copy of the charter is also available in print at no charge to any stockholder who requests the charter by writing to the Director of Investor Relations at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376. The members of the Audit Committee as of December 31, 2013 were Messrs. Turner (Chair), Hernandez, Tesoriere and Ms. Proctor. Until his May 30, 2013 resignation from the Board, Mr. Quinn served on the Audit Committee. The Board of Directors has affirmatively determined that, in its judgment, each member of the Audit Committee during 2013 and 2014 was and is financially literate and meets all applicable audit committee independence standards established by the NYSE. The Board of Directors has also determined that each of Mr. Hernandez, Ms. Proctor and Mr. Turner is an “audit committee financial expert” within the meaning of the rules and regulations adopted by the SEC and the NYSE. The designation does not impose upon any of the Audit Committee members any duties, obligations or liabilities that are greater than those generally imposed on each of them as members of the Board nor alter the duties, obligations or liability of any other member of the Board. The Audit Committee met six times in 2013.

Compensation Committee

Our Compensation Committee currently consists of four directors. The Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of our executives and directors. Specifically, the Compensation Committee:

•	Reviews and approves all CEO compensation, including incentive compensation and corporate and individual goals and objectives relevant to the CEO, and evaluates the CEO’s performance in light of those goals and objectives;

•	Reviews and approves the base salaries, incentive compensation and equity-based compensation of the Company’s other executive officers;

•	Approves all significant compensation or incentive plans for executives (including material changes to all such plans);

•	Has the sole authority to retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser after taking into account certain factors which address the independence of that consultant, counsel or adviser; and

•	Annually reviews and discusses with management the Compensation Discussion and Analysis for the Company’s proxy statement.

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee charter makes provision for assessing potential conflicts of interest of compensation consultants and other advisers in accordance with NYSE and SEC rules. A copy of the charter is available on our website at www.sunedison.com. A copy of the charter is also available in print at no charge to any stockholder who requests the charter by writing to the Director of Investor Relations at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376. The members of the Compensation Committee as of December 31, 2013 were Messrs. Williams (Chair), Blackmore, Turner and Alvarez. The Board of Directors has determined that each of Mr. Williams, Alvarez, Blackmore and Turner meet the independence standards established by the NYSE for compensation committee members, as well as those established for purposes of applicable SEC rules and for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee met five times in 2013.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of three members. The Nominating and Corporate Governance Committee:

•	Assists the Board by identifying individuals qualified to become members of the Board of Directors;

•	Recommends to the Board the director nominees for the next annual stockholders’ meeting and from time to time to fill vacancies on the Board;

•	Recommends to the Board our Corporate Governance Guidelines; and

•	Leads the Board in its annual review of the Board’s performance.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.sunedison.com. A copy of the charter is also available in print at no charge to any stockholder who requests the charter by writing to the Director of Investor Relations at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376. The members of the Nominating and Corporate Governance Committee as of December 31, 2013 were Messrs. Blackmore (Chair), Williams and Zwirn. Until his resignation on May 30, 2013, Jeffry Quinn served on this Committee as an independent member. The Board of Directors has determined that each of Messrs. Blackmore, Williams and Zwirn meet the independence standards established by the NYSE. The Nominating and Corporate Governance Committee met four times in 2013.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and nominating persons for election to our Board of Directors. Following its evaluation, the Committee then recommends to the full Board a slate of director candidates for inclusion in the proxy statement and proxy card.

In the case of incumbent directors, the Committee will review each director’s overall service during his current term. In the case of new director candidates, the Committee will first determine whether the nominee must be independent under the rules of the NYSE and identify any special needs of the current Board. The Committee will consider individuals recommended by current Board members, Company management and stockholders. The Committee will seek to identify and recruit the best available candidates. The following characteristics are minimum qualifications for service on the SunEdison Board of Directors: character and integrity; significant business or public experience relevant and beneficial to the Board of Directors and the Company; strong professional and personal reputation; the ability to exercise sound business judgment; and a willingness to make a sufficient time commitment to the affairs of SunEdison in order to effectively perform the duties of a director.

The Committee will consider recommendations for director nominees from SunEdison stockholders. Any stockholder wishing to submit a recommendation should send the following information to our Corporate Secretary, 501 Pearl Drive (City of O’Fallon), P.O. Box 8, St. Peters, Missouri 63376:

•	Stockholder’s name, number of shares owned, length of period held, and proof of ownership;

•	Name, age and address of candidate;

•	Candidate’s detailed resume;

•	Description of any arrangements or understandings between the stockholder and the candidate; and

•	Signed statement from the candidate confirming his or her willingness to serve on the Board of Directors.

Stockholders may submit potential director candidates at any time pursuant to these procedures. The Committee will consider such candidates in connection with annual elections of directors, filling any director vacancies, and at other times deemed appropriate by the Committee. If a stockholder seeks to nominate a candidate for director for election at the 2015 annual stockholders’ meeting, the stockholder must follow the procedures described under “Stockholder Proposals for 2015 Annual Meeting” below.

Policy on Director Diversity

While the Nominating and Corporate Governance Committee does not have a written policy regarding diversity in identifying new director candidates, the Committee takes diversity into account in looking for the best available candidates to serve on the Board of Directors. When conducting a search for a new director, the Committee typically hires an independent search firm who is instructed to search from a wide field of candidates, including women and minority candidates. As part of the search, the Committee looks to establish diversity on the Board through a number of demographics and backgrounds, experience (including operational experience and experience in non-traditional environments, such as government, academia and non-profit organizations), skills and viewpoints, all with a view to identify candidates who can assist the Board with its decision making. The Committee believes that the current Board of Directors reflects diversity on a number of these factors.

When conducting its most recent search for a new director in 2013 after the resignation of Mr. Quinn, the Committee led the search, hired a search firm, and the list of candidates interviewed by the Committee included ethnically diverse men and women with backgrounds ranging from industry to academia and the government sector. The results of the search led to the recommendation by the Committee to the board of Ms. Georganne Proctor to fill the vacancy left by Mr. Quinn’s resignation.

Director Evaluations

On an annual basis, the Nominating and Corporate Governance Committee conducts an evaluation of the Board, the functioning of the committees and each individual member of the Board in order to ensure that the Board reflects the knowledge, experience, skills, expertise and diversity required for the Board to fulfill its duties. In addition to this evaluation, and as a part of this process, the Board and each Committee conducts a self-assessment. The Nominating and Corporate Governance Committee reviews the results of these self-assessments, and shares the same with the Board and each Committee, as appropriate, and makes any advisable recommendations based on this feedback.

Board of Directors’ Role in Risk Management

Risk is an integral part of Board and Committee deliberations throughout the year. The Company conducts a formal annual risk assessment as well as coordinates on-going risk management activities throughout the year to identify, analyze, respond to, monitor and report on risks. Risks reviewed by the Company include operational risks, financial risks, legal and compliance risks, IT risks and strategic risks. Under SunEdison’s Audit Committee Charter, the Audit Committee is responsible for discussing policies with respect to risk assessment and risk management with senior management. While it is the job of the Chief Executive Officer and senior management to assess and manage the Company’s exposure to risk, the Audit Committee must discuss guidelines and policies to govern the process by which this is handled. The Audit Committee is responsible for discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee and the Board annually review an assessment of the primary operational and regulatory risks facing the Company, their relative magnitude and management’s plan for mitigating these risks. In addition, the Board discusses risks related to the Company’s business strategy at the annual strategic planning meeting and at other meetings as appropriate.

Risk Considerations in our Compensation Program

Our Compensation Committee has discussed the concept of risk as it relates to our compensation program and the Committee does not believe our compensation program encourages excessive or inappropriate risk-taking by our executives or employees for the following reasons:

•	We structure our pay to consist of both fixed and variable compensation. The salary portion of compensation is designed to provide a steady income regardless of SunEdison’s stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both short-term and long-term corporate performance. For short-term performance, our cash bonus is awarded based on achievement of Company and personal targets. For long-term performance, our stock option awards generally vest over four years and are only valuable if our stock price increases over time or certain larger term financial metrics, or presented improved performance are achieved. Our restricted stock units generally vest after achievement of performance objectives in equal installments over a set number of years or just over time, either annually or with cliff vesting (e.g., after three, four or five years). The Committee believes that these variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short-term and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.

•	Because the performance measures for determining incentive payments consist largely of Company measures, we believe our executives are encouraged to take a balanced approach that focuses on corporate performance.

•	Under our short-term (annual) incentive program, our financial targets are applicable to our executives and employees alike, regardless of business segment. We believe this encourages consistent behavior across the organization, rather than establishing different performance metrics depending on a person’s position in the Company or their business segment. As a result, a person in our most profitable business segment is not encouraged to take more risk than someone in a less profitable business segment and vice-versa. In addition to our annual incentive plan that is based on corporate metrics, in 2012 we implemented the Downstream Solar Project Bonus Plan which applies to a select group of our employees. The plan encourages global cooperation along multiple lines of business to help drive the successful completion of our solar energy projects.

•	Under our short-term (annual) incentive program, we cap our cash bonus at double the target level, which we believe also mitigates excessive risk taking. Even if the Company dramatically exceeds its targets, bonus payouts are limited. Conversely, we have a floor on bonus payouts so that profitability below a certain level (as approved by the Compensation Committee) does not result in bonus payouts for this metric.

•	We have strict internal controls over the measurement and calculation of targets for bonus payouts, designed to keep the targets from being susceptible to manipulation by any employee, including our executives.

•	We believe that our focus on Company performance metrics (through our annual incentive program) and stock price performance (through grants of stock options) provides a meaningful constraint on excessive risk taking.

Board Leadership Structure

Although SunEdison’s By-Laws do not require separate individuals serving in the role of Chairman of the Board and Chief Executive Officer, SunEdison believes it is currently best served by having separate individuals serve as Chairman of the Board of Directors and as Chief Executive Officer. Due to the Company’s volume growth plans and our focus on maximizing operational efficiency, the Board believes that the Chief Executive Officer’s full time and attention should be spent on leading that growth with a focus on the Company’s everyday operations. As a result, Mr. Chatila serves on the Board of Directors, but Mr. Hernandez, an independent outside director, serves as the Chairman of the Board of Directors. Mr. Hernandez has over four years of service on the SunEdison Board of Directors, and brings additional expertise to the SunEdison Board Chairman role as former Chief Financial Officer of SunPower Corporation and Cypress. Mr. Hernandez is independent under applicable NYSE rules, and functions as both the Chairman of the Board and as lead independent director.

Director Compensation

The following table provides certain information about compensation paid to our outside directors during 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Antonio Alvarez	$70,000	$185,370(1)	—	$253,370
Peter Blackmore	$80,000	$185,370(2)	—	$265,370
Emmanuel Hernandez	$128,000	$185,370(3)	—	$313,370
Georganne C. Proctor(4)	$37,000	$107,880(4)	$114,085(4)	$258,965
Steven Tesoriere(5)	$0.00	$0.00	—	$0.00
Jeffry Quinn(6)	$3,000	$0.00	—	$3,000
Marshall Turner	$117,000	$185,370(7)	—	$302,370
James Williams	$87,000	$185,370(8)	—	$272,370
Randy H. Zwirn	$73,500	$227,458(9)	$58,928(9)	$359,886

(1)	This amount represents the aggregate grant date fair value of the restricted stock units (RSUs) granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Alvarez held 45,533 RSUs and 25,000 options.

(2)	This amount represents the aggregate grant date fair value of the RSUs granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Blackmore held 97,000 RSUs and 30,000 options.

(3)	This amount represents the aggregate grant date fair value of the RSUs granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Hernandez held 98,100 RSUs and 10,000 options.

(4)	Ms. Proctor joined the board of directors effective October 30, 2013. This amount represents the aggregate grant date fair value of the RSUs and options granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Ms. Proctor held 11,600 RSUs and 25,000 options.

(5)	Mr. Tesoriere waves all compensation from the Company for his service on the Board of Directors.

(6)	Mr. Quinn resigned from the Board of Directors effective May 30, 2013.

(7)	This amount represents the aggregate grant date fair value of the RSUs granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Turner held 94,400 RSUs and 70,000 options.

(8)	This amount represents the aggregate grant date fair value of the RSUs granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Williams held 112,200 RSUs and no options.

(9)	This amount represents the aggregate grant date fair value of the RSUs and options granted to this director, calculated in accordance with FASB ASC Topic 718. At December 31, 2013, Mr. Zwirn held 30,950 RSUs and 25,000 options.

Under the non-employee director compensation program in place during 2013, non-employee directors received, and the above table reflects, the following fees for their service on the Board of Directors and its Committees:

•	$50,000 annual Board of Directors cash retainer;

•	$50,000 additional cash retainer for Chairman of the Board of Directors;

•	$40,000 additional cash retainer for Chairman of the Audit Committee and $10,000 additional cash retainer for each member of the Audit Committee;

•	$20,000 additional cash retainer for Chairman of the Compensation Committee and $5,000 additional cash retainer for each member of the Compensation Committee;

•	$5,000 additional cash retainer for the Chairman of the Nominating and Corporate Governance Committee; and

•	$1,000 cash for each Board of Directors’ meeting and each Committee meeting attended.

In addition, the non-employee director compensation program in place during 2013 provided for, and the above table reflects, annual equity compensation grants as follows:

•	Upon their initial election or appointment to the Board of Directors, outside directors receive a grant of non-qualified stock options to purchase 25,000 shares of SunEdison common stock at an exercise price per share equal to the fair market value per share on the date of grant. These options vest ratably over four years.

•	Outside directors are awarded RSUs for shares of our common stock on an annual basis (as of the date of the annual stockholder meeting each year). The RSUs vest 100% on the first anniversary of the grant date. Each year, except in unusual circumstances (e.g., in fiscal year 2012 when the Company’s stock price was unusually low and the Compensation Committee determined to make smaller grants), RSUs are awarded in an amount such that the number of underlying shares of SunEdison common stock has a total value of $185,000 on the date the award is granted (rounded to the nearest 100 shares). For newly elected or appointed outside directors that become directors on a date other than the date of the annual stockholder meeting, such directors would receive RSUs for a pro rata portion of the $185,000 total value.

In early 2014 the Committee recommended and the Board approved modifications to the Board compensation. The objective was to simplify the overall compensation structure, as well as to mirror best practices in the industry. Details of the plan are included in Item No. 8, below, “Approval of SunEdison, Inc. 2014 Non-Employee Director Incentive Plan.”

REPORT OF THE AUDIT COMMITTEE

We have met and held discussions with SunEdison management and with SunEdison’s independent registered public accounting firm, KPMG LLP (“KMPG”). We have reviewed and discussed the consolidated financial statements of SunEdison for 2013 with SunEdison management. We discussed with KPMG matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States), including standards set forth in Statement on Auditing Standards No. 61, as amended.

KPMG also provided to us the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and we discussed with KPMG their independence.

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2013 be included in SunEdison’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission.

Marshall Turner (Chairman)

Emmanuel T. Hernandez

Georganne C. Proctor (joined the Committee on October 30, 2013)

Steven V. Tesoriere

PRINCIPAL ACCOUNTING FIRM SERVICES AND FEES

KPMG LLP served as our principal independent registered public accounting firm for 2012 and 2013. The following table presents fees paid to KPMG LLP for services rendered during the last two fiscal years:

	2012	2013
Audit fees	$3,753,000	$4,793,000
Audit-related fees	$—	$2,706,000
Tax fees	$226,000	$1,674,000
All other fees	$—	$342,000

Audit fees consisted principally of the annual audits of the financial statements of SunEdison and its consolidated subsidiaries, reviews of financial statements included in the Form 10-Q and services that are normally provided in connection with statutory and regulatory filings. In 2013, Audit-related fees consisted principally of fees related to the preparation of SunEdison Semiconductor Limited registration statement and its related audited financial statements. The “all other fees” category consisted of accounting advisory services related to the SunEdison Semiconductor Limited registration statement filed with the SEC. Tax fees consisted principally of fees related to the SunEdison Semiconductor Limited initial public offering and other tax compliance and consultation services. The Audit Committee considered and determined that the provision of non-audit services by KPMG LLP in 2013 was compatible with maintaining KPMG LLP’s independence.

SunEdison has adopted pre-approval policies and procedures requiring that the Audit Committee pre-approve all audit and non-audit services performed by SunEdison’s independent auditors. Under the policy, some services may be pre-approved without consideration of specific case-by-case services, while other services require the specific pre-approval of the Audit Committee. The engagement of the audit firm for its annual audit services are subject to the specific pre-approval of the Audit Committee. Certain specific services were pre-approved by the Audit Committee in 2012 and 2013 pursuant to an agreed upon delegation of authority, which authorized management to engage our independent auditors to perform those services, and required them to provide detailed information about those services and costs to the Audit Committee at the next regularly scheduled Audit Committee meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for the Company’s executive compensation programs. The Compensation Committee is appointed by the Board of Directors to discharge the Board’s responsibilities relating to compensation of the Company’s executives and directors. The Compensation Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

Executive Summary of 2013 Performance and Compensation Actions

Total company revenue for 2013 was approximately $2 billion, representing a decline of 21% versus 2012. The net loss was $586.7 million in 2013, compared to a loss of $150.6 million in 2012. A significant portion of the change in both revenue and profit was attributable to the significant shift in our solar business strategy, described below.

SunEdison continued to improve its long-term positioning in 2013. In 2013 the company completed a record 537 megawatts of solar projects, up 25% from 430 megawatts in 2012. This caps a 5-year period for SunEdison where project completions have grown at a compound growth rate of more than 90%. The company also ended the year with over 500 megawatts of projects under construction, and a project pipeline of more than 3.4 gigawatts, which was up by almost a third from 2.6 megawatts exiting 2012. The company also ended 2013 with 1.9 gigawatts under management in its services business, representing a doubling from 2012.

Along with the strong project growth, the company took several actions intended to strengthen its balance sheet including:

•	Completing a successful debt refinancing
•	Completing a secondary offering of SunEdison stock
•	Announcing an initial public offering (IPO) of the semiconductor business.

With the strong growth in projects and a strong balance sheet, the company believes that it is now positioned to capture additional value for shareholders by building and retaining certain solar projects, rather than building and selling all projects. Management believes that retaining more projects will provide increasing and predictable cash flows in the future and provide higher value over the long-term. As a result, the near-term revenue and profit will be lower.

Despite challenging conditions in the semiconductor market, our semiconductor materials segment generated positive operating cash flow and continues to take action to lower its cost structure. We believe we continued to gain market share in 2013, while also continuing to improve in safety and product quality.

Other key strategic decisions included:

•	Changing the company’s name from MEMC Electronic Materials, Inc. to SunEdison, Inc. to reflect the company’s growing focus on the solar industry; and
•	In early 2014, the company announced the proposed IPO of the common stock of a yield company (Yieldco) related to our solar business.

Actual executive compensation delivered during 2013 reflects our results, and we continue to leverage our programs to attract and retain talent to achieve strong operating performance and to build a strong base for operating growth in 2014 and beyond.

While SunEdison experienced dramatic challenges in 2013, the Company’s executive compensation programs continue to be based on a consistent philosophy that they must:

•	Reinforce the Company’s business objectives and the creation of long-term stockholder value;

•	Provide for performance-based reward opportunities that support growth and innovation without encouraging or rewarding excessive risk;

•	Align the interests of executives and stockholders by weighting a significant portion of compensation on sustained stockholder returns through long-term performance programs;

•	Attract, retain and motivate key executives by providing a mix of competitive compensation that includes fixed and variable compensation, short-term and long-term incentives, as well as cash and equity-based pay; and

•	Recognize and support outstanding individual performance and behaviors that demonstrate our Mission, Values and Culture.

In 2013, actions were taken to further strengthen the leadership team. These actions included the hiring of additional executive talent, attending to the further integration of talent from acquisitions and moving and expanding responsibilities for top executives. This focus of strengthening the leadership team, combined with building a performance oriented culture, has resulted in undesired attrition of less than 1 percent in the leadership ranks. We have also continued our efforts to build and sustain a high performance culture by training all 6,000 employees in the first half of 2013. This training called One Company-One Culture, represents our mission to create a healthy and supportive business environment that fosters outstanding performance, enhances business results, and creates a culture of collaborative, high-performance teams, acting as one highly effective and cohesive company.

This Compensation Discussion and Analysis describes the pay actions for 2013 as well as the decisions that impact executive pay for 2014.

Objectives and Design of SunEdison’s Executive Compensation Programs

SunEdison’s executive compensation programs are designed to attract and retain the highest quality executive talent possible, and more importantly, to provide meaningful incentives for such executives to remain with the Company and to strive to enhance stockholder value. Over time, the Compensation Committee has developed and adhered to three enduring executive compensation principles: (i) all compensation should be referenced and validated based on industry surveys; (ii) changes to compensation should be performance and responsibility based; and (iii) executive compensation should be targeted to the 50th and 75th percentiles of a relevant comparison group of companies (although the actual compensation of an individual may fall below or sometimes exceed these percentiles given a number of factors).

The Compensation Committee reviews the executive compensation programs at least annually to ensure that its compensation goals and objectives are being met. Additionally, the Compensation Committee determines the final compensation for the Chief Executive Officer and other named executive officers, although with respect to the other named executive officers, the Chief Executive Officer works closely with the Compensation Committee to make recommendations to the Compensation Committee regarding the other named executive officers’ compensation.

Surveys and Peer Group Comparisons

In reviewing SunEdison’s 2013 executive compensation programs and in making compensation decisions in previous years with regard to each of the elements of compensation discussed below, the Compensation Committee has utilized Radford’s Global Technology Survey. In 2013, the Committee utilized this survey to benchmark the pay of each of our named executive officers against a broader technology group of 60 companies, with revenue ranging from $1 billion to $6 billion. The Compensation Committee considered pay information from both this larger data set as well as a more focused database of 23 survey participants most similar to SunEdison in terms of revenue size and industry in developing its compensation decisions. These peers had average revenues of $3.34 billion and an average market capitalization of $6.5 billion.

In February 2014, management and the Compensation Committee again reviewed the peer group for the purpose of ensuring that the Company’s executive compensation was competitive on an external basis and aligned with stockholder interests. As a result, the Compensation Committee decided to maintain the same peer group that was used for the 2013 analysis. A detailed table outlining the peer group and criteria utilized in 2013 and 2014 is outlined below:

2013	2014
• 23 Peer Companies	• 23 Peer Companies

• Semiconductor component & capital equipment companies, as well as selected solar companies	• Semiconductor component & capital equipment companies, as well as selected solar companies

• $0.9 - $8.2 billion revenue	• $0.9 - $9.1 billion revenue

• Greater business complexity as defined by number of business units (average of 3) and product lines (average of 4)	• Greater business complexity as defined by number of business units (average of 3) and product lines (average of 4)

Average 2012 Revenues: $3.34 billion	Average 2013 Revenues: $3.38 billion

Peer Companies Included

As mentioned above, management and the Compensation Committee decided to maintain the same peer group that was used for the 2013 analysis.

2013 and 2014
• Altera Corporation	• LSI Corporation
• Advanced Micro Devices, Inc.	• Marvell Technology Group Ltd.
• Analog Devices	• Maxim Integrated Products, Inc.
• Atmel Corporation	• Micron Technology, Inc.
• Broadcom Corporation	• NCR Corporation
• Fairchild Semiconductor	• Nvidia Corporation
• First Solar, Inc.	• ON Semiconductor Corporation
• Juniper Networks, Inc.	• Rockwell Collins, Inc.
• KLA-Tencor	• Spansion Inc.
• Lam Research Corporation	• SunPower Corporation
• Linear Technology Corporation	• Teradyne, Inc.
• Xilinx, Inc.

Secondary Peer Group

The Compensation Committee will also utilize a semiconductor component and capital equipment peer group as well as a broader technology group (revenues ranging from $1 billion to $6 billion) consistent with 2013.

Elements of Compensation

In 2013 and continuing in 2014, our executive compensation program has consisted of the following components: base salaries; annual incentive awards; long term incentive awards (equity awards); and benefits. The Chief Executive Officer and other named executive officers participate in the same benefit programs as the U.S. based employee population. The following table shows each element of compensation and what it is designed to reward. Specifically, the table illustrates: why SunEdison utilizes each pay element; what each element is designed to reward; and how the Company determines the amount for each element.

Element	Pay Objective	Targeted Market Positioning
Base pay	To provide a fixed income based on an individual’s size, scope and complexity of role. Other factors that influence base pay include:	Between peer group median and 75th percentile.
• Current & historical performance of the individual
• Relative position vs. external market data

Annual Incentive (Bonus)	To provide rewards for achievement of corporate and personal objectives that drive SunEdison’s success.

Performance Based/Variable.

Target Incentives (expressed as a percent of base salary) are generally targeted at or below the peer group median. When the Company achieves performance greater than that of the peer group, incentives should reach at or above the peer group’s 75th percentile.

Corporate Performance Measures (80% for all Named Executive Officers and all other Executive Officers) are:
• Total Cash Flow (70%)
• Operating Income (30%)

Personal Measures (20% for all Named Executive Officers and all other Executive Officers)
• Targeted business goals/metrics
• Strategic initiatives
• Leadership behaviors consistent with SunEdison’s Mission, Values & Culture (MVC)

Long-Term Incentive	To provide incentives aligned with the interests of stockholders and to build an incentive for long-term retention. These incentives are made in the form of equity (stock options and restricted stock units).	Between the peer group’s median and 75th percentile-based on individual and corporate performance.

Element	Pay Objective	Targeted Market Positioning

Health & Retirement Benefits	The Named Executive Officers participate in the same broad-based benefit programs offered to other U.S. employees. They include:	At or below median for U.S. companies of similar size.
• Healthcare benefits
• Dental benefits
• Long-term disability insurance
• 401(k) program with a match that is capped by the qualified limit established annually by the IRS
• Life Insurance—1x salary

Perquisites	SunEdison does not routinely provide any perquisites to its Named Executive Officers.	Not targeted.

2013 Annual Incentive Plan Payout/Awards

In March 2014, the Board of Directors approved the 2013 annual incentive plan payouts. The plan has two main components: a Company milestone component and a personal goal component. The 2013 plan has “threshold,” “target” and “maximum” payouts, based on a combination of the Company performance metrics and personal goal metrics. The “threshold” level of performance for a particular performance goal represents the lowest level of performance for which any bonus would be earned on that performance goal. The “maximum” level of performance represents the level for which the maximum bonus would be earned for that particular goal, and the “target” represents the target level of performance. The actual bonus, if any, attributable to each performance goal is calculated based on the actual performance compared to these “threshold,” “target” and “maximum” performance levels. The “threshold,” “target” and “maximum” levels for each category of executives is as follows (target, threshold, and maximum represented as a percent of base salary):

	Threshold	Target	Maximum
Ahmad Chatila, President and Chief Executive Officer	63%	125%	250%
Brian Wuebbels, Executive Vice President and Chief Financial Officer	38%	75%	150%
Shaker Sadasivam, Executive Vice President; President, Semiconductor Materials	38%	75%	150%
Carlos Domenech, Executive Vice President; President – SunEdison Capital	38%	75%	150%
David Ranhoff, Senior Vice President; President – Solar Materials	38%	75%	150%
SVPs, VPs, Senior Directors	15 - 20%	30 - 60%	50 - 100%

The performance goals are weighted based on their relative importance to achieving the Company’s overall goals. For 2013, the Company milestone component (performance goals) of the plan was based upon achievement of threshold levels of a combination of total cash flow (70%) and operating income (30%). The Company-based and personal performance metrics account for varying levels of the total potential award under the 2013 annual incentive plan as follows:

	Company Metrics	Personal Metrics
CEO (Chatila), CFO (Wuebbels)	80%	20%
EVP (Sadasivam, Domenech)	80%	20%
SVPs (including Ranhoff)	80%	20%
VPs, Senior Directors	60%	40%
Director-level	60%	40%
All other employees	50%	50%

The actual payouts for each named executive officer are set forth below (the actual payouts are also shown below in “EXECUTIVE COMPENSATION—Summary Compensation Table”). Based on the achievement (or non-achievement) of the various milestones described below, each of our named executive officers, received an annual incentive payout under the plan. In 2013, in assessing these awards to be paid to the named executive officers, the Compensation Committee also considered certain additional factors such as the use of non-GAAP measurement of revenue and operating income to be consistent with how the Company reports earnings externally. The resulting calculation of the corporate performance portion for the annual incentive plan is summarized in the table below:

2013 Annual Incentive Measure	2013 Performance vs. Measure	Weighted Performance Rating (Corporate Portion)
Total Cash Flow (70% Weight)	Above Maximum	200%
Operating Income (30% Weight)	Missed Threshold	0%

		140% Corporate Rating

Name and Position	Threshold Annual Incentive Award	Target Annual Incentive Award	Maximum Annual Incentive Award	Actual Annual Incentive Award	Actual Annual Incentive Award as a Percentage of Target Award	Actual Annual Incentive Award as a Percentage of Maximum Award
Ahmad Chatila, President and Chief Executive Officer	$500,000	$1,000,000	$2,000,000	$1,420,000	142%	71%

Brian Wuebbels, Executive Vice President & Chief Financial Officer	$159,000	$318,000	$636,000	$483,400	152%	76%

Shaker Sadasivam—Executive Vice President; President, Semiconductor Materials	$163,900	$327,800	$655,600	$432,700	132%	66%

Carlos Domenech, Executive Vice President; President — SunEdison Capital	$187,500	$375,000	$750,000	$495,500	132%	66%

David Ranhoff, Senior Vice President; President – Solar Materials	$142,200	$286,400	$572,800	$349,400	122%	61%

2013 Downstream Solar Project Bonus Plan

In addition to the amount paid above, Mr. Domenech is also eligible to participate in the Downstream Solar Project Bonus Plan, which was approved by the Compensation Committee of the Board of Directors on November 19, 2012. In connection with the Downstream Solar Project Bonus Plan, Mr. Domenech will receive an award of $250,000, which will be paid in three equal installments over three years, commencing in March of 2014, if Mr. Domenech is still employed by the Company on each of the anniversary dates of the installment payment.

Advisory Stockholder Say-On-Pay Vote

At the Company’s Annual Meeting of Stockholders in May 2013, the stockholders strongly approved, with a 97% vote in favor, on an advisory basis, the executive compensation disclosed in the proxy statement for that meeting. Subsequently, the Compensation Committee and the Board of Directors reviewed and gave consideration to that vote in determining future executive compensation policies and decisions. The Compensation Committee noted the strong stockholder vote in support of the current compensation program. The Company holds the advisory vote on executive compensation annually.

2014 Annual Incentive Plan

The 2014 Annual Incentive Plan, approved by the Compensation Committee in March 2014, is similar to the design of the 2013 Plan for senior executives. The Compensation Committee approved modifying the specific measures of corporate performance to 70% profitability, as measured by the sum of EBITDA and foregone margin (a measure which tracks margin foregone done to the strategic decision to hold projects on the balance sheet vs. selling them) and 30% megawatts completed to better reflect key 2014 areas of focus. The Company-based and personal performance metrics will once again account for varying levels of the total potential award under the 2013 plan as follows:

	Company Metrics	Personal Metrics
CEO, CFO, EVP, & SVP	80%	20%
VP, Directors	60%	40%

For 2014, payout levels for the determination of individual awards will generally be as follows:

	Threshold	Target	Maximum
CEO	63%	125%	250%
CFO	38%	75%	150%
EVPs	38%	75%	150%
SVPs	30%	60%	120%
VPs, Senior Directors	15 - 20%	30 - 40%	60 - 80%

Long-Term Incentives

In 2013, all named executives received a long-term incentive grant. Such grants were in the form of performance vested stock options.

CEO Compensation

Mr. Chatila joined SunEdison as President and Chief Executive Officer in March 2009. In January 2010, Mr. Chatila and the Company agreed to amend his employment agreement to remove the guaranteed $500,000 bonus for 2009. Mr. Chatila did not receive a base pay adjustment or long-term incentive award in 2010 or 2011. Mr. Chatila refused an increase in 2011 because the Company did not make progress in raising our stock price. Further, in April 2011, Mr. Chatila proposed to the Compensation Committee that equity grants initially identified for him be used instead to retain high potential and key talent within the organization. The $3.8 million potential grant was divided among 47 key leaders in the Company below the executive staff level in amounts of 4,000 to 10,000 restricted stock units, with a four year vesting schedule.

In February 2012, the Compensation Committee approved an annual incentive award for Mr. Chatila as calculated by the measures defined in the 2011 Annual Incentive Plan equal to achievement of 28% of the targeted incentive. Mr. Chatila did not receive a base pay adjustment to his salary for 2012, however, his 2012 bonus target was adjusted from 100 percent to 125 percent of base pay. On April 25, 2012, the Compensation Committee granted to Mr. Chatila a performance-based option to purchase up to 750,000 shares of common stock. The option will be earned, if at all, ratably, over a three-year vesting period commencing on April 25, 2014 if (a) Mr. Chatila remains employed by the Company during each one-year period, and (b) the Company’s common stock price outperforms the S&P 500 market index compounded annual growth rate over those years. The option exercise price of

$3.45 is the closing price of the Company’s common stock on April 25, 2012. The term of the option is ten years and was granted under and pursuant to the terms of the Company’s 2010 Equity Incentive Plan. The first third of these options will vest April 25, 2014 as the Company’s total stock price increased 231% vs. 47% for the S&P 500 market index over the 2012-2013 time period. Also on April 25, 2012, the Compensation Committee granted to Mr. Chatila four-year time-vesting options to purchase up to 350,000 shares of common stock and 200,000 performance-based restricted stock units, all under the Company’s 2010 Equity Incentive Plan and materially consistent with previously granted option and restricted stock unit awards under that Plan. The performance criteria for half of the performance-based restricted stock units were not met in 2012, and as such, Mr. Chatila will not receive 100,000 of such performance-based restricted stock units and such restricted stock units were cancelled.

On July 18, 2013, the Compensation Committee granted to Mr. Chatila performance-vested options to purchase up to 1,200,000 shares of common stock. The options will be earned, if at all, if the Company achieves specific EBITDA targets, in 2013, 2014 or 2015. If the goal is achieved in any one of those years, the options will vest one year after the Board approves such achievement. If goals are not achieved the options will be cancelled.

In March 2014, the Compensation Committee approved an annual incentive award for Mr. Chatila as calculated by the measures defined in the 2013 Annual Incentive Plan equal to achievement of 142% of the targeted incentive. The Compensation Committee also approved an increase in Mr. Chatila’s base salary to $850,000.

Employment Agreements

Mr. Chatila. Mr. Chatila has an employment agreement with the Company. The material terms of Mr. Chatila’s employment agreement are described below under “EXECUTIVE COMPENSATION—Employment Agreements.” The Compensation Committee utilized survey data from Radford and Equilar in connection with the benchmarking of the compensation elements of this employment agreement with Mr. Chatila. The Committee believes that the employment agreement as a whole is representative of agreements for chief executives of companies the size and the complexity of SunEdison. The Committee believes that the aggregate compensation provided by the employment agreement was highly performance oriented, and fit the Committee’s compensation philosophy of paying well for outstanding performance, but providing less total compensation if the Company and its stockholders do not benefit as well.

Severance Policy

SunEdison has adopted a severance policy applicable to all employees at or above director level. Under the policy, provided that the employment of such individual is not terminated for “cause” and the employee executes SunEdison’s standard separation agreement and general release, the employee is entitled to severance at the following levels:

•	Director-level employees—three months base salary;

•	Vice Presidents—six months base salary; and

•	Senior Vice Presidents and above—twelve months base salary.

Compensation Consultant

In 2013, SunEdison utilized the executive compensation surveys from Radford (as well as other surveys) for the purposes of ensuring market competitiveness of senior executive compensation. In 2013, Radford provided both information and advice to SunEdison management regarding peer group selection and a study of executive compensation competitiveness versus the broad market and the industry peers. The Compensation Committee did not retain Radford or any other compensation consultant in 2013.

Tax Deductibility—Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of non-performance based compensation paid to the Chief Executive Officer and any of the most highly compensated executive officers to $1 million. In establishing total compensation for such officers, the Compensation Committee considers the effect of Section 162(m). However, corporate objectives may not always be consistent with the requirements for full deductibility. Therefore, deductibility is not the sole factor used in setting the appropriate compensation levels paid by SunEdison and therefore, decisions leading to future compensation levels may not be fully deductible under Section 162(m).

Timing Related to Grants and Vesting of Options and Other Long Term Equity Incentive Awards

In the past, the Compensation Committee has made option or other equity grants to named executive officers and other employees, and expects these grants to continue in the future, at three different times: (i) upon the hiring of the executive or employee (typically, the grant date is the employee’s start date with SunEdison); (ii) on the date of the regularly scheduled quarterly Board of Directors meetings (in January, April, July or October); and (iii) on some occasions, in connection with a promotion or special recognition grant. In 2013, the Compensation Committee made the annual equity grants in July 2013.

The regularly scheduled quarterly Board of Directors meetings are typically just a few days prior to the date of the Company’s regular quarterly earnings press release for the just completed quarters. Therefore, any grants made at such regularly scheduled meetings have historically been made at a time shortly prior to the release by the Company of material non-public information (i.e., the Company’s results of operations for the just completed quarter). The Committee believes that the timing of such grants is appropriate because by having made such grants on an approximately regular timetable, the unpredictability of both the Company’s operating results and the trading markets’ reaction to those operating results does not factor into the Committee’s decision.

All option or other equity grants made have a minimum vesting period of six months, and are commonly over three, four or five year vesting schedules, depending on the type of award.

Stock Ownership Guidelines

On April 26, 2012, the Board adopted stock ownership guidelines for the directors and executive officers of the Company. These guidelines are intended to increase the officers’ and directors’ stake in the Company and more closely align their interests with those of our stockholders. The guidelines establish the following stock ownership levels for each of the below persons:

CEO	250,000
Executive Vice Presidents and CFO	50,000
Non-employee directors	70,000

The guidelines provide that the minimum ownership levels should be achieved by April of 2017 (five years from date of adoption) or within five years from the date the officer or director becomes subject to the guidelines for those joining the Company after the date of adoption. If the guidelines are not met within the stated timeframe, 50% of subsequent shares which would otherwise be acquired through vesting of restricted stock units or exercise of stock options, net of shares withheld for taxes, as applicable, must be retained by the executive or director until the minimum ownership levels are met.

A copy of the Stock Ownership Guidelines is posted on the Company’s website (www.sunedison.com) with other key corporate governance policies.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table describes, assuming a termination date of December 31, 2013, an approximation of (i) the amounts which would be due to each of our named executive officers in the form of salary continuation, (ii) the amounts which would be due to each of our named executive officers in the form of lump sum cash payments, (iii) the value of acceleration of vesting applicable to stock options and RSUs for each of the named executive officers, assuming that a change in control and termination occurred on December 31, 2013, and (iv) continuation of certain healthcare benefits due to certain named executive officers pursuant to their employment agreements or under SunEdison’s severance policy described above, in each case in the event of the named executive officer’s (a) death, (b) disability, (c) termination for cause, (d) termination in connection with a change in control, and (e) impact of a change in control without termination. Any actual amounts payable to each executive listed below upon his termination can only be determined definitively at the time of each executive’s actual termination.

Under our equity plans, an employee (including named executive officers) must be terminated without cause or by the employee for good reason within two years following a change in control of SunEdison in order to receive accelerated vesting of stock options and restricted stock units. Under our equity plans, “good reason” is generally considered a material diminution in an employee’s duties and responsibilities, a decrease in an employee’s base salary or benefits or a relocation of an employee’s work location of more than 50 miles.

Under our severance policy, each of the named executive officers would receive 12 months’ salary continuation and continuation of healthcare benefits if such executives were terminated (other than for cause). The salary continuation is paid bi-weekly in accordance with our regular payroll practices for such 12-month period. Receipt of these payments is conditioned on the employee agreeing to execute a standard general release and waiver and to abide by his or her employee confidentiality and non-compete agreement, which provides for a two-year non-compete and two- (or sometimes three-) year non-solicitation (of SunEdison employees and SunEdison customers) agreement. We typically do not accelerate the vesting of the equity awards held by our employees, including the named executive officers, in the event of termination of employment.

Name/Circumstance	Salary Continuation(1)	Lump Sum Cash	Accel. Vesting(2)	Continuation of Healthcare	Total
Ahmad Chatila
Death	—	—	$2,520,000	—	$2,520,000
Disability	—	—	$2,520,000	—	$2,520,000
Severance Termination	$800,000	—	—	$14,014	$814,014
Termination for Cause	—	—	—	—	—
Involuntary Termination if Change-in Control	$800,000		$2,520,000	$14,014	$3,334,014
Change-in-Control (no termination)	—	—	—	—	—
Brian Wuebbels
Death	—	—	$5,152,289	—	$5,152,289
Disability	—	—	$5,152,289	—	$5,152,289
Severance Termination	$424,000	—	—	$15,249	$439,249
Termination for Cause	—	—	—	—	—
Involuntary Termination if Change-in Control	$424,000	—	$5,152,289	$15,249	$5,591,538
Change-in-Control (no termination)	—	—	—	—	—
Shaker Sadasivam
Death	—	—	$5,322,630	—	$5,322,630
Disability	—	—	$5,322,630	—	$5,322,630
Severance Termination	$437,100	—	—	$14,490	$451,590
Termination for Cause	—	—	—	—	—
Involuntary Termination if Change-in Control	$437,100	—	$5,322,630	$14,490	$5,774,220
Change-in-Control (no termination)	—	—	—	—	—
Carlos Domenech
Death	—	—	$4,481,245	—	$4,481,245
Disability	—	—	$4,481,245	—	$4,481,245
Severance Termination	$500,000	—	—	$14,014	$514,014
Termination for Cause	—	—	—	—	—
Involuntary Termination if Change-in Control	$500,000	—	$4,481,245	$14,014	$4,995,259
Change-in-Control (no termination)	—	—	—	—	—
David Ranhoff
Death	—	—	$4,645,901	—	$4,645,901
Disability	—	—	$4,645,901	—	$4,645,901
Severance Termination	$381,900	—	—	$14,014	$395,914
Termination for Cause	—	—	—	—	—
Involuntary Termination if Change-in Control	$381,900	—	$4,645,901	$14,014	$5,041,815
Change-in-Control (no termination)	—	—	—	—	—

(1)	For Mr. Chatila, this amount reflects the one year salary continuation paid in the event of termination without cause or by the executive for good reason pursuant to his employment agreement. Each of our named executive officers also would be entitled to 12 months’ salary continuation if they were terminated without cause under SunEdison’s severance policy.

(2)	Reflects a valuation of the acceleration of the named executive officer’s outstanding options and RSUs calculated based on the closing price of the Company’s common stock on December 31, 2013. The actual amount received by the named executive officer upon the sale of shares received under RSUs or following the exercise of options would depend on the actual market value at the time of such sale.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

Members of the Compensation Committee

James B. Williams, Chairman

Antonio Alvarez

Peter Blackmore

Marshall Turner

EXECUTIVE COMPENSATION

The following table presents summary information concerning 2013 compensation awarded or paid to, or earned by: (i) the Company’s Chief Executive Officer as of December 31, 2013; (ii) the Company’s current Chief Financial Officer as of December 31, 2013; and (iii) each of the other three most highly compensated executive officers for the year 2013 who were serving as executive officers as of December 31, 2013 (collectively, such persons are the “named executive officers” for SunEdison for 2013).

Mr. Chatila has an employment agreement with the Company, which is discussed in detail below (see “Employment Agreement”). The non-equity incentive plan compensation disclosed below is that paid after the end of each year based on achievement of performance criteria established by the Compensation Committee at the beginning of that year. For a general description of the elements of the annual incentive plan as well as detailed information about the performance criteria for 2013, see “Compensation Discussion and Analysis—Elements of Compensation and—2013 Annual Incentive Plan Payout/Awards,” above. The proportion of total cash compensation in the form of salary and, when applicable, bonus to total compensation is described above in “Compensation Discussion and Analysis—Objectives and Design of SunEdison’s Executive Compensation Program.”

Summary Compensation Table

Name and Principal Positions	Year	Salary ($)(1)		Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(12)	Non-Equity Incentive Plan Compensation Award ($)	All Other Compensation ($)		Total ($)
Ahmad Chatila	2013	$788,462		$0	$0	$4,830,960	$1,420,000(4)	$0	$37,636	(5)	$7,077,058
President and Chief Executive Officer	2012	$750,000		$0	$690,000	$1,845,110	$810,000	$0	$142,846	(6)	$4,237,956
	2011	$750,000		$0	$0	$0	$207,000	$0	$4,900	(7)	$961,900

Brian Wuebbels	2013	$418,462		$0	$0	$603,870	$483,400	$0	$15,810	(7)	$1,521,542
Executive Vice President and Chief Financial Officer(8)
	2012	$365,385		$0	$128,063	$670,732	$271,200	$0	$14,066	(7)	$1,449,446

Carlos Domenech	2013	$855,812	(9)	$83,333	$0	$402,580	$495,000	$0	$15,300	(7)	$1,850,025
Executive Vice President;	2012	$425,000		$81,584	$0	$869,073	$275,400	$0	$18,011	(7)	$1,669,068
President – SunEdison Capital	2011	$418,269		$519,589	$0	$1,200,436	$72,000	$0	$14,700	(7)	$2,224,994

Shaker Sadasivam	2013	$434,169		$0	$0	$603,870	$432,700	$0	$17,881	(7)	$1,488,620
Executive Vice President;	2012	$418,200		$0	$0	$972,537	$287,700	$0	$33,888	(10)	$1,712,325
President Semiconductor Materials	2011	$409,231		$0	$0	$950,061	$91,500	$0	$30,558	(11)	$1,481,350

David Ranhoff	2013	$379,338		$0	$0	$603,870	$349,400	$0	$15,810	(7)	$1,348,418
Senior Vice President;
President – Solar Materials	2012	$365,400		$0	$77,000	$778,343	$240,300	$0	$15,500	(7)	$1,476,543
	2011	$358,173		$0	$0	$599,908	$79,900	$0	$15,190	(7)	$1,053,171

(1)	Amounts shown include cash compensation earned and received as well as cash compensation earned but deferred at the election of the executive officer under the SunEdison Retirement Savings Plan.

(2)	For Mr. Domenech in 2011, this amount represents earnout consideration Mr. Domenech received in connection with the acquisition of SunEdison in November 2009. For Mr. Domenech in 2012, $3,661 represents earnout consideration Mr. Domenech received in connection with the SunEdison acquisition and $77,933 represents the first installment of the 2012 Downstream Solar Project Bonus award of $233,800 discussed above under “Compensation Discussion and Analysis”. For Mr. Domenech in 2013, this amount represents the first installment of the 2013 Downstream Solar Project Bonus award of $250,000.

(3)	All option awards reflected in the table are non-qualified stock options under the Company’s 2001 Equity Incentive Plan or 2010 Amended and Restated Equity Incentive Plan. The dollar amounts shown for stock awards and option awards represent the aggregate grant date fair value with respect to fiscal 2013, fiscal 2012 and fiscal 2011 in accordance with the applicable Accounting Standard Codification 718, Stock Compensation, excluding the effect of forfeitures related to service-based conditions. These amounts do not reflect whether the named executive officers have actually realized or will realize a financial benefit from the awards. For information on the assumptions used to calculate the value of the awards, refer to Note 2 to consolidated financial statements in our Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(4)	For Mr. Chatila’s 2013 bonus, the total bonus awarded was $1,420,000. Of this amount, $420,000 was paid as cash, and upon and subject to the effective date of the initial public offering of the Company’s semiconductor business, shares of common stock in the public company valued at $1,000,000 (before required tax withholdings) will be granted to Mr. Chatila in lieu of the remaining cash portion of his bonus.

(5)	Amount shown represents $32,536 in relocation expenses and $5,100 in contribution by SunEdison to the SunEdison Retirement Savings Plan.

(6)	Amount shown represents $137,846 in relocation expenses and $5,000 in contribution by SunEdison to the SunEdison Retirement Savings Plan.

(7)	Amount shown is contribution by SunEdison to the SunEdison Retirement Savings Plan.

(8)	Effective May 16, 2012, Mr. Wuebbels became the Company’s Executive Vice President and Chief Financial Officer. At that time, Mr. Wuebbels also assumed the role as principal financial officer and principal accounting officer of the Company for SEC reporting purposes.

(9)	For Mr. Domenech’s 2013 base pay, $407,111 was paid by SunEdison for his role as Executive Vice President and President of SunEdison Capital. Additionally, Mr. Domenech received $448,350 from Everstream Capital Management, LLC (“Everstream”), an affiliate of SunEdison that in 2013 was consolidated with SunEdison’s results for financial statement purposes, in his role as Operating Director. All compensation received by Mr. Domenech from SunEdison and Everstream is included in the Summary Compensation Table. SunEdison assigned Mr. Domenech the dual role in 2013 due to the strategic importance of building the project pipeline for SunEdison, and was thus compensated for his dual appointment.

(10)	Amount shown includes $13,296 in contributions by SunEdison to the SunEdison Retirement Savings Plan and $20,592 of accrued paid time off payout.

(11)	Amount shown includes $15,181 in contributions by SunEdison to the SunEdison Retirement Savings Plan and $15,377 of accrued paid time off payout.

(12)	These amounts were awarded for 2013, 2012 and 2011 under the Company’s short term incentive plan for executive officers discussed above under “Compensation Discussion and Analysis.”

The following table sets forth certain information on a grant-by-grant basis regarding plan-based awards to the executive officers named in the Summary Compensation Table during 2013. The non-equity incentive plan awards disclosed below are part of the 2013 Annual Incentive Plan described in greater detail in Compensation Discussion and Analysis, above. Early in 2013, the Compensation Committee established corporate performance measures and personal performance measures for each of the named executive officers. The plan has threshold, target and maximum payouts, as set forth below, based on achievement of those measures. After the end of 2013, the Compensation Committee met to review performance and payments were made to each of the named executive officers based on a combination of partial achievement of the corporate performance measures and personal performance measures in the amounts set forth in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.” For additional information concerning the equity awards set forth in the table below, see “Compensation Discussion and Analysis—Long Term Incentives,” above.

Grants of Plan Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(1)
Ahmad Chatila	3/31/2013	$500,000	$1,000,000	$2,000,000
	7/18/2013					1,200,000(1)	$9.58	$4,830,960

Brian Wuebbels	3/31/2013	$159,000	$318,000	$636,000
	7/18/2013					150,000(1)	$9.58	$603,870

Carlos Domenech	3/31/2013	$187,500	$375,000	$750,000
	7/18/2013					100,000(1)	$9.58	$402,580

Shaker Sadasivam	3/31/2013	$163,900	$327,800	$655,600
	7/18/2013					150,000(1)	$9.58	$603,870

David Ranhoff	3/31/2013	$143,200	$286,400	$572,800
	7/18/2013					150,000(1)	$9.58	$603,870

(1)	The stock option grants made on July 18, 2013 are performance based grants that will vest, if at all, when the Compensation Committee has determined that the corresponding EBITDA target has been achieved for either of 2013, 2014 or 2015. Once earned, the options are subject to a one-year time vesting period.

Employment Agreements

Mr. Chatila. Mr. Chatila, our President and Chief Executive Officer, has an employment agreement with the Company. The initial term of the employment agreement ended on March 2, 2013, but automatically renewed for successive one-year periods and will continue to renew unless either party gives notice of its intention not to renew. The agreement provides that so long as Mr. Chatila is employed by the Company, the Company will cause the Board of Directors to nominate him for re-election to the Board. Under the terms of the employment agreement, Mr. Chatila’s base salary was set at $750,000 per year, subject to annual review and increase by the Board. Mr. Chatila’s short term incentive target bonus was set at 100% of salary and the maximum incentive bonus was set at 200% of salary. The Committee anticipates that Mr. Chatila’s annual bonuses will be based on the Company’s overall financial performance, the achievement of certain performance objectives, and the cumulative achievement of those executive officers and management employees reporting to Mr. Chatila.

In addition, pursuant to the employment agreement, the Company granted to Mr. Chatila, as of his starting date of March 2, 2009, three separate stock options at an exercise price equal to $13.42, the closing market price of SunEdison stock on the March 2, 2009 grant date: (i) an option to purchase up to 750,000 shares of common stock (“Sign-On Option”), vesting 50% on the third anniversary of the grant date (March 2, 2012) and 50% on the fifth anniversary of the grant date (March 2, 2014), (ii) an option to purchase 750,000 shares of common stock (“Service Option”), vesting ratably on an annual basis over four years commencing on the first anniversary of the grant date (all of which has now fully vested); and (iii) an option to purchase 200,000 shares of common stock (“Performance Option”), vesting on the fourth anniversary of the grant date if Mr. Chatila is still employed by the Company and the Company’s common stock price outperforms the S&P 500 market index by a specified amount over that four-year period; otherwise, the option will expire. The Performance Option expired on March 2, 2013, when the performance criteria were not met. The Company also granted to Mr. Chatila 75,000 RSUs all of which vested ratably over four years commencing on the first anniversary of the grant date. These equity based awards were issued pursuant to and governed by the Company’s 2001 Equity Incentive Plan. As part of the employment agreement, Mr. Chatila agreed to comply with any reasonable stock ownership or stock retention guidelines as may be adopted by the Board of Directors.

All equity grants to Mr. Chatila are subject to “double trigger” accelerated vesting in the event of a change in control and Mr. Chatila’s subsequent termination by the Company without cause or by him for good reason within two years after such change in control. The employment agreement provides for certain payments upon the involuntary termination of Mr. Chatila’s employment without cause (other than by reason of his death or disability) or Mr. Chatila’s voluntary termination for good reason during his employment term.

Either party can terminate Mr. Chatila’s employment agreement. In the event of Mr. Chatila’s involuntary termination without cause (other than by reason of death or disability) or Mr. Chatila’s voluntary termination for good reason during the employment term, he is entitled to, upon execution of a general release and waiver:

•	His base salary through the date of termination;

•	His annual bonus, if any, earned in the calendar year immediately preceding the calendar year in which the date of termination occurs, to the extent not yet paid, in a lump sum payment within 30 days after his date of termination;

•	Subject to the execution by Mr. Chatila of a general release and waiver, the continuation of Mr. Chatila’s base salary for one year beginning on the date of termination;

•	Continued health care coverage under the Company’s group health care plan through the end of the severance period; and

•	A pro rata portion of the earned amount of his Annual Bonus for the year in which the date of termination occurs.

None of our other named executive officers has an employment agreement with SunEdison. All of our named executive officers are employees at will, including Mr. Chatila.

The following table presents information regarding outstanding equity awards held by the executive officers named in the Summary Compensation Table at December 31, 2013.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(10)	Grant Date of Stock Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ahmad Chatila	375,000	375,000(2)		13.42	3/2/2019	4/25/2012	200,000(8)	2,610,000
	750,000	—		13.42	3/2/2019
	—	350,000(2)		3.45	4/25/2022
	—	750,000(3)		3.45	4/25/2022
	—	1,200,000(4)		9.58	7/18/2023

Brian Wuebbels	25,000	—		55.74	8/13/2017	2/8/2010	6,250(9)	$81,563
	25,000	—		55.74	8/13/2017	4/27/2011	5,000(9)	$65,250
	2,500	—		69.84	1/23/2018	4/25/2012	4,688(7)	$61,178
	5,000	—		51.63	7/22/2018	5/16/2012	37,500(7)	$489,375
	20,000	—		13.43	1/20/2019
	15,000	10,000(5)		15.99	4/20/2020
	12,000	28,000(5)		11.63	4/27/2021
	3,125	9,375(2)		3.45	4/25/2022
	75,000	225,000(2)		2.13	5/16/2022
	—	120,000(6)		1.76	7/24/2022
	—	148,000(6)		3.27	9/18/2022
	—	150,000(4)

Carlos Domenech	58,110	135,590(5)		11.63	4/27/2021
	62,500	187,500(2)		3.45	4/25/2022
	—	160,000(6)		1.76	7/24/2022
	—	197,000(6)		3.27	9/18/2022
	—	150,000(4)		9.58	7/18/2023

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(10)	Grant Date of Stock Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Shaker Sadasivam	3,025	—		8.09	7/26/2014	4/20/2010	20,000(9)	$261,000
	6,250	—		9.43	10/27/2014
	6,250	—		11.63	2/16/2015
	20,000	—		17.65	7/26/2015
	9,150	—		25.66	1/25/2016
	9,300	—		29.73	7/25/2016
	15,000	—		45.70	1/24/2017
	20,000	—		58.31	7/24/2017
	20,000	—		69.84	1/23/2018
	125,000	—		13.43	1/20/2019
	100,000	—		15.71	10/15/2019
	45,990	107,310(5)		11.63	4/27/2021
	62,500	187,500(2)		3.45	4/25/2022
	—	200,000(6)		1.76	7/24/2022
	—	246,000(6)		3.27	9/18/2022
	—	150,000(4)		9.58	7/18/2023

David Ranhoff	105,000	70,000(5)		11.17	9/15/2020	6/5/2012	37,500(7)	$489,375
	29,040	67,760(5)		11.63	4/27/2021
	50,000	150,000(2)		3.45	4/25/2022
	—	160,000(6)		1.76	7/24/2022
	—	197,000(6)		3.27	9/18/2022
	—	150,000(4)		9.58	7/18/2023

(1)	Based on the Company’s closing stock price on December 31, 2013 of $13.05.

(2)	The stock options vest in increments of 25% over four years commencing on the first anniversary of the grant date.

(3)	The stock options are performance based options that will vest, if at all, in 33% increments on April 25, 2014, April 25, 2015 and April 25, 2016, if certain performance criteria are met.

(4)	The stock option grants made on July 18, 2013 are performance based grants that will vest, if at all, when the Compensation Committee has determined that the corresponding EBITDA target has been achieved for either of 2013, 2014 or 2015. Once earned, the options are subject to a one-year time vesting period.

(5)	The stock options vest in increments of 10%, 20%, 30% and 40% over four years commencing on the first anniversary of the grant date.

(6)	The stock option grants made on July 24, 2012 and September 28, 2012 are a performance based grants that will vest, if at all, in 33% increments if SunEdison’s stock achieves certain target market prices. The option expires on the tenth anniversary of the grant date, provided that if the target market prices are not achieved by the fifth anniversary of the grant date, the option will be cancelled.

(7)	The RSUs vest in increments of 25% over four years commencing on the first anniversary of the grant date.

(8)	The RSUs vest over two years, if at all, based on certain performance criteria.

(9)	The RSUs vest in increments of 50% on the third and the fifth anniversaries of the grant date.

(10)	The grant date of all stock option awards is ten years prior to the expiration date.

The following table sets forth certain information concerning stock option exercises and the vesting of restricted stock units during 2013 by the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested for 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ahmad Chatila	—	N/A	18,750	$90,188
Brian Wuebbels	—	N/A	34,500	$240,859
Carlos Domenech	—	N/A	—	—
Shaker Sadasivam	—	N/A	22,500	$98,200
David Ranhoff	—	N/A	12,500	98,625

Equity Compensation Plans

The following table gives information about the Company’s common stock that may be issued upon exercise of options, warrants and rights under the Company’s equity compensation plans as of December 31, 2013.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	27,753,075 shares of common stock(3)	$6.64	16,554,911 shares of common stock(4)
Equity compensation plans not approved by security holders	0 shares of common stock	—	—

Total	27,753,075 shares of common stock	$6.64	16,554,911 shares of common stock

(1)	Number of shares is subject to adjustment for changes in capitalization for stock splits, stock dividends and similar events.

(2)	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

(3)	Includes 4,010,311 shares of SunEdison common stock that may be issued upon vesting of restricted stock units.

(4)	These shares are currently issuable under SunEdison’s Amended and Restated 2010 Equity Incentive Plan. As stated in Item No. 5, we completed an equity offering of 34,500,000 shares of our common stock on September 18, 2013 to fund working capital and growth initiatives. Because of the limited number of our authorized but unissued shares of common stock that were available at that time, we had to use 11,192,393 shares of our common stock that we had intended to use to satisfy issuances under future equity-based awards that we expected to grant under our equity incentive plans. The number of shares listed have not been adjusted for the 11,192,393 shares of our common stock, which would be available subject to the approval of Item No. 5. As a result the total shares of common stock available and authorized to be issued, subject to the adoption of Item No. 5, is 5,362,518.

Pension Plan

SunEdison sponsors the SunEdison Pension Plan, a defined benefit pension plan which covered most U.S. employees of SunEdison and its subsidiaries through the end of 2001. Effective January 2, 2002, the plan was amended to freeze the accrued benefit for employees who did not meet certain age and service criteria. In order to receive benefit accruals after January 2, 2002, a participant must have met one of two criteria: 1) as of December 31, 2001, the participant was at least age 50 with 5 years of service; or, 2) the participant had at least 25 years of service as of December 31, 2001. Effective December 31, 2011, the plan was further amended to freeze the accrued benefit for employees who met one of the two criteria. Employees who joined SunEdison after December 31, 2001 are not eligible for coverage under the SunEdison Pension Plan. Each of Messrs. Chatila, Wuebbels, Ranhoff and Domenech commenced employment after December 31, 2001. As a result, they do not participate in the SunEdison Pension Plan or SunEdison Supplemental Executive Pension Plan (the “SunEdison SEPP”).

The basic benefit payable under the SunEdison Pension Plan is determined based on a lump sum equal to 8% of a participant’s “average total earnings” (as defined below) up to one-half of the Social Security wage base plus 12% of the participant’s average total earnings over one-half of the Social Security wage base, multiplied by the participant’s years of benefit service, less 2% of such amount for every year by which the current age of the participant is less than age 65 (the “Basic Formula”). In addition to the normal annuity options, for some participants the benefit is also available in an immediate lump-sum distribution at the termination of their employment. None of our named executive officers are covered by the Basic Formula.

Employees who were participants in our former Pension Plan for Salaried Employees (the “Salaried Plan”), a prior plan merged into the SunEdison Pension Plan as of December 31, 1996, are entitled to a benefit calculated under the formula in effect as of such date under the Salaried Plan, if such benefit is greater than the benefit calculated under the Basic Formula. The basic benefit payable under the Salaried Plan formula is a single life annuity equal to 1.2% of the participant’s average total earnings multiplied by the participant’s years of benefit service. However, if the participant was hired in the U.S. by Monsanto Company (“Monsanto”), a prior owner of a substantial part of our business, before April 1, 1986 and was employed by us at any time during the period April 1, 1989 through

May 31, 1989, or if the participant was employed by SunEdison at any time during the period January 1, 1989 through March 31, 1989, the factor is 1.4% of the participant’s “average total earnings” instead of 1.2%. If a participant with either the 1.2% or 1.4% formula retires on or after age 55 but prior to age 65, his benefit will be reduced  1⁄4% for each month that his retirement date precedes his 65th birthday. However, if the participant is under age 65 but at least age 55 at the time of his retirement, and the participant’s age and years of vesting service add up to at least 80, then the benefit is not subject to any reduction. The basic benefit under either the 1.2% or 1.4% formula is reduced by the amount the participant is entitled to receive under any other designated Monsanto defined benefit pension plan. For purposes of the SunEdison Pension Plan, “average total earnings” means twelve times the greater of (a) the monthly average earnings received in the 36 full calendar months immediately prior to the date of employment termination or (b) the monthly average of earnings received during the highest three of the ten calendar years immediately prior to the year in which employment terminates. “Earnings” means amounts paid to participants that are subject to federal income tax withholding (including salary and bonus payments), subject to certain adjustments. Generally, “earnings” utilized for pension formula purposes includes salary and bonus reported in the salary and bonus columns of the Summary Compensation Table. However, since all or portions of the short term incentive cash bonuses are paid in the year following the year earned, all or a portion of such bonuses are included in earnings utilized for pension formula purposes in the year following the year such bonuses are reported in the non-equity incentive plan compensation column of the Summary Compensation Table.

Retirement benefits payable under qualified defined benefit plans are subject to the annual pension limitations imposed under Section 415 of the Internal Revenue Code, for which limitations vary annually. The Section 415 limitation for 2013 is $205,000. In addition, Section 401(a)(17) of the Internal Revenue Code specifies a maximum amount of annual compensation, also adjusted annually, that may be taken into account in computing benefits under a qualified defined benefit plan. The Section 401(a)(17) limitation for 2013 was $255,000. The SunEdison SEPP, a non-qualified and unfunded plan, provided benefits over the applicable Internal Revenue Code limitations. Benefits under the SunEdison SEPP are payable in the form of a lump-sum distribution, in the form of an annuity with monthly payments for life beginning at the participant’s retirement age, or in annual installments not to exceed fifteen years. The SunEdison SEPP was amended at the end of 2001 to cease future accruals. In addition, all accrued benefits under the SunEdison SEPP for employees who entered into new employment contracts with MEMC in 2001 were waived. None of our named executive officers participate in the SunEdison SEPP.

The following table (Pension Plan Table (1)) shows the estimated annual pension benefits under the SunEdison Pension Plan in the remuneration and years of service classifications indicated using the 1.4% Salaried Plan formula described above. As discussed above, the 1.4% formula is an alternative to the Basic Formula. The amounts shown in the table assume that a participant met the criteria for continued benefit accrual. In addition, the amounts shown in the table are calculated on a single life annuity basis and assume retirement at age 65 (without regard to the offsets described above). No amounts are shown for more than twenty-five years of service or at remuneration levels above $200,000 because none of our named executive officers can reach these years of service categories or remuneration levels for purposes of determining benefits under the SunEdison Pension Plan.

Pension Plan Table (1)

	Years of Service
Remuneration	15	20	25
$125,000	$26,250	$35,000	$43,750
$150,000	$31,500	$42,000	$52,500
$175,000	$36,750	$49,000	$61,250
$200,000	$42,000	$56,000	$70,000

The following table (Pension Plan Table (2)) shows the estimated annual pension benefits under the SunEdison Pension Plan in the remuneration and years of service classifications indicated using the 1.2% Salaried Plan formula described above. As discussed above, the 1.2% formula is an alternative to the Basic Formula. The amounts shown in this table assume that a participant met the criteria for continued benefit accrual. In addition, the amounts shown in the table are calculated on a single life annuity basis and assume retirement at age 65 (without regard to the offsets described above). No amounts are shown for more than fifteen years of service or at remuneration levels above $200,000 because none of our named executive officers can reach these years of service categories or remuneration levels for purposes of determining benefits under the SunEdison Pension Plan.

Pension Plan Table (2)

	Years of Service
Remuneration	5	10	15
$125,000	$7,500	$15,000	$22,500
$150,000	$9,000	$18,000	$27,000
$175,000	$10,500	$21,000	$31,500
$200,000	$12,000	$24,000	$36,000

Dr. Sadasivam is eligible for the 1.2% formula shown in Pension Plan Table (2). Dr. Sadasivam did not meet the criteria for continued benefit accrual effective December 31, 2001. As of December 31, 2001, Dr. Sadasivam had 8.3 years of benefit service and annualized average total earnings of $113,496.

The table below shows the present value of accumulated benefits payable to each of the named executive officers that participates in the SunEdison Pension Plan, including the number of years of service credited to each such named executive officer.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Shaker Sadasivam	SunEdison Pension Plan	8.3	110,058	0

SunEdison does not have or pay any nonqualified deferred compensation, and has accordingly omitted the required Nonqualified Deferred Compensation Table.

Compensation Committee Interlocks and Insider Participation

In 2013, the Compensation Committee was comprised of Peter Blackmore, James B. Williams, Marshall C. Turner and Antonio Alvarez. None of the directors comprising the Compensation Committee during 2013 is or has been an officer or employee of SunEdison or any of its subsidiaries at the time they served on the Compensation Committee, nor has any member been a party to any transaction in 2013 required to be disclosed pursuant to Item 404 of Regulation S-K (transactions with related persons).

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of our knowledge, all filings of stock ownership and changes in stock ownership by our directors and executive officers and beneficial owners of more than 10% of our stock, which are required by rules of the SEC, were made on a timely basis in fiscal 2013.

CERTAIN TRANSACTIONS

In 2013, the Company had a related party transaction in which the Company was a participant and the amount involved exceeded $120,000, involved the adult son of Emmanuel Hernandez, Chairman of our Board of Directors. Mr. Hernandez’s son was employed by the Company during 2013 in the capacity of a software quality assurance engineer. The Company paid Mr. Hernandez’s son $130,897 in 2013.

As noted in Footnote 9 of the Summary Compensation Table, in 2013, SunEdison assigned Mr. Domenech to Everstream as Operating Director for the strategic purpose of building project pipeline and project capital for SunEdison. In his role as Operating Director, Mr. Domenech purchased a 17% equity interest in Everstream with his personal funds. Everstream made no distributions attributable to Mr. Domenech’s equity interest in 2013. During Mr. Domenech’s assignment with Everstream, there was one finance transaction between Everstream and SunEdison, which Everstream paid $431,071 for the rights to purchase a SunEdison project. As of December 31, 2013, Everstream is no longer an affiliate of SunEdison and Mr. Domenech resigned as Managing Director in Everstream, but retains his equity interest as a passive investor. Prior to this, Everstream was an affiliate of SunEdison and Everstream’s 2013 financial results were consolidated into SunEdison’s financial statements for the full year.

Our Audit Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. All transactions between the Company and any related person (as contemplated by Regulation S-K Item 404)—as well as all transactions and potential conflict of interest situations involving any member of the Board of Directors or senior management—are subject to the review and approval of the Audit Committee. In addition, our Audit Committee provides independent oversight of compliance with the Company’s Business Code of Conduct, which includes provisions requiring our directors, officers and other employees to avoid relationships, influence or activities that could cause conflicts of interest that would violate our Business Code of Conduct.

ITEM NO. 2—ADVISORY VOTE ON THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Background to the Advisory Vote

Under an amendment to the Securities Exchange Act of 1934 adopted by Congress as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), stockholders are able to vote to approve, on an advisory (non-binding) basis, no less frequently than once every three years, the compensation of the named executive officers (an “Advisory Vote on Compensation”). At the 2013 Annual Meeting of Stockholders, more than 97% of the shares voted were cast in support of approval of the Company’s executive compensation program. Pursuant to Section 14A of the Exchange Act, our Board of Directors is again submitting a non-binding stockholder vote on our executive compensation as described in this proxy statement (commonly referred to as “say-on-pay”). We plan to hold this vote annually.

As described more fully in “Compensation Discussion and Analysis” and the related tables and narrative, we design our executive compensation program to reward, retain and, in the case of new hires, attract executives in order to support our business strategy, achieve our short and long-term goals, and provide continued success for our customers, stockholders, employees and communities. At the core of our executive compensation program is our pay-for-performance philosophy that links competitive levels of compensation to achievements of our overall strategy and business goals, as well as predetermined objectives. We believe our compensation program is strongly aligned with the interests of our stockholders and sound corporate governance principles.

Our Compensation Program

We urge you to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the tables and narrative for the details on the Company’s executive compensation, including the 2013 compensation of our named executive officers. Highlights of our executive compensation programs include the following:

•	Management implemented key strategic decisions in 2013 to position the company for long-term success. The company completed a successful debt refinancing and a secondary offering of SunEdison stock. The company also announced an initial public offer of the Semiconductor business. We experienced a strong growth in solar projects, and made the strategic decision to retain a much higher portion of projects on our balance sheet with the intent of building long-term shareholder value.

•	The Company targets total direct compensation (consisting of base salary, annual cash incentives and long-term incentive grant values) for executives between the 50th and 75th percentile of our competitive peer group. Typically, our named executives will achieve the upper end of this range only when the Company delivers strong operating performance as measured by revenue, operating income and free cash flow.

•	A significant portion of our executives’ total compensation is considered to be at risk or performance-based. In the case of our named executive officers, including the CEO, base pay in a typical year will represent approximately 20-33% of total compensation. The balance of compensation will be “performance based”, made up of annual incentive awards paid in cash and long-term incentive grants which are typically paid in stock options and restricted stock units.

•	Each of our executive officers is employed at will and is expected to demonstrate exceptional personal performance in order to continue serving as a member of the executive team.

The Compensation Committee discharges many of the Board’s responsibilities related to executive compensation and continuously strives to align our compensation policies with our performance. The Compensation Committee has, over the last five years, among other things, taken the following actions:

•	For fiscal years 2009-2012, typically paid executive bonuses below target levels, with the exception of 2013;

•	In fiscal year 2010, held all but one executive salary at their 2009 levels as part of our broad set of cost containment measures, which affected all worldwide employees;

•	Utilized stock options, including stock options based on certain Company performance metrics, as the primary vehicle for long-term incentive grants;

•	Revised and approved new financial metrics and targets used in our short-term incentive plan, tying at least 80% of our executives’ bonuses to Company performance;

•	Maintained our policy of not providing any perquisite compensation to our executive officers; and

•	Regularly analyzed the Company’s peer group for purposes of benchmarking executive compensation.

The Compensation Committee will continue to analyze our executive compensation policies and practices and adjust them as appropriate to reflect our performance and competitive needs.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

RESOLVED, that the Company’s stockholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement, including the “Compensation Discussion and Analysis” section, the compensation tables and the other narrative compensation disclosures.

The opportunity to vote on Item No. 2 is required under the securities laws. However, as an advisory vote, the vote on Item No. 2 is not binding on the Company. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Recommendation of the Board

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers as described in this Proxy Statement.

ITEM NO. 3.—RATIFICATION OF SELECTION OF KPMG LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

YEAR ENDING DECEMBER 31, 2014

The Audit Committee has appointed KPMG LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2014.

KPMG LLP served as our independent registered public accounting firm for the year ended December 31, 2013. A representative of KPMG LLP will be present at the 2014 Annual Stockholders’ Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders.

Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014. If the stockholders do not so ratify, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

Recommendation of the Board

The Board of Directors unanimously recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

ITEM NO. 4 — APPROVAL OF STOCK OPTION EXCHANGE FOR

EMPLOYEES OF SUNEDISON WHO HAVE BECOME EMPLOYEES OF

SUNEDISON SEMICONDUCTOR LIMITED IN CONNECTION WITH THE SEPARATION OF OUR SEMICONDUCTOR BUSINESS

The following is a discussion of our proposal to offer a value-for-value exchange of certain outstanding employee stock options and restricted stock units (“RSUs”) granted under the Amended and Restated SunEdison, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), the MEMC Electronic Materials, Inc. 2001 Equity Incentive Plan (the “2001 Plan”) and the MEMC Electronic Materials, Inc. 1995 Equity Incentive Plan (the “1995 Plan”) (collectively, the “SunEdison Plans”) for new awards (“New Awards”) to be granted under the SunEdison Semiconductor Limited 2014 Incentive Plan (the “SSL Plan”) (the “Award Exchange Program”) in connection with the spin-off initial public offering of SunEdison Semiconductor Limited (“SSL”) by SunEdison (the “SSL IPO”). You are urged to read the following detailed discussion in considering our proposal. We are seeking stockholder approval of the option exchange portion of the Award Exchange Program as required under our 2010 Plan.

Background and Reasons for the Award Exchange Program

Our equity compensation programs are offered to our employees in order to motivate them to achieve key business objectives that we believe create long-term stockholder value. Stock options and restricted stock units (“RSUs”) allow us to compensate our employees in a way that aligns their interests with those of our stockholders. In connection with the SSL IPO, employees who are most closely aligned with our semiconductor wafer business unit have been assigned to be employees of SSL. Because SSL will remain a greater than 50%-owned subsidiary of SunEdison immediately after the SSL IPO as it is currently contemplated, those employees will be entitled to retain equity awards which have been granted to them under our 2010 Plan for so long as SSL remains a greater than

50%-owned subsidiary. If and when SunEdison’s ownership of SSL drops below 50%, under the terms of the 2010 Plan, the SSL employees would be deemed terminated from SunEdison and all of their outstanding and unvested equity awards granted under the 2010 Plan would be cancelled, leaving those SSL employees without the benefits they otherwise may have enjoyed over time upon the attainment of applicable performance measures. The 2001 Plan and the 1995 Plan have similar provisions.] Consequently, if provision is not made for these compensatory awards, when SSL is no longer a qualifying subsidiary (or affiliate) of SunEdison, the employees of SSL will be deemed to be “terminated” under the SunEdison Plans and options and RSUs that have not vested will be forfeited and vested options that are not exercised will be forfeited.

Our Board of Directors desires to ensure that the SunEdison employees who are assigned to SSL will be given the opportunity to enjoy the increase in value of certain of their SunEdison equity awards, even after the SSL IPO. The Board of Directors currently intends to effectuate the amendment of the agreements covering the SunEdison options and RSUs granted under the SunEdison Plans to allow SSL employees to continue to vest in and retain up to 75% of certain of those options and RSUs for so long as SunEdison owns any equity in SSL. While all of those options and RSUs are eligible for exchange under the Award Exchange Program, if they are not exchanged in the Program, 25% of the options and RSUs granted under the SunEdison Plans would be forfeited if and when SSL is no longer a greater than 50% owned subsidiary of SunEdison, in the case of the 2010 Plan and when SSL is no longer deemed to be a Subsidiary under the 2001 and 1995 Plans.

Our Board of Directors believes it is important to properly align the interests of the SSL employees with the interests of the SSL stockholders from the earliest possible date. Accordingly, in preparation for the SSL IPO, SSL adopted, and SunEdison approved, the SSL Plan. Pursuant to the SSL Plan, SSL may grant a variety of equity-based awards, including options, restricted stock, RSUs and other performance-based equity, to SSL employees, thereby aligning the interests of those employees with the interests of SSL’s stockholders, including the public stockholders.

Accordingly, the Board of Directors has determined that it is in the best interests of SunEdison and of SSL to make appropriate arrangements now for SSL employees in the form of the Award Exchange Program. In summary, the Board of Directors has determined that the proposed Award Exchange Program would:

•	allow former SunEdison employees who are now SSL employees to preserve intrinsic gains on previously granted stock options and RSUs;

•	provide an equivalent value of equity-based awards granted under the SSL Plan to SSL employees, so as to better align the interests and efforts of the SSL employees with the interests of the SSL stockholders;

•	permit the return of shares underlying exchanged SunEdison options and RSUs to the 2010 Plan so that these shares may be the subject of future grants to SunEdison employees; and

•	be essentially cost neutral to both SunEdison and SSL.

The Board of Directors is seeking stockholder approval for the exchange of SunEdison options in connection with the Award Exchange Program because the 2010 Plan requires stockholder approval of any exchange of options granted under the 2010 Plan “for any consideration.” This provision of the 2010 Plan was designed to ensure that any repricings of stock options would be approved by stockholders. The terms of the Award Exchange Program are not akin to a repricing and the Program is not for the purpose of replacing underwater options with currently valued options of SunEdison. Nevertheless, because of the broad language of the repricing provision of the 2010 Plan, the Board is seeking stockholder approval of the exchange of SunEdison options in connection with the Award Exchange Program to ensure compliance with the terms of the 2010 Plan. The Award Exchange Program is designed to realign the interests of the SSL employees by replacing their SunEdison options and RSUs with SSL options and RSUs. This Program also will allow the SunEdison shares underlying exchanged options and RSUs to be returned to the pool from which future SunEdison grants can be made.

Description of the Award Exchange Program

Upon the recommendation of the Compensation Committee, our Board of Directors has approved the Award Exchange Program, subject to stockholder approval of the related exchange of SunEdison options for SSL options. As indicated above, we are seeking stockholder approval of the exchange of SunEdison options under the Award Exchange Program in order to satisfy the requirements of the 2010 Plan and as a matter of good corporate governance. If we do not obtain stockholder approval of this proposal, we will not implement the exchange of options in connection with the Award Exchange Program. For more information, see “Vote Required and Recommendation of the Board of Directors” below. Even if the Award Exchange Program is approved by our stockholders, we retain the discretion to amend, postpone or not proceed with the commencement of the Award Exchange Program, or under certain circumstances cancel the Award Exchange Program once it has commenced. The description below provides additional information on how we expect to conduct the Award Exchange Program. We will not change the material terms of the Award Exchange Program that we are asking stockholders to approve. We may, however, change other aspects of the program described in this proxy statement in our discretion to take into account a change in circumstances and may determine not to implement the program even if stockholder approval is obtained.

If the Award Exchange Program is approved by our stockholders, SSL employees who (i) are employed by SSL on the date we commence the Exchange Offer (defined below) and continue to be employed by SSL through the grant date for new awards under the Award Exchange Program, and (ii) are holders of stock options or RSUs granted pursuant to any of the SunEdison Plans (“Eligible Awards”) will be deemed “Eligible Holders.”

All Eligible Holders will be offered the opportunity to exchange all or some of their outstanding Eligible Awards for a grant by SSL pursuant to the SSL Plan of a similar SSL option or RSU intended to be of equal value to that portion of the Eligible Award as the Eligible Holder determines to exchange (collectively the “New Awards”).

We will conduct the Award Exchange Program in compliance with all applicable securities laws. If you are both a stockholder and an employee holding potentially Eligible Awards, please note that voting to approve the Award Exchange Program does not constitute an election to participate in the Exchange Offer.

Who is Eligible to Participate in the Award Exchange Program?    All employees of SSL who (i) are employed by SSL on the date we commence the Exchange Offer and continue to be employed by SSL through the grant date for the New Awards, which will occur promptly following the date on which the Exchange Offer concludes, and (ii) are holders of Eligible Awards will be eligible to participate in the program.

Who is Not Eligible to Participate in the Award Exchange Program?    Although we intend to make the Award Exchange Program available to SSL employees who are located outside of the United States, it is possible that we may modify the terms of the program offered to employees in non-U.S. jurisdictions either to comply with local requirements or practices, or for tax, accounting or administrative reasons. We may also exclude employees in non-U.S. jurisdictions from the Award Exchange Program if local law or other constraints would make their participation impractical or inadvisable.

Which Awards are Eligible to be Exchanged in the Award Exchange Program?    Stock options and RSUs that were granted under the SunEdison Plans to Eligible Holders will be eligible to be surrendered in the Award Exchange Program. Eligible Awards include vested and unvested options and time-vesting as well as performance-based RSUs. Assuming that the Eligible Awards include all options and RSUs granted to SSL employees under the SunEdison Plans:

•	Eligible Awards in the form of stock options to purchase an aggregate of 4,823,931shares of common stock have been granted to approximately 1,102 SSL employees who are Eligible Holders;

•	Eligible Awards in the form of stock options have exercise prices ranging from $1.76 to $77.75 per share;

•	Eligible Awards in the form of stock options have a weighted average exercise price of $7.14 per share and a weighted average remaining term of 7.2 years;

•	Eligible Awards in the form of stock options constitute approximately 22% of the 22 million shares of common stock subject to outstanding SunEdison stock options and, if exchanged in connection with the Award Exchange Program, will be returned to the SunEdison 2010 Plan and eligible for future grants to SunEdison employees and non-employee directors;

•	Eligible Awards in the form of unvested RSUs cover an aggregate of 1,434,976 shares of common stock, which have been granted to approximately 1,060 SSL employees who are Eligible Holders, and, if exchanged in connection with the Award Exchange Program, will be returned to the SunEdison 2010 Plan and eligible for future grants to SunEdison employees and non-employee directors; and

•	A total of 6,258,907 shares of common stock, in the aggregate, if exchanged pursuant to the Award Exchange program, would be returned to the 2010 Plan and eligible for future grants to SunEdison employees and non-employee directors.

Approval of the Award Exchange Program proposal affects stock options and RSUs currently outstanding under the SunEdison Plans but will not result in an amendment to the terms of any of the SunEdison Plans.

How Many New Awards Will be Issued and at What Value?    The Award Exchange Program is not a one-for-one exchange, but instead is based in part on the relative value of one share of SunEdison and one share of SSL. The number of shares underlying a New Award to be granted by SSL in exchange for a surrendered Eligible Award is referred to as the “exchange ratio.” The exchange ratios of shares subject to Eligible Awards surrendered in exchange for SSL shares subject to New

Awards will be determined in a manner intended to result in the grant of New Awards by SSL that have a fair value that is generally equal to the fair value of the Eligible Awards surrendered in the exchange based on valuation assumptions made at the end of the exchange. For more information on the calculation of the exchange ratios, see “Further Information Regarding the Exchange Ratios” below. Because the exchange ratios that will apply in the Exchange Offer have not yet been established and Eligible Holders can elect whether to participate in the Exchange Offer, we cannot determine how many SSL shares will be subject to the New Awards in the aggregate; however, assuming the facts presented in the example set forth under “Further Information Regarding the Exchange Ratios” below, in the event all Eligible Awards (covering approximately 6,258,907 SunEdison shares) are surrendered in the Award Exchange Program, an aggregate of approximately 8,343,123 SSL shares will be subject to the New Awards.

What Vesting Will Apply to the New Awards?    The New Awards issued under the SSL Plan will vest in accordance with the original vesting schedule under the SunEdison Plan pursuant to which the related exchanged Eligible Awards were granted. New Awards will only vest if the holder remains an employee of SSL.

When Will the New Awards Expire?    Each New Award will maintain the original term from its original grant, except that New Awards granted to certain Eligible Holders in non-U.S. jurisdictions may expire on later dates than the expiration dates of the Eligible Awards they replace in order to accommodate regulatory requirements or practices of such non-U.S. jurisdictions. Awards may be forfeited prior to their expiration due to an employee’s termination of employment.

What Other Terms Will Apply to the New Awards?    The other terms and conditions of the New Awards will be set forth in an option agreement or RSU grant agreement to be entered into as of the New Award grant date between SSL and the Eligible Holder and otherwise governed by the terms and conditions of the SSL Plan. These additional terms and conditions will be generally comparable to the other terms and conditions of options and RSUs granted under the SunEdison Plans. New Awards in the form of stock options will be characterized for U.S. federal income tax purposes as non-qualified stock options. It is expected that the shares of common stock underlying the New Awards will be registered on a Form S-8 registration statement filed by SSL with the SEC.

Will Eligible Employees be Required to Participate in the Exchange Offer?    Participation in the Exchange Offer will be voluntary. Eligible Holders will be permitted to exchange all or some of their Eligible Awards for New Awards on a grant-by-grant basis, meaning that an Eligible Holder who holds more than one Eligible Award need not surrender every Eligible Award he or she holds, and need not surrender all of any single Eligible Award. If, however, at least 25% of each Eligible Award is not surrendered for exchange pursuant to the Award Exchange Program, the holder of that award will risk forfeiture of that portion of the Eligible Award if and when SSL ceases to be a 50% owned subsidiary of SunEdison, for purposes of the 2010 Plan, or a “Subsidiary” for purposes of the 1995 and 2001 Plans.

When Will the Award Exchange Program Commence?    We currently expect to commence the Award Exchange Program as soon as practicable after this Annual Meeting if stockholder approval is obtained. However, it is possible that we may delay commencement of the Award Exchange Program, in which case we may commence the program within twelve months after the date of this Annual Meeting if stockholder approval is obtained. If the program does not commence within twelve months of stockholder approval, we will not effect the Award Exchange Program unless we again obtain any requisite stockholder approval. If stockholders do not approve this proposal, we will not implement the exchange of options under the Award Exchange Program.

Are Other Equity Compensation Arrangements Being Provided to Individuals Not Eligible to Participate in the Award Exchange Program?    In connection with or following the SSL IPO, SSL executives may receive equity awards from SSL as initial grants and will be eligible to receive equity awards as part of that company’s ongoing executive compensation programs, as determined by the compensation committee of its board. The timing and amount of any such future equity award grants have not yet been determined and in all cases is subject to approval by the compensation committee of the SSL board. The Company does not anticipate future equity grants to SSL employees under the 2010 Plan or any other equity incentive plan of SunEdison.]

What Interest do the Directors and Executive Officers of SunEdison Have in the Award Exchange Program?    No member of our Board of Directors will be eligible to participate in the Award Exchange Program (because no member will become an employee of SSL) and the only named executive officer of SunEdison who will be participating in the Award Exchange Program will be a named executive officer of SSL. For more information on the interests of our executive officer in the program, see “Interests of Directors and Executive Officers” and “New Plan Benefits” below.

Further Information Regarding the Exchange Ratios.    The Award Exchange Program is not a one-for-one exchange. The number of shares underlying a surrendered Eligible Award necessary to receive one share underlying the New Award is referred to as the “exchange ratio.” The exchange ratio of shares subject to Eligible Awards surrendered in exchange for shares subject to New Awards will be determined in a manner intended to result in the grant of New Awards that have a fair value that is generally equal to the fair value of the Eligible Awards surrendered in the exchange. These ratios will be designed to avoid incremental accounting expense in connection with the grant of New Awards.

Although the exchange ratios cannot be determined now, we can provide an example if we make certain assumptions regarding the start date of the Exchange Offer, the fair value of the Eligible Awards and the fair market value of SSL common shares. The below charts provides these examples.

Exchange Ratio Illustration-Restricted Stock Units

Assuming a $20 per share stock price for SunEdison and a $15 per share stock price for SSL, we have generated the following examples for illustration purposes:

Exchange Ratio Illustration-Restricted Stock Unit

	Number of RSUs	Stock Price Per Share	Employee Value
SunEdison	1,000	$20	$20,000

Exchange Ratio	$20/$15=1.333:1	N/A	N/A

SSL	1,333	$15	$19,995

Exchange Ratio Illustration-Stock Options

	Number of Stock Options	Strike Price Per Share	Stock Price Per Share	Employee Value
SunEdison	1,000	$5	$20	1,000 x ($20-$5)= $15,000

Exchange Ratio	$20/$15=1.333	1/1.333	N/A	N/A

SSL	1,333	$3.75	$15	1,333 x ($15-$3.75) = $15,000

The foregoing exchange ratios are provided merely as an example of how we would determine the exchange ratios if we were commencing the Exchange Offer based on a $15.00 SSL share price. We will apply the same methodology once stock prices are known. The total number of New Awards an Eligible Holder will receive with respect to a surrendered Eligible Award will be determined by converting the number of shares underlying the surrendered Eligible Award according to the applicable exchange ratio and rounding to the nearest whole share.

The exchange ratios shown in the table above were designed to result in the issuance of New Awards with a fair value that is generally equal to the fair value of the Eligible Awards surrendered in the Award Exchange Program.

Continuing this example, if we assume that all Eligible Awards as of March 26, 2014 remain outstanding and the Eligible Holders as of such date remain eligible to participate, the following summarizes the Eligible Awards, the range of exchange ratios that would apply to those options under the assumptions discussed above and the New Awards that would be granted in the Award Exchange Program:

The New Awards which were stock options would have a weighted average remaining term of 7.2 years. After the exchange as presented in this example (assuming all Eligible Awards are tendered), there will be a total of 1,656,877 shares available for grant under the SSL Plan and a total of 22,883,486 shares available for grants under the 2010 Plan. Of the shares available for new awards under the SSL Plan, no more than 1,656,877 shares may be granted as stock awards or other stock-based awards. A total of 6,430,300 shares would be subject to outstanding options, having a weighted average exercise price of $5.36 and a weighted average remaining term of 7.2 years, and a total of 1,908,518 shares would be subject to outstanding RSUs.

Potential Modifications to Terms to Comply with Regulatory, Governmental or Non-U.S. Regulatory Requirements.    It is possible that we will need to alter the terms of the Award Exchange Program to comply with requirements of the securities laws. Changes in the terms of the program may also be required for tax purposes for participants in the United States if the tax law changes or new interpretations are issued or other facts change the expected tax treatment of the program to us or to participants in the program. In addition, we intend to make the Award Exchange Program available to SSL employees who are located in certain countries outside of the U.S. where permitted by local law and where we determine it is feasible and practical to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the U.S. to comply with local requirements or practices, or for tax or accounting reasons. Such modifications could include, in certain non-U.S. jurisdictions, granting restricted share units or restricted shares under the SSL Plan or paying cash for surrendered New Awards in order to comply with local requirements, or for tax, accounting or administrative reasons. Assuming the example set forth above, as of March 26, 2014 there were approximately 967 Eligible Holders located in non-U.S. jurisdictions covering an aggregate of approximately 1,739,096 Eligible Awards. The Board of Directors will retain the discretion to make any such necessary or desirable changes to the terms of the Award Exchange Program for purposes of complying with U.S. or non-U.S. regulatory requirements or optimizing the U.S. or non-U.S. tax consequences.

Potential Modification to Terms of Award Exchange Program Due to Changing Circumstances.    The exchange ratios available in the Award Exchange Program likely will differ in comparison to the exchange ratios set forth in the examples in this proxy statement based on changes in the market price of our common stock, the market price of the common shares of SSL and other factors between the date used for determining the examples in this proxy statement and the commencement of the Award Exchange Program. However, as described above, the exchange ratios will be determined in a manner intended to result in the grant of New Awards that have a fair value that is generally equal to the fair value of the Eligible Awards surrendered in the exchange using the same valuation methodologies as were used to determine the exchange ratios set forth in this proxy statement.

Other Aspects of the Award Exchange Program

Return of Eligible Awards Surrendered.    Shares subject to Eligible Awards that are surrendered in the Award Exchange Program will be cancelled and will return to the pool of shares available for grant under the 2010 Plan. Assuming full participation in the Award Exchange Program and assuming the example set forth under “Further Information Regarding the Exchange Ratios” above, 6,258,907 shares are subject to Eligible Awards that would be cancelled in the Award Exchange Program, and thus the net number of shares available for future grants under the 2010 Plan would increase by 6,258,907 shares.

Accounting Treatment.    We intend to set the exchange ratios that will cause us to incur minimal compensation cost of the replacement options and RSUs over the vesting period of the replacement options and RSUs. Any incremental cost would be measured as the excess of the fair value of the replacement options or RSUs on the grant date over the fair value of the surrendered options or RSUs at the time of the exchange. This amount should be insignificant because the exchange ratios are designed to result in a fair value exchange.

Effect on Stockholders.    We are not able to predict the impact of the Award Exchange Program on your interests as a stockholder because we are unable to predict how many Eligible Holders would exchange their Eligible Awards or how many Eligible Awards would be surrendered. It is our goal, and one of the purposes of the Award Exchange Program, that the increase in the number of shares of our common stock eligible for future grants under the 2010 Plan might reduce the need to request authorization from our stockholders for additional shares under the 2010 Plan in the near future.

U.S. Federal Income Tax Consequences.    The exchange of stock options and RSUs pursuant to the Award Exchange Program should be treated as a non-taxable exchange and neither we nor any of the SSL participating employees should recognize any income for U.S. federal income tax purposes upon the surrender of the Eligible Awards or in connection with the grant by SSL of the New Awards. A more detailed summary of tax considerations would be provided to all participants in the Award Exchange Program documents.

Interests of Directors and Executive Officers

Only one of our named executive officers, Shaker Sadasivam, is eligible to participate in the Award Exchange Program. In addition, certain executive officers who are not named executive officers are eligible to participate in the Award Exchange Program. The following table shows the number of common shares subject to Eligible Awards held as of March 28, 2014 by executive officers who are eligible to participate in the Option Exchange Offer:

Name of Executive Officer	Title	Maximum Number of Shares Underlying Eligible Awards	Weighted Average Exercise Price ($)	Weighted Average Remaining Term (Years)
Shaker Sadsivam	President and CEO, SSL	1,333,275	9.57	7.26

New Plan Benefits

The following table shows the expected number of New Awards that may be issued to each of the SSL executive officers eligible to participate in the Award Exchange Program, such executive officers as a group and SSL employees as a group pursuant to the Award Exchange Program and the dollar values for the New Awards assuming the value of SSL’s common shares is $15.00 and assuming the example set forth under “Description of the Award Exchange Program—Further Information Regarding the Exchange Ratios” above:

Name and Position	Expected Number of SSL Shares Underlying New Awards	Dollar Value ($)
Shaker Sadsivam, President and CEO, SSL	1,000,206	13,727,890
William Dunnigan, Vice President and General Manager	154,107	3,906,837
Douglas Wilson, Vice President and General Manager	197,848	3,683,835

All executive officers as a group	1,352,161	21,318,562
All employees as a group	8,343,123	90,735,273

Because participation in the Award Exchange Program will be voluntary, the benefits or amounts that will be received by any Eligible Holder or groups of Eligible Holders, if the proposal is approved, are not currently determinable. Assuming a price of $15.00 per share for SSL common shares and assuming the example set forth under “Description of Award Exchange Program—Further Information Regarding the Exchange Ratios” above, the maximum number of shares of SunEdison common stock underlying Eligible Awards would be 6,258,907, and the expected number of SSL common shares underlying the New Awards that would be granted would be 8,343,123 shares.

Vote Required and Recommendation of the Board of Directors

Approval of this proposal to implement the Award Exchange Program requires the affirmative vote of a majority of the votes cast, in person or by proxy on the proposal at the Annual Meeting. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of this proposal. Under applicable NYSE rules, abstentions will be deemed votes cast and will have the same effect as votes against the proposal.

Recommendation of the Board:

Our Board of Directors unanimously recommends a vote “FOR” the approval of the Award Exchange Program.

ITEM NO. 5 —APPROVAL OF AN AMENDMENT TO

OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Background and Purpose

Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 300,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share. As of December 31, 2013, we had 267,502,766 shares of common stock issued and outstanding, and we had an aggregate of 16,554,911 shares of common stock reserved for issuance upon the exercise of outstanding options and other equity-based awards. As a result of the September 18, 2013 equity offering utilizing 11,192,593 shares of common stock previously reserved for the issuance of options and other equity based awards, the total number of shares of authorized but unissued shares of common stock available for future issuance by us was only 5,362,518 shares. As of December 31, 2013, no shares of our preferred stock were issued or outstanding. No change to our number of our authorized preferred stock is being made.

On March 31, 2014, our Board of Directors approved an amendment to our Amended and Restated Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of our common stock authorized for issuance from 300,000,000 to 700,000,000.

The affirmative vote of at least a majority of the outstanding shares of our common stock will be required for approval of the amendment. If our stockholders approve the amendment, we will file the amendment with the Secretary of State of the State of Delaware as soon as reasonably practicable after the annual meeting.

We completed an equity offering of 34,500,000 shares of our common stock on September 18, 2013. We received net proceeds from the offering of approximately $239.9 million, after deducting underwriting discounts and commissions and the estimated expenses of the offering. We used the net proceeds for general corporate purposes, which included funding working capital and growth initiatives. Because of the limited number of our authorized but unissued shares of common stock that were available at that time, we had to use 11,192,393 shares of our common stock that we had intended to use to satisfy issuances under future equity-based awards that we expected to grant under our equity incentive plans. As a result, we are currently unable to make any additional grants under such equity incentive plans. As discussed elsewhere in this proxy statement, we believe equity incentive awards are a critical component of our overall executive compensation program and therefore believe it is important to continue to be able to use equity-based incentives. In the event the amendment is approved, we will reserve a sufficient number of shares of our authorized but unissued common stock in order to satisfy any equity-based awards we may issue in the future under our equity incentive plans. As of December 31, 2013, our equity incentive plans authorized a total of 44,307,986 shares of common stock for use for equity-based awards, and we had outstanding grants under such plans of 27,753,075 shares. As a result the total number of shares of authorized but unissued shares of common stock available for future issuance by us was only 5,372,924 shares.

As described in further detail in Item No. 6, this amendment will increase the number of our authorized shares of common stock by 400,000,000 shares, which we need to be able to issue 268,731,220 shares of the Company’s common stock as required under the 2018 and 2021 Convertible Notes and associated Warrants, replenish 11,192,393 shares of common stock for employee option and equity based awards utilized in the September 18 equity offering and to provide an appropriate number of authorized but unissued shares that will provide us flexibility to undertake important strategic initiatives which the board may approve from time to time. While we have no current expectation that we would issue that number of shares upon conversion of the Notes or exercise of the Warrants, obtaining stockholder approval of this proposal, along with the approval described in Item No. 6, will give us the flexibility to satisfy our conversion obligations under the Notes and our delivery obligations under the Warrants in shares of common stock. Prior to obtaining such approval to increase the authorized number of shares of common stock, we are required to satisfy those obligations solely in cash. As of December 31, 2013 the number of shares authorized, but unissued shares of common stock is 16,554,911. As previously stated, we used 11,192,393 shares of our common stock as part of our September 18, 2013 equity offer. As a result, the total number of shares of authorized but unissued shares of common stock available for future issuance by us was only 5,362,918. Additionally, we expect that this approval, together with the approval described in Item No. 6 would have the accounting consequences described in Item No. 6.

In addition to the foregoing, we believe the amendment will provide us with a sufficient number of shares of common stock for corporate purposes, including public or private offerings of common stock or other securities convertible or exchangeable into common stock, acquisitions, other strategic transactions and general corporate purposes. Our business, particularly our Solar Energy business, requires a significant amount of working capital and other capital in order to fund the up-front costs associated with the design, construction and installation of our solar energy facilities and the purchase of components, such as solar modules and inverters, for our systems. An important component of our business strategy is to continue to make significant investments in our Solar Energy business to expand this business in the near future.

The authorized but unissued shares of common stock and preferred stock would be available for issuance from time to time for such purposes and for such consideration as the Board may determine to be appropriate without further action by the stockholders, except for those instances in which our organizational documents, applicable laws or regulations or stock exchange rules require stockholder approval. The additional shares of authorized common stock, when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding.

The Board of Directors believes that it is in our best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise. We currently have only approximately 5,362,518 authorized but unissued shares that we can utilize for future capital-raising transactions.

Increasing the number of authorized shares of common stock would give us greater flexibility. We are at all times investigating additional sources of financing and acquisitions and other opportunities which the Board believes will be in our best interests and in the best interests of our stockholders. The failure of stockholders to approve the amendment may require us to forego or otherwise limit our current expansion strategies or attractive acquisition opportunities that arise, to increase cash compensation to replace stock-based compensation that we believe more closely aligns our interests with the interests of our stockholders and to forego raising additional capital should the need develop in order to support our business strategy. The availability of such additional shares will provide us with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions and other general corporate purposes that may be identified in the future by the Board, without the possible expense and delay of seeking stockholder approval.

Effective March 31, 2014, the SunEdison, Inc. Board of Directors approved, and recommended that our stockholders approve, an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, par value $0.01 per share, from 300,000,000 to 700,000,000.

Consequences of Approval of Additional Authorized Common Stock

If approved, the additional authorized shares of common stock will allow the Company to settle its obligations under the Notes and Warrants, as outlined in Item No. 6, with common stock instead of cash, replenish the shares for the previously stockholder approved 2010 Equity Incentive Plan and provide the Company with additional flexibility to continue to make significant investments in our Solar Energy business to expand this business in the near future. If approved, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company’s stockholders, except as may be required by applicable laws or regulations, including the rules of the New York Stock Exchange. The additional 400,000,000 of authorized shares of common stock will be available for issuance by the Company in connection with the conversion of the outstanding Notes and the exercise of the outstanding Warrants (268,731,720 shares of common stock represents the sum of the Maximum Number of Convertible Shares and the Maximum Number of Warrant Shares) and replenishment of the shares of common stock for the previously stockholder approved 2010 Equity Incentive Plan purposes (11,192,393 shares of our common stock), the Company does not have any other plans or commitments to issue common stock. The Board does not intend to issue any stock except on terms or for reasons which the Board deems to be in the best interests of the Company and its stockholders. Because the holders of the Company’s common stock do not have preemptive rights, the issuance of additional shares of common stock (other than on a pro-rata basis to all current stockholders, such as pursuant to a stock dividend) would have the effect of reducing the current stockholders’ proportionate interests.

Under current New York Stock Exchange rules, stockholder approval is generally required to issue common stock, or securities convertible into or exercisable for common stock, in one or a series of related transactions, if such common stock represents 20% or more of the voting power of the outstanding common stock of the Company. Common stock issued for cash in a public offering, however, is excluded from this stockholder approval requirement as are the shares of common stock issued for cash in a private offering at a price at least equal to both book value and market value of the common stock. New York Stock Exchange rules also require stockholder approval for an issuance of shares that would result in a change of control of the Company as well as for stock issuances in connection with certain equity benefit plans or related party transactions.

The Board of Directors has the authority, without action by the stockholders, to designate and issue preferred stock in one or more series and to designate the dividend rate, voting rights, conversion rights, conversion rates, rights and terms of redemption and other rights, preferences and restrictions of each series, any or all of which may be greater than the rights of the common stock. It is not possible to state the actual effect of the issuance of any preferred stock upon the rights of holders of the common stock until the Board of Directors determines the specific rights of the holders of such preferred stock. The effects might include, among others, restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock and delaying or preventing a change in control of the Company without further action by the stockholders. The Company at this time has no plans or commitments to issue any shares of preferred stock. Subject to the requirements of the New York Stock Exchange, preferred stock may be designated and issued from time to time without action by the Company’s stockholders to such persons and for such consideration and on such terms as the Board of Directors determines.

Anti-takeover Effects

The proposal to increase the authorized common stock may be construed as having an anti-takeover effect, because authorized and unissued common stock could be issued for the purpose of discouraging an attempt by another person to take control of the Company. Neither the management of the Company nor the Board of Directors, however, view this proposal as an antitakeover mechanism. In addition, this proposal is not part of any plan by the Company to recommend a series of anti-takeover amendments to the Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

The Company is currently undergoing a change to its classified board structure. Although the existence of a classified board could make it more difficult or discourage a proxy contest for control, the Company’s classified board structure will be fully eliminated by the annual meeting of stockholders in 2016 as each year, commencing this year, directors are being elected for one-year terms.

Certificate of Amendment

If the stockholders approve the proposal, the Company will cause a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State. Upon the effectiveness of the proposed amendment, paragraph (1) of Article Fourth of our Amended and Restated Certificate of Incorporation would be revised to read substantially as follows:

(1)	The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 750,000,000 shares, of which (i) 700,000,000 shares shall be common stock, par value $0.01 per share (“Common Stock”) and (ii) 50,000,000 shall be preferred stock, par value $0.01 per share (“Preferred Stock”).

Upon effectiveness of the certificate of amendment, the increase will be effective without any further action on the part of our stockholders.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote FOR approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized capital.

ITEM NO. 6—APPROVAL OF THE ISSUANCE OF OUR COMMON STOCK UPON CONVERSION OF OUR 2018 CONVERTIBLE NOTES AND OUR 2021 CONVERTIBLE NOTES AND UPON THE EXERCISE OF RELATED WARRANTS

Background

On December 20, 2013, we issued $600 million in aggregate principal amount of 2.00% Convertible Senior Notes Due 2018 (the “2018 Notes”) and $600 million in aggregate principal amount of 2.75% Convertible Senior Notes Due 2021 (the “2021 Notes,” and, together with the 2018 Notes, the “Notes”). Upon receipt of the approvals described in this Item No. 6 and in Item No. 5, we will have the discretion to elect to settle our conversion obligations in cash, shares of our Common Stock or a combination of cash and shares of our Common Stock, based on the conversion rate for the Notes, which is initially 68.3796 shares of our Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of $14.62 per share of our Common Stock). Unless and until such approvals are obtained, however, we will be required to settle our conversion obligations in cash, as described below.

Concurrently with the sale of the Notes, we entered into convertible note hedge transactions (collectively, the “Note Hedges”) with respect to our Common Stock with Deutsche Bank Securities Inc., Goldman Sachs & Co., Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the “Option Counterparties”), whereby we purchased from the Option Counterparties options to acquire shares of our Common Stock. The Option Counterparties are generally obligated to settle their obligations to us upon exercise of the Note Hedges in the same manner as we satisfy our obligations to holders of the Notes. Separately and concurrently with the entry into the Note Hedges, we entered into warrant transactions, whereby we sold to the Option Counterparties warrants to acquire shares of our Common Stock (the “Warrants”). The Warrants cover 82,055,520 shares of our Common Stock, subject to adjustment, which is equivalent to the number of shares of our Common Stock initially issuable upon settlement of the Notes, assuming we settle our conversion obligations entirely in shares of our Common Stock.

Upon receipt of the approvals described in this Item No. 6 and in Item No. 5, we will have the discretion to settle our delivery obligations upon exercise of the Warrants by delivering shares of our Common Stock to the Option Counterparties, with the number of shares based on the amount by which the market price per share of our Common Stock, as measured under the terms of the Warrants, exceeds the strike price of the Warrants (which is initially equal to $18.3520, in the case of the Warrants entered into in connection with the 2018 notes, and $18.0255, in the case of the Warrants entered into in connection with the 2021 Notes and is subject to adjustment) on any expiration date of the Warrants or, subject to certain conditions, by delivering cash based on such excess. Unless and until such approvals are obtained, however, we will be required to satisfy our obligations upon exercise of the Warrants entirely in cash, as described below.

Because our Common Stock is listed on the New York Stock Exchange (the “NYSE”), we are subject to NYSE rules and regulations. Section 312.03(c) of the NYSE Listed Company Manual requires shareholder approval in certain circumstances prior to the issuance of common stock or securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (1) the common stock has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (2) the number of shares of common stock to be issued is, or will upon issuance, equal 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.

Because the maximum number of shares of our Common Stock issuable upon the conversion of the Notes could otherwise exceed the maximum amount issuable under the continued listing standards of the New York Stock Exchange without obtaining shareholder approval, and because we do not have enough shares of our Common Stock authorized and available for issuance to satisfy conversions of the Notes fully into shares of our Common Stock, we agreed in the Indentures (as defined below) that, unless we had obtained shareholder approval to (i) amend our Amended and Restated Certificate of Incorporation to sufficiently increase the number of authorized but unissued shares of our common stock to permit the conversion and settlement of all Notes into shares of our Common Stock (assuming, for such purpose that all such Notes will be settled through stock settlement at the maximum conversion rate of 87.1839 shares of Common Stock per $1,000 principal amount of Notes (or up to a total of 104,620,680 shares), subject to adjustment in accordance with the terms of the Indentures (the “Maximum Number of Convertible Shares”)), as described in Item No. 5, and (ii) to authorize the issuance of the Maximum Number of Convertible Shares in accordance with the continued listing standards of the NYSE, we would be required to settle our conversion obligations entirely in cash. We agreed in each Indenture to, in accordance with Delaware law and the listing standards of the NYSE, as applicable, for each of our two successive regularly scheduled annual shareholder meetings until shareholder approval is obtained, put forth a proposal on the official shareholder voting ballot seeking approval of our stockholders of each of the foregoing matters, the Board of Directors recommending shareholders vote in favor of such proposals and supporting such proposals in the event of any potential opposition.

Correspondingly, because the number of shares of Common Stock potentially issuable upon exercise of the Warrants could also otherwise, in certain circumstances, exceed the maximum amount issuable under the continued listing standards of the New York Stock Exchange without obtaining shareholder approval, and because we may not otherwise have sufficient shares of our Common Stock authorized and available for issuance upon exercise of the Warrants, we agreed in the agreements governing each of the Warrants that we would only be permitted to settle the Warrants in cash unless we obtained approval from our stockholders

(i)	to sufficiently increase the number of authorized but unissued shares of our Common Stock that are not reserved for future issuance in connection with other transactions to permit the issuance pursuant to each of the Warrants of a number of Shares equal to two times the number of Common Shares underlying each Warrant Transaction (or up to a total of 164,111,040 shares) (the “Maximum Number of Warrant Shares”), as discussed in Item No. 5, and
(ii)	to authorize the issuance of the Maximum Number of Warrant Shares in accordance with the continued listing standards of the NYSE. In the agreements governing each of the Warrants we agreed, at each of our two successive regularly scheduled annual shareholder meetings until such approval is obtained, to seek to obtain such approval, putting forth such proposal on the official shareholder voting ballot, the Board of Directors recommending shareholders vote in favor of such proposal, and the Board of Directors supporting such proposal in the event of any potential opposition.

Failure to obtain such stockholder approval, along with the approval described in Item 5, with respect to the Notes and the Warrants would prevent the Company from using shares of Common Stock instead of cash to settle amounts due upon conversion, thereby limiting the Company’s flexibility in managing its cash position. In addition, restrictions in our then-existing credit facilities or other indebtedness, if any, may not allow us make cash payments upon conversions of the Convertible Notes or upon exercise of the Warrants. Our failure to make any such cash payments could result in a default under our then-outstanding indebtedness.

Additionally, as a result of the limitation on the settlement method of the Notes described above, until the stockholder approvals described in this Item No. 6 and in Item No. 5 are obtained, the cash conversion option that is embedded in the Notes must be separately accounted for in accordance with Accounting Standards Codification (ASC) 815, Derivatives and Hedging, with the value of the conversion option derivative liability treated as original issue discount for purposes of accounting for the debt component of the notes. Changes in fair value of the conversion option derivative liability will be reported in earnings in our consolidated statement of operations. Additionally, the discounted carrying value of the notes will be amortized to their face amount over the term of the notes, and thus reported interest expense will include non-cash amortization of the debt discount and the instrument’s coupon interest.

Furthermore, the Note Hedges and the Warrants must be separately accounted for in accordance with ASC 815, Derivatives and Hedging. Changes in fair value of the convertible note hedge derivative asset and the warrant derivative liability will be reported in earnings in our consolidated statement of operations. The changes in fair value of the Note Hedges derivative asset will mitigate, but not completely offset, the changes in the fair value of the conversion option derivative liability discussed above.

The impact to earnings of the items discussed above could adversely affect our reported or future financial results, the market price of our Common Stock and the trading price of the notes. We currently expect that if we receive the stockholder approvals described in this Item No. 6 and in Item No. 5, the conversion option derivative liability, the convertible note hedge derivative asset, and the warrant derivative liability will be reclassified to the additional paid-in capital section of stockholders’ equity on our consolidated balance sheet, with no further impact to earnings beyond such date.

Finally, prior to the receipt of the shareholder approvals, the conversion option and the warrant transactions will not have an impact on the calculation of the denominator of diluted earnings per share. However, upon the receipt of the shareholder approvals, we currently expect that the impact of the conversion option and the warrant transactions on diluted earnings per share will be determined using the treasury stock method, the effect of which is that the shares issuable upon conversion of the notes are not included in the calculation of diluted earnings per share except to the extent that the conversion value of the notes exceeds their principal amount. Under the treasury stock method, for diluted earnings per share purposes, the transaction is accounted for as if the number of shares of our Common Stock that would be necessary to settle such excess, if we elected to settle such excess in shares, are treated as issued. We cannot be sure that the accounting standards in the future will continue to permit the use of the treasury stock method. If we are unable to use the treasury stock method in accounting for the shares issuable upon conversion of the notes, then our diluted earnings per share would be adversely affected.

We are, therefore, asking you to consider and vote upon this proposal to approve the issuance of Common Stock issuable upon conversion of the Notes in excess of the Maximum Amount and to approve the issuance of up to two times the number of shares underlying the Warrants. The sum of the Maximum Number of Convertible Shares and the Maximum Number of Warrant Shares is 268,731,720 shares of common stock. However, as noted above, our ability to issue shares of Common Stock upon conversion of the Notes or exercise of the Warrants is also limited by the number of authorized but unissued shares of Common Stock under our Amended and Restated Certificate of Incorporation at the time of the conversion or exercise. As of December 31, 2013 the number of shares authorized but unissued shares of common stock, excluding common stock reserved for issuance upon the exercise of outstanding stock options and other equity based awards, is 5,362,518. Pursuant to Item 5, we are seeking to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock which, if approved by shareholders, could provide additional shares for the conversion of Notes and exercise of Warrants.

The Offering of the Notes.

The 2018 Notes are governed by an indenture (the “2018 Indenture”), and the 2021 Notes are governed by an indenture (the “2021 Indenture” and, together with the 2018 Indenture, the “Indentures”), in each case between us and Wilmington Trust, National Association, as trustee (the “Trustee”). Under the terms of the 2018 Indenture, the Notes bear interest at a rate of 2.00% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2014. Under the terms of the 2021 Indenture, the Notes bear interest at a rate of 2.75% per year, payable semiannually in arrears on January 1 and July 1 of each year, beginning on July 1, 2014. The 2018 Notes will mature on October 1, 2018, and the 2021 Notes will mature on January 1, 2021. Holders may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 notes) only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2014 (and only during such calendar quarter), if the last reported sale price of our Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 120% of the applicable conversion price on each applicable trading day; (2) during the five consecutive trading day period after any ten consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price of our Common Stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 notes) until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.

The initial conversion rate for the Notes is 68.3796 shares of common stock per $1,000 in principal amount of Notes, equivalent to a conversion price of $14.62 per share of our Common Stock. The conversion rate is subject to adjustment upon the occurrence of specified events but will not be adjusted for accrued and unpaid interest. If we undergo a “fundamental change” (as defined in the Indentures), holders may require us to repurchase all or part of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. We may not redeem the Notes prior to maturity.

Convertible Note Hedge and Warrant Transactions.

The Note Hedges are intended to both reduce the potential dilution upon conversion of the Notes and our exposure to potential cash payments we may be required to make upon a conversion of the Notes. The Warrants could separately have a dilutive effect to the extent that the market price per share of our Common Stock exceeds the applicable strike price of the Warrants.

In connection with the conversion of any Notes, we will be entitled to receive from the Option Counterparties an aggregate amount of cash and/or number of shares of our Common Stock, based on our settlement method election for the notes, for all Notes converted on a conversion date generally corresponding to the amount by which the conversion settlement amount exceeds the $1,000 principal amount for each Note that we are obligated to deliver to holders of the Notes under the Indentures. If the market price per share of our common stock, as measured under the terms of the Warrants, exceeds the strike price of the Warrants expiration date of the Warrants, we will owe the Option Counterparties cash or a number of shares of our Common Stock based on the excess of such market price per share of our Common Stock over the strike price of such Warrants.

The Note Hedges and the Warrants are separate transactions, entered into by us with the Option Counterparties, and are not part of the terms of the Notes. Holders of the Notes will not have any rights with respect to the Note Hedges or Warrants.

The Terms of the Notes, the Note Hedges and the Warrants are complex. The foregoing summary of terms is general in nature and is qualified by reference to the full text of the Indentures and the Purchase Agreement attached as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the U.S. Securities and Exchange Commission on March 6, 2014 and Shareholders desiring a more complete understanding of the terms of Indentures, Note Hedges and Warrants are urged to read our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on December 18, 2013 and December 27, 2013 and our Annual Report on Form 10-K for the year ended December 31, 2013, the exhibits thereto, and as updated in any subsequent filings.

The affirmative vote of a majority of the votes cast in person or by proxy on the proposal at the Annual Meeting is required for approval of this proposal. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of the voting. Under applicable NYSE rules, abstentions will be deemed votes cast and will have the same effect as votes against the proposal.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote FOR the approval of the issuance of our Common Stock upon conversion of our 2.00% Convertible Senior Notes due 2018 and 2.75% Convertible Senior Notes due 2021 and upon exercise of related warrants in excess of the New York Stock Exchange limits for share issuances without shareholder approval.

ITEM NO. 7—APPROVAL OF SUNEDISON, INC. 2014 LONG-TERM INCENTIVE PLAN

On March 31, 2014, the Board adopted the SunEdison, Inc. 2014 Long-Term Incentive Plan (“2014 LTIP”) and directed that it be submitted for stockholder approval. The SunEdison, Inc. 2010 Equity Incentive Plan (“2010 Plan”) is currently the only benefit plan that the Company uses to grant stock options, restricted stock, performance units, and other share-based awards to consultants, directors and employees. Upon approval of the 2014 LTIP by our stockholders, the 2014 LTIP will replace the 2010 Plan with respect to awards to consultants and employees and no further awards will be issued under the 2010 Plan to consultants and employees. In addition, on March 31, 2014, the Board adopted the SunEdison Inc. 2014 Non-Employee Director Incentive Plan (“Director LTIP”) and directed that it be submitted for stockholder approval. Such approval for the Director LTIP is being sought in Proposal No. 7 (below). Upon approval of the Director LTIP by our stockholders, the Director LTIP will replace the 2010 Plan with respect to awards to non-employee directors and no further awards will be issued under the 2010 Plan to non-employee directors.

The Board adopted the 2014 LTIP to further promote good compensation practices. In connection with the spin-off initial public offering of the Company’s semiconductor business (the “SSL IPO”), the Board of Directors on behalf of SunEdison as the sole shareholder of SunEdison Semiconductor Limited, approved a long-term incentive compensation plan for employees of SSL (the “SSL Plan”). The SSL Plan contains enhanced governance and other features reflecting current best practices. For ease of administration and to facilitate uniformity, the Compensation Committee deemed it desirable to implement a similar plan for SunEdison. Accordingly, the 2014 LTIP has similar enhanced governance features reflecting current best practices, including a prohibition on reload options and share recycling and a minimum three-year ratable vesting period for all equity awards that vest solely on the basis of the passage of time and a minimum one-year vesting period for all equity awards that vest based on performance standards. Long-term incentive awards are an important part of the Company’s overall compensation program. We believe that the 2014 LTIP is important in order to allow the Company to continue to utilize equity awards and performance awards to attract and retain key management and incentivize such individuals to create long-term shareholder value, while meeting best practices for executive compensation.

The Board of Directors is not proposing that the 2014 LTIP increase the number of shares authorized to fund awards under the Company’s long-term incentive compensation program. Instead, upon approval of the 2014 LTIP, a portion of the shares of common stock remaining available for awards under the 2010 Plan will become available for the grant of awards under the 2014 LTIP. Similarly, upon approval of the Director LTIP described in Proposal No. 7 below, a portion of the shares of common stock remaining available for awards under the 2010 Plan will become available for the grant of awards under the Director LTIP. The shares that become available for the grant of awards under the 2014 LTIP and Director LTIP, upon their respective approvals, will not exceed the total number of shares available for awards under the 2010 Plan. Shares that underlie awards under the 2010 Plan that are cancelled, forfeited or expire, will be available for grants under the 2014 LTIP.

The purposes of the 2014 LTIP are (i) to enable the Company and its affiliates to attract and retain individuals who will contribute to the Company’s long range success, (ii) to motivate key personnel to produce a superior return to the shareholders of the Company by offering these individuals an opportunity to realize stock appreciation, facilitating stock ownership and rewarding such individuals for achieving a high level of corporate performance and (iii) to promote the success of the Company’s business.

Key Highlights

We believe that our long-term incentive compensation program aligns the interests of employees and officers with those of our shareholders to create long-term shareholder value. The 2014 LTIP will continue our ability to achieve this objective by providing us with the ability to continue granting various types of incentive awards, which we believe will help us continue to attract, retain and motivate employees and officers.

Historical Amounts of Equity Awards.  The Company granted the following number of shares, calculated based on Institutional Shareholder Services (ISS) methodology, in each of the past three years: 8,708,720 shares in 2013; 19,060,008 shares in 2012; and 9,723,746 shares in 2011. ISS methodology weighs full-value shares granted (RSUs and performance shares) more heavily than stock options, using a 2:1 ratio, to determine the total number of shares granted each year. These amounts are not necessarily indicative of the shares that might be awarded over the next three years or more under the 2014 LTIP.

Historical Equity Award Burn Rate.  The Company’s adjusted three-year average annual equity grant rate, or “burn rate,” for the 2011-2013 period, calculated based on ISS methodology, was 4.9%, which was well below ISS’s maximum burn rate guidance of 6.72% for our industry classification.

Current and Projected Overhang Percentage.  The Company currently has 44,307,986 shares of common stock subject to outstanding equity awards or available for future equity awards under the 2010 Plan, which represented approximately 16% of fully diluted shares of Common Stock outstanding. The 16,554,911 shares proposed to be included in the 2014 LTIP, combined with the shares proposed to be included in the Director LTIP in Proposal 7, below would not increase the overhang percentage.

Anticipated Duration.  If the Company continues making equity awards consistent with practices over the past three years as set forth above, we estimate that the shares available for future awards under the 2014 LTIP Plan will be sufficient for at least three years.

Principal Features of the 2014 LTIP

The full text of the 2014 LTIP is set forth in Appendix A hereto, and stockholders are urged to refer to it for a complete description. The summary of the principal features of the 2014 LTIP that follows is subject to and qualified entirely by reference to the full text of the 2014 LTIP set forth in Appendix A.

Administration

The Compensation Committee will administer the 2014 LTIP and grant awards under the 2014 LTIP. Subject to the terms of the 2014 LTIP, the Compensation Committee’s charter and applicable laws, the Compensation Committee has the authority to

•	interpret the 2014 LTIP and apply its provisions,

•	promulgate, amend and rescind rules relating to the 2014 LTIP,

•	authorize any person to execute on behalf of the Company any instrument required to carry out the purposes of the 2014 LTIP,

•	delegate its authority to one or more officers of the Company with respect to awards that do not involve “covered employees” (within the meaning of Section 162(m) of the Code) or “directors” or “officers” (within the meaning of Section 16 of the Exchange Act),

•	determine when awards are to be granted under the 2014 LTIP and the applicable grant date,

•	select participants,

•	determine the number of shares or the amount of cash to be made subject to each award,

•	determine whether each option is to be an incentive stock option or a nonqualified stock option,

•	determine the terms and conditions of the awards,

•	determine the target number of performance shares to be granted pursuant to a performance share award, the performance measures, the performance periods and the number of performance shares earned,

•	designate an award as a performance compensation award and select the performance criteria,

•	amend any outstanding awards,

•	determine whether and under what circumstances awards may be settled in cash, shares, other consideration or property or canceled, forfeited or suspended,

•	determine the duration and purpose of leaves and absences which may be granted without constituting termination of service for purposes of the 2014 LTIP,

•	make decisions with respect to outstanding awards that may become necessary upon a change in control or an event that triggers anti-dilution adjustments,

•	interpret, administer or reconcile any inconsistency in, correct any defect in and supply any omission in the 2014 LTIP and any instrument relating to or award granted under the 2014 LTIP and

•	exercise discretion and make all other determinations necessary or advisable for the administration of the 2014 LTIP.

The Compensation Committee shall not have the right, without shareholder approval, to reduce the purchase price for an outstanding stock option or stock appreciation right, cancel an outstanding stock option or stock appreciation right for the purpose of replacing such stock option or stock appreciation right with a purchase price that is less than the original purchase price, extend the expiration date of a stock option or stock appreciation right or deliver stock, cash or other consideration in exchange for the cancellation of a stock option or stock appreciation right, the purchase price of which exceeds the fair market value of the shares underlying such stock option or stock appreciation right.

In addition, the Compensation Committee may delegate administration of the 2014 LTIP to a committee or committees of one or more members of the Board, and the term Compensation Committee shall apply to any person or persons to whom such authority has been delegated. Any authority granted to the Compensation Committee may also be exercised by the Board or another committee of the Board. In the event any action taken by the Board conflicts with action taken by the Compensation Committee, the Board action controls.

Shares Available under the 2014 LTIP

The 2010 Plan is currently the Company’s only equity compensation plan with shares available for future award grants. Upon approval of the 2014 LTIP, no further awards would be issued under the 2010 Plan. The 2014 LTIP has a term of ten years. Under the 2014 LTIP, we will have the ability to grant awards for up to a total of 16,554,911 shares all of which will be transferred from the 2010 Plan as described above. In addition, any shares underlying currently outstanding awards that are cancelled, forfeited, expired or lapse for any reason and the number of shares subject to awards that are exchanged for awards under the SunEdison Semiconductor 2014 Long-Term Incentive Plan will be added to the shares authorized for issuance under the 2014 LTIP. No more than 4,000,000 shares may be granted as incentive stock options. Shares issued under the 2014 LTIP may be authorized and unissued shares or treasury shares. The following shares may not again be made available for issuance as awards: shares not issued as a result of the net settlement of an outstanding stock appreciation right or stock option; shares used to pay the exercise price or withholding taxes related to an outstanding stock option or stock appreciation right; or shares repurchased on the open market with the proceeds of a stock option exercise price. The following will not be applied to the share limitations above: dividends or dividend equivalents paid in cash in connection with outstanding awards; any shares subject to an award under the 2014 LTIP which are not used because the award is forfeited, cancelled, terminated, expired or lapsed for any reason; and shares and any awards that are granted through the settlement, assumption or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, spin-off, consolidation or acquisition of the employing company with or by us. If an award is settled in cash, the number of shares on which the award is based shall not count toward the above share limits.

We completed an equity offering of 34,500,000 shares of our common stock on September 18, 2013. We received net proceeds from the offering of approximately $239.9 million, after deducting underwriting discounts and commissions and the estimated expenses of the offering. We used the net proceeds for general corporate purposes, which included funding working capital and growth initiatives. Because of the limited number of our authorized but unissued shares of common stock that were available at that time, we had to use 11,192,393 shares of our common stock that we had intended to use to satisfy issuances under future equity-based awards that we expected to grant under our equity incentive plans. As a result, the total shares of common stock available and authorized to be issued subject to the adoption of Item No. 5 is 5,362,918.

Eligibility

All full-time and part-time employees (including officers and directors who are employees) (approximately 6,300 persons) and consultants (except with respect to grants of incentive stock options) (approximately 6,300 people) of the Company and its affiliates will be eligible to participate in the 2014 LTIP at the discretion of the Compensation Committee. As defined in the 2014 LTIP, an affiliate is any corporation that is a subsidiary of the Company and, for purposes other than the grant of incentive stock options, any limited liability company, partnership, corporation, joint venture or any other entity in which the Company or any subsidiary owns an equity interest. The Compensation Committee has discretionary authority to grant awards under the 2014 LTIP. No awards have been approved by the Compensation Committee to be granted under the 2014 LTIP subject to shareholder approval at the annual meeting.

General Terms

Each award will be evidenced by an agreement, certificate or other instrument or document setting forth the terms and conditions of the award, which will include a term of not greater than ten years. All awards are non-transferable unless the Compensation Committee permits the recipient to transfer an award.

Types of Awards

General.  The Compensation Committee has the discretion to award stock options, stock appreciation rights, restricted stock, performance shares, restricted stock units and other stock-based and cash-based awards.

Stock Options.  Stock options will be either incentive stock options or non-qualified stock options. Incentive stock options may only be granted to employees. The purchase price of the option will be set forth in the award but may not be less than 100% of the fair market value of a share on the grant date. “Fair market value,” as defined, generally means the closing sales price of a share of Common Stock. The purchase price will be payable in full at the time of exercise, in cash or by certified or bank check. The purchase price may be paid, if the Compensation Committee so permits and upon such terms as the Compensation Committee shall approve, (a) through delivery or tender to the Company of shares held, either actually or by attestation, by the recipient, (b) through a net or cashless form of exercise or (c) through a combination of (a) and (b). Further, the Compensation Committee may, in its discretion, approve other methods or forms of payment of the purchase price and establish rules and procedures therefor. Unless otherwise provided in the award, the purchase price of the shares pursuant to an option that is paid by delivery (or attestation) of other shares acquired, directly or indirectly from the Company, shall be paid only by shares that have been held for more than six months (or a longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Recipients holding options shall have no dividend rights with respect to shares subject to such options. Each option vests in whole or in part on terms provided in the award. An option that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the grant date. An option that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. Vesting of an option may be accelerated on events as provided in the award. No option may be exercised for a fraction of a share.

Incentive Stock Options.  A recipient may not hold incentive stock options with a fair market value (determined as of the date of grant) in excess of $100,000 in the year in which they are first exercisable if this limitation is necessary to qualify the option as an incentive stock option. If, upon the grant of an incentive stock option, the recipient possesses more than 10% of the total voting power of all of the stock of the Company and its subsidiaries, the option price for the incentive stock option will be at least 110% of the fair market value of the shares subject to the option on the grant date, and the option will expire five years after the grant date. Incentive stock options may only be granted to employees of the Company or its subsidiaries. The Company has no liability to any recipient or other person if an option designated as an incentive stock option fails to qualify as such.

Stock Appreciation Rights.  Stock appreciation rights entitle the recipient, subject to the terms and conditions of the award, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than 100% of the fair market value of the shares on the grant date. Each stock appreciation right may be exercisable in whole or in part according to the terms and conditions set forth in the award. Except as otherwise provided in the award, upon exercise of a stock appreciation right, the recipient will receive cash, shares or a combination of cash and shares (as determined by the Compensation Committee if not otherwise specified in the award) as promptly as practicable after exercise. The award may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right. Recipients holding stock appreciation rights shall have no dividend rights with respect to shares subject to such stock appreciation rights. Each stock appreciation right vests in whole or in part on the terms set forth in the award. Stock appreciation rights that vest solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the grant date. Stock appreciation rights that vest based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. Vesting of a stock appreciation right may be accelerated on events as provided in the award. No stock appreciation right may be exercised for a fraction of a share.

Performance Shares.  Performance shares will entitle the recipient to future payments based upon the achievement of performance targets (as described below) established in writing by the Compensation Committee. The award may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and will provide for the timing of payment. The award may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance shares awarded to a recipient upon such terms and conditions as shall be set forth in the award, upon the occurrence of certain events, which may include a fundamental change, the recipient’s death or disability, a change in accounting practices of the Company or its affiliates, a reclassification, stock dividend, stock split or stock combination or other event as provided in the 2014 LTIP. Performance shares shall vest no more rapidly than immediate vesting on the first anniversary of the grant date. Recipients holding performance shares shall have no voting or dividend rights with respect to such performance shares other than as the Compensation Committee may provide.

A “fundamental change” generally means a dissolution or liquidation of the Company, a sale of substantially all of the Company’s assets (in one or a series of transactions), a merger or consolidation of the Company, regardless of whether the Company is the surviving entity, or a statutory share exchange.

Restricted Stock and Restricted Stock Units.  Restricted stock may be granted in the form of shares registered in the name of the recipient but held by the Company until the restrictions have lapsed. Restricted stock units are units representing a value equal to the same number of shares. Restricted stock and restricted stock units may be subject to conditions and restrictions as the Compensation Committee may establish in the award, which may include continuous service requirements, a requirement that a recipient pay a purchase price for the award, the achievement of performance goals and lapse of applicable securities law restrictions. Subject to the restrictions set forth in an award, during any period in which restricted stock or restricted stock units are restricted and subject to forfeiture, (i) recipients holding restricted stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are restricted and (ii) recipients holding restricted stock units shall have no dividend rights with respect to shares subject to such restricted stock units other than as the Compensation Committee may provide in an award and no voting rights with respect to such awards. Any dividends or dividend equivalents may be paid currently or may be credited to a recipient’s account and may be subject to such restrictions and conditions as the Compensation Committee may establish. If the Compensation Committee determines that restricted stock shall be held by the Company or in escrow rather than delivered to the recipient pending the release of the applicable restrictions, the Compensation Committee may require the recipient to execute and deliver to the Company an escrow agreement satisfactory to the Compensation Committee and a blank stock power with respect to the restricted stock covered by such agreement. Restricted stock is subject to the following restrictions until the expiration of the period of restriction and to other terms and conditions in the award: (i) if an escrow arrangement is used, the recipient shall not be entitled to delivery of a stock certificate representing the shares; (ii) the shares shall be subject to the restrictions on transferability set forth in the award; (iii) the shares shall be subject to forfeiture for the period and satisfaction of performance goals during the period as provided in an award; and (iv) to the extent shares are forfeited, any stock certificates shall be returned to the Company, and all rights of the recipient to the shares shall terminate. Restricted stock units shall be subject to (i) forfeiture until expiration of the period of restriction and the satisfaction of any performance goals as provided in an award, and to the extent restricted stock units are forfeited, all rights of the recipient to restricted stock units shall terminate and (ii) other terms as may be set forth in an award. The Compensation Committee has the authority to remove any or all of the restrictions on restricted stock and restricted stock units whenever it may determine that, by reason of changes in law or circumstances after the date of grant, such action is appropriate. An award of restricted stock or restricted stock units that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the grant date. In the case of a restricted stock or restricted stock unit award that vests based on performance standards, such award shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. The vesting of such awards may be accelerated upon certain events provided in the award.

Other Awards.  The Compensation Committee may also grant other stock-based and cash-based awards in its sole discretion, including, without limitation, those awards pursuant to which a cash bonus award may be made or pursuant to which shares may be acquired in the future, such as awards denominated in stock, stock units, securities convertible into stock and phantom securities. The Compensation Committee may, in its sole discretion, direct the Company to issue shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the award to which the shares relate. In addition, the Compensation Committee may, in its sole discretion, grant other awards subject to performance criteria.

Performance-Based Awards.  If the Compensation Committee determines at the time an award is granted to a recipient that the recipient is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with the award, a covered employee within the meaning of Section 162(m) of the Code, the Compensation Committee may provide that performance-based provisions apply to the award. The Compensation Committee may provide, in its discretion, that an award granted to any other recipient is subject to performance-based provisions. Awards under the 2014 LTIP may be made subject to the achievement of performance criteria, which shall be performance goals established by the Compensation Committee relating to one or more business criteria. Performance criteria may be applied to the Company, an affiliate, a parent, subsidiary, division, business unit or corporate group or an individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured over such period of time as determined by the Compensation Committee. Performance criteria that may be used to establish performance goals are: stock price growth, relative stock price growth (including to an index or group of peers), foregone margin, non-GAAP revenue, non-GAAP operating profit, adjusted non-GAAP operating profit, megawatt solar energy systems sold, megawatt retained on balance sheet, megawatt under construction, megawatt constructed (completions), fully developed solar energy systems average selling price, megawatt generating revenue (operating projects), solar project pipeline, solar project backlog, retained value, capital expenditures, operating expenses, segment net sales, segment operating earnings, revenue or revenue growth, diversity, economic value added, index comparisons, earnings or net income (before or after taxes), operating margin, peer company comparisons, productivity, profit margin, return on revenue, return on, investment, return on capital, sales growth, return on assets, stock price, earnings per share, cash flow, free cash flow, working capital levels, working capital as a percentage of sales, days sales outstanding, months on hand, days payables outstanding, production levels or services levels, market share, costs, debt to equity ratio, net revenue or net revenue growth, gross revenue, base-business net sales, total segment profit, EBITDA, adjusted diluted earnings per share, earnings per share, gross profit, gross profit growth, adjusted gross profit, net profit margin, operating profit margin, adjusted operating profit, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), compound annual growth in earnings per share, pretax income, expenses, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, cost management, process improvement, inventory, total or net operating asset turnover, operating income, total shareholder return, compound shareholder return, return on equity, return on invested capital, pretax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, marketing, operating or work plan goals.

Performance will be evaluated by excluding the effect of any extraordinary, unusual or non-recurring items that occur during the performance period. The performance goals for each recipient and the amount payable if those goals are met shall be established in writing for each period of performance by the Compensation Committee no later than 90 days after the start of the period of service to which the performance goals relate and while the outcome is substantially uncertain. The goals and the amount payable for each performance period if the goals are achieved will be set forth in the award. Following the conclusion or acceleration of each performance period, the Compensation Committee shall determine the extent to which (i) performance criteria have been attained, (ii) any other terms and conditions with respect to an award relating to such performance period have been satisfied and (iii) payment is due with respect to a performance-based award. The Compensation Committee may adjust downwards, but not upwards, the amount payable with respect to a performance-based award. The award may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance-based awards upon the occurrence of certain events, which may include a fundamental change, death, disability, a change in accounting practices of the Company or its affiliates, a reclassification, stock dividend, stock split or stock combination or other event as provided under the 2014 LTIP. If the Compensation Committee determines that it is advisable to grant awards that will not meet the performance-based criteria, then the Compensation Committee may make such grants without satisfying the requirements of Code Section 162(m).

Termination of Employment

Each award shall set forth the extent to which the recipient shall have the right to exercise or retain an award following termination of the recipient’s service with the Company or its affiliates, including on death, disability or other termination of continuous service. The provisions shall be determined by the Compensation Committee, need not be uniform among awards and may reflect distinctions based on the reasons for termination.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates (other than on death or disability), the recipient may exercise a stock option to the extent that the recipient was entitled to exercise the option as of the date of termination, but only within the period of time ending on the earlier of (i) three months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option. If the termination of continuous service is by the Company for cause as defined in the 2014 LTIP, all outstanding options, whether or not vested, shall immediately terminate.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates as a result of disability, the recipient may exercise a stock option to the extent that the recipient was entitled to exercise the option as of the date of termination, but only within the period of time ending on the earlier of (i) 12 months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates as a result of death, a stock option may be exercised to the extent that the recipient was entitled to exercise the option as of the date of death, by the recipient’s estate, by a person who acquired the right by bequest or inheritance or by a person designated to exercise the option, but only within the period of time ending on the earlier of (i) 12 months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option.

If the recipient or estate does not exercise a stock option within the time specified in the award, the option shall terminate.

“Continuous service” means that the participant’s service with the Company or an affiliate, whether as an employee or consultant is not interrupted or terminated. The participant’s continuous service shall not be deemed to have terminated merely because of a change in the capacity in which the participant renders service to the Company or an affiliate as an employee, consultant, or otherwise, or a change in the entity for which the participant renders such service, provided that there is no interruption or termination of the participant’s continuous service. If an award is subject to Section 409A of the Code, the foregoing shall apply to the extent consistent with Section 409A of the Code. The Compensation Committee or its delegate may determine whether continuous service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Disability” means, except as otherwise provided in an award, that the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. For purposes of determining the term of an incentive stock option, the term “disability” shall have the meaning ascribed to it under Section 22(e)(3) of the Code. Whether an individual has a disability shall be determined under procedures established by the Compensation Committee. Except where the Compensation Committee is determining disability for purposes of an incentive stock option under Section 22(e)(3) of the Code, the Compensation Committee may rely on any determination that a participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any affiliate in which a participant participates, if the definition of disability under the plan meets the requirements of a “disability” under the 2014 LTIP.

Change in Control

Unless otherwise provided in an award, in the event of a participant’s termination of continuous service without cause (as defined in the 2014 LTIP) or for good reason (as defined in the 2014 LTIP) during the twelve-month period following a change in control, each option and stock appreciation right shall become immediately exercisable with respect to all of the shares subject to such option or stock appreciation right, the period of restrictions shall expire and the award shall vest immediately with respect to all of the shares of restricted stock, restricted stock units and any other award, and all performance goals or other vesting criteria will be deemed achieved at one hundred percent target levels and all other terms and conditions will be deemed met as of the date of the participant’s termination of continuous service. In addition, an award may be treated, to the extent determined by the Compensation Committee to be appropriate and permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Compensation Committee in its sole discretion: (i) upon at least ten days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock or any combination thereof, the value of such awards based on the price per share received or to be received by other shareholders of the Company; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the terms of any affected awards previously granted under the 2014 LTIP, as determined by the Compensation Committee in its discretion. In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share in connection with the change in control, the Compensation Committee may cancel the option or stock appreciation right without the payment of consideration therefor. Except as otherwise provided in an award, a change in control (as defined in the 2014 LTIP), generally includes:

(i)	any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any affiliates thereof;

(ii)	the commencement of the liquidation or dissolution of the Company that occurs following the approval by the holders of capital stock of the Company of any plan or proposal for such liquidation or dissolution of the Company;

(iii)	any person or Group shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of shares representing more than 50% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (“Voting Stock”) of the Company and such person or Group actually has the power to vote such shares in any such election;

(iv)	the replacement of a majority of the Board over a two-year period from the directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board then still in office who were members of such Board at the beginning of such period; or

(v)	a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction.

An event described above will be a change in control only if it is also a change in control event under Section 409A of the Code, to the extent necessary to avoid adverse tax consequences under Section 409A of the Code.

Miscellaneous Provisions

No participant shall be granted (i) options to purchase shares and stock appreciation rights with respect to more than 4,000,000 shares in the aggregate, (ii) any other awards with respect to more than 50,000 shares in the aggregate (or, in the event such award denominated or expressed in terms of number of shares is paid in cash, the equivalent cash value) or (iii) any cash bonus award not denominated or expressed in terms of number of shares or units with a value that exceeds $5,000,000 in the aggregate, in each case, in any fiscal year of the Company under the 2014 LTIP.

Appropriate adjustments will automatically be made to give effect to adjustments in the number or type of shares outstanding caused by certain fundamental changes, including with respect to the following: the aggregate number and type of securities that may be issued, represented and available for awards; the limitations on the number and type of securities that may be issued to an individual participant; the number and type of securities and amount of cash subject to awards then outstanding; the option purchase price as to any outstanding options; the purchase price as to any outstanding stock appreciation rights; outstanding performance shares and performance-based awards and payments with respect to such awards; and comparable adjustments, if applicable, to any outstanding other award.

The Compensation Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest, notwithstanding the provisions in an award stating the time at which it may first be exercised or the time during which it will vest. The 2014 LTIP will be unfunded and will not require the segregation of any assets.

The Compensation Committee may specify in an award that the recipient’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to vesting conditions. Such events may include breach of non-competition, non-solicitation, confidentiality or other restrictive covenants in the award or otherwise applicable to the recipient, a termination of continuous service for cause or other conduct by the recipient detrimental to the business or reputation of the Company or its affiliates. Any award will be subject to such deductions and clawback as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement, or any policy adopted by the Company.

The 2010 Plan shall remain in effect, but grants of awards thereunder with respect to consultants and employees shall not be made after the effective date of the 2014 LTIP. All grants and awards previously made under the 2010 Plan shall be governed by the terms of such plan.

Amendment, Modification and Termination

Subject to the terms of the 2014 LTIP, the Board may at any time amend, modify or suspend the 2014 LTIP, and the Compensation Committee may at any time alter or amend any or all awards under the 2014 LTIP to the extent permitted by law. Any alterations or amendments may be made unilaterally by the Compensation Committee, subject to the provisions of the 2014 LTIP, unless such amendments are deemed by the Compensation Committee to be materially adverse to the participants and are not required as a matter of law. Amendments are subject to approval of the shareholders of the Company only as required by law, or if the amendment increases the total number of shares available under the 2014 LTIP, except as adjusted for specified changes in capitalization. No termination, suspension or modification of the 2014 LTIP may materially and adversely affect any right acquired by any recipient under an award granted before the date of termination, suspension or modification, unless otherwise provided in an award or other document or notification or required as a matter of law. Any adjustment for changes in capitalization are conclusively presumed not to adversely affect any right of a recipient or other person under an award. The Board may amend the 2014 LTIP in any respect the Board deems necessary or advisable to provide the maximum benefits under provisions of the Code relating to incentive stock options or the provisions of Section 409A of the Code or to bring the 2014 LTIP or awards into compliance therewith.

Withholding

The Company shall withhold an amount sufficient to cover any required withholding taxes with respect to income arising from an award. The Company shall have the right to require the payment of any taxes before issuing any shares pursuant to an award. In lieu of all or any part of a cash payment from a person receiving shares under the 2014 LTIP, the Compensation Committee may permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the full FICA and federal, state and local income tax with respect to income arising from payment of the award, through reduction of the number of shares delivered to such person or a delivery or tender to the Company of shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under law. No shares shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2014 LTIP. This summary is based upon the provisions of the Code, and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases, the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the 2014 LTIP. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local and foreign taxes and any federal gift, estate and inheritance taxes.

Incentive Stock Options.  Some options may constitute “incentive stock options” within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the recipient will not be required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction.

Similarly, when the recipient exercises any incentive stock options, provided the recipient has not ceased to be an employee for more than three months before the date of exercise, the recipient will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the recipient’s alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose alternative minimum taxable income, as defined in Section 55(b)(2) of the Code, exceeds the taxpayer’s adjusted gross income.

Additional tax consequences will depend upon how long recipients hold the shares of Common Stock received after exercising the incentive stock options. If a recipient holds the shares for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, the recipient will not recognize any ordinary income, and the Company will not be allowed to take a deduction. However, the difference between the amount the recipient realizes upon disposition of the shares and the basis (i.e., the amount the recipient paid upon exercise of the incentive stock option) in those shares will be taxed as a long-term capital gain or loss.

If the recipient disposes of shares acquired upon exercise of an incentive stock option which he or she has held for less than two years from the date of grant or one year from the date of exercise, the recipient generally will recognize ordinary income in the year of the disposition. To calculate the amount of ordinary income that must be recognized upon such a disposition, make the following determinations and calculations:

•	determine which is smaller: the amount realized on disposition of the shares or the fair market value of the shares on the date of exercise; and

•	next, subtract the basis in those shares from the smaller amount. This is the amount of ordinary income that the recipient must recognize.

To the extent that the recipient recognizes ordinary income, the Company is allowed to take a deduction. In addition, the recipient must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the recipient realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the recipient exercised the option. The recipient will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount realized upon disposition of those shares.

As noted above, the excess of the fair market value of the shares at the time the recipient exercises his or her incentive stock option over the exercise price for the shares is a tax adjustment item for the purposes of the alternative minimum tax.

Non-Qualified Stock Options.  If the recipient receives a non-qualified stock option, the recipient will not recognize income at the time of the grant of the stock option; however, the recipient will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the exercise price. The Company will be entitled to a deduction in the same amount. The ordinary income the recipient recognizes will be subject to applicable tax withholding by the Company. When the recipient sells these shares, any difference between the sales price and the basis (i.e., the exercise price plus the ordinary income recognized by the recipient) will be treated as a capital gain or loss.

Restricted Stock.  Unless a timely Section 83(b) election is made as described in the following paragraph, a recipient generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A recipient will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of the shares of Common Stock or the transfer restrictions lapse. The amount recognized will be equal to the difference between the fair market value of the shares at this time and the original purchase price paid for the shares, if any. The ordinary income recognized by a recipient with respect to restricted stock awarded under the 2014 LTIP will be subject to applicable tax withholding by the Company. If a timely Section 83(b) election has not been made, any dividends received with respect to Common Stock subject to such restrictions will be treated as additional compensation income and not as dividend income.

A recipient may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If the election is made within 30 days of the date of grant, then the recipient would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the recipient. If the Section 83(b) election is made, the recipient’s capital gains holding period begins on the date of grant.

The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the recipient then forfeits the restricted stock, the recipient may not deduct as a loss the amount previously included in gross income.

A recipient’s tax basis in shares of restricted stock received pursuant to the 2014 LTIP will be equal to the sum of the amount (if any) the recipient paid for the Common Stock and the amount of ordinary income recognized by the recipient as a result of making a Section 83(b) election or upon the lapse of the restrictions. Unless a Section 83(b) election is made, the recipient’s holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the restrictions lapse.

In general, the Company will be entitled to a deduction at the same time and in an amount equal to the ordinary income recognized by a recipient with respect to shares of restricted stock awarded pursuant to the 2014 LTIP.

If, subsequent to the lapse of the restrictions on the shares, the recipient sells the shares, the difference, if any, between the amount realized from the sale and the tax basis of the shares to the recipient will be taxed as a capital gain or capital loss.

Stock Appreciation Rights / Performance Shares / Restricted Stock Units.  A recipient generally will not recognize taxable income upon the grant of stock appreciation rights, performance shares or restricted stock units. Instead, a recipient will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the stock appreciation right, performance share or restricted stock unit award. The ordinary income the recipient recognizes will be subject to applicable tax withholding by the Company.

Upon selling any Common Stock received by a recipient in payment of an amount due under a stock appreciation right, performance share or restricted stock unit award, the recipient generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the recipient’s tax basis in the Common Stock (i.e., the ordinary income recognized by the recipient).

Other Stock-Based and Cash-Based Awards.  The tax consequences associated with any other stock-based or cash-based award granted under the 2014 LTIP will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award, any applicable holding period and the recipient’s tax basis.

Section 162(m) of the Code.  Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is our CEO or among one of our three other highest compensated officers for that year (other than our CFO). The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Compensation Committee may structure certain performance-based awards utilizing the performance criteria set forth in the 2014 LTIP so that payments under such awards may be treated as qualified performance-based compensation, although it may determine not to so structure awards.

Section 409A of the Code.  Pursuant to Section 409A of the Code, significant restrictions have been imposed on the ability to defer the taxation of compensation, including, without limitation, the deferral of income pursuant to some of the arrangements described herein (e.g., performance shares). Violation of Section 409A of the Code triggers immediate inclusion in income and application of income and additional taxes.

Section 280G of the Code and Section 4999 of the Code. Under Section 280G of the Code and Section 4999 of the Code, the Company is prohibited from deducting any “excess parachute payment” to an individual, and the individual must pay a 20% excise tax on any “excess parachute payment.” An individual’s “parachute payments” which exceed his or her average annual compensation will generally be treated as “excess parachute payments” if the present value of such payments equals or exceeds three times the individual’s average annual compensation. A payment generally may be considered a “parachute payment” if it is contingent on a change in control of the Company.

Non-United States Taxpayers.  If the recipient is subject to the tax laws of any country other than the United States, the recipient should consult his or her own tax and legal advisors to determine the tax and legal consequences of any award received under the 2014 LTIP.

New Plan Benefits

All future grants under the 2014 LTIP are within the discretion of the Compensation Committee. For this reason, the benefits that will be received by or allocated to any person or group of persons under the 2014 LTIP in future periods is not presently determinable.

The affirmative vote of a majority of the votes cast, in person or by proxy, on the proposal at the Annual Meeting is required for approval of this proposal. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of the voting. Under applicable NYSE rules, abstentions will be deemed votes cast and will have the same effect as votes against the proposal.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote FOR the approval of the SunEdison, Inc. 2014 Long-Term Incentive Plan.

ITEM NO. 8 – APPROVAL OF SUNEDISON, INC.

2014 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

On March 31, 2014, the Board adopted the SunEdison, Inc. 2014 Non-Employee Director Incentive Plan (“Director LTIP”) and directed that it be submitted for shareholder approval. The SunEdison, Inc. 2010 Equity Incentive Plan (“2010 Plan”) is currently the only benefit plan that the Company uses to grant stock options, restricted stock, performance units, and other share-based awards to consultants, directors and employees. Upon approval of the Director LTIP by our stockholders, the Director LTIP will replace the 2010 Plan with respect to awards to non-employee directors and no further awards will be issued under the 2010 Plan to non-employee directors. In addition, on March 31, 2014, the Board adopted the SunEdison Inc. 2014 Long-Term Incentive Plan (“2014 LTIP”) and directed that it be submitted for shareholder approval. (See Proposal 7, above.) Upon approval of the 2014 LTIP by our stockholders, the 2014 LTIP will replace the 2010 Plan with respect to awards to consultants and employees and no further awards will be issued under the 2010 Plan to consultants or employees.

The Board adopted the Director LTIP to further promote good compensation practices, including providing for a separate shareholder-approved plan for directors. Long-term incentive awards are an important part of the Company’s overall compensation program. We believe that the Director LTIP is necessary in order to enable the Company to attract and retain qualified and experienced individuals to serve as directors, to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company, consistent with our Stock Ownership Guidelines adopted in 2012.

The Director LTIP does not increase the number of shares authorized for grants under the Company’s long-term incentive compensation program. Upon approval of the Director LTIP, a portion of the shares of common stock remaining available for awards under the 2010 Plan will become available for the grant of awards under the Director LTIP. In addition upon approval of the 2014 LTIP described above in Proposal No. 6, a portion of the shares of Common Stock remaining available for awards under the 2010 Plan will become available for the grants under the 2014 LTIP. The shares that become available for grants under the 2014 LTIP and Director LTIP, upon their respective approvals, will not exceed the total number of shares available for awards under the 2010 Plan.

There are currently 44,307,986 shares of common stock authorized for grants under the 2010 Plan, and of that number of shares, there remain 16,554,911 shares available for grants under the 2010 Plan and 27,753 shares of common stock subject to outstanding awards under the 2010 Plan. The closing market price of a share of common stock on the record date for this annual meeting was $[    ].

Key Highlights

We believe that our long-term incentive compensation program aligns the interests of non-employee directors with those of our stockholders to create long-term shareholder value. The Director LTIP will continue our ability to achieve this objective by providing us with the ability to continue granting various types of equity-based awards, which we believe will help us continue to attract and retain qualified and experienced individuals to serve as directors.

Determination of Share Amounts. In determining the terms of the Director LTIP and the amount of shares to be reserved under the Director LTIP, the Board considered the factors above and a number of other factors, including the number of eligible individuals, competitive market practice for eligible individuals and the size, purpose and frequency of equity grants.

Historical Amounts of Equity Awards. In connection with its compensation programs, the Company granted the following number of shares, calculated based on Institutional Shareholder Services (ISS) methodology, in each of the past three years: 8,708,720 shares in 2013; 19,060,008 shares in 2012; and 9,723,746 shares in 2011. ISS methodology weighs full-value shares granted (RSUs and performance shares) more heavily than stock options, using a 2:1 ratio, to determine the total number of shares granted each year. These amounts are not necessarily indicative of the shares that might be awarded over the next three years or more under the Director LTIP.

For comparison purposes, under the current non-employee director compensation program, the Company makes annual equity grants in the form of RSUs, with the number of shares of common stock underlying each annual RSU grant approximating a value on date of grant of $185,000. These annual RSU grants vest in one year. In May, 2013, each non-employee director received 22,200 RSUs pursuant to this program. (See complete description of non-employee director compensation on pages 21 - 23, above.)

Historical Equity Award Burn Rate. The Company’s adjusted three-year average annual equity grant rate, or “burn rate,” for the 2011-2013 period, calculated based on ISS methodology, was 4.9%, which was well below ISS’s maximum burn rate guidance of 6.72% for our industry classification.

Current and Projected Overhang Percentage. The Company currently has 44,307,986 shares of common stock subject to outstanding equity awards or available for future equity awards under the 2010 Plan, which represents approximately 16% of fully diluted shares of common stock outstanding. The 600,000 shares proposed to be included in the Director LTIP, combined with the shares proposed to be included in the 2014 LTIP as described above in Proposal No. 6, would not increase the overhang percentage.

Anticipated Duration. If the Company continues making equity awards consistent with practices over the past three years as set forth above, we estimate that the shares available for future awards under the Director LTIP Plan will be sufficient for at least three years.

Principal Features of the Director LTIP

The full text of the Director LTIP is set forth in Appendix B hereto, and stockholders are urged to refer to it for a complete description. The summary of the principal features of the Director LTIP that follows is subject to and qualified entirely by reference to the full text of the Director LTIP set forth in Appendix B.

Administration

The Compensation Committee will administer the Director LTIP and grant awards under the Director LTIP. Subject to the terms of the Director LTIP, the Compensation Committee’s charter and applicable laws, the Compensation Committee has the authority to (i) interpret the Director LTIP and apply its provisions, (ii) promulgate, amend and rescind rules relating to the Director LTIP, (iii) authorize any person to execute on behalf of the Company any instrument required to carry out the purposes of the Director LTIP, (iv) determine when awards are to be granted under the Director LTIP and the applicable grant date, (v) select participants, (vi) determine the number of shares or the amount of cash to be made subject to each award, (vii) determine the terms and conditions of the awards, (viii) determine the target number of performance shares to be granted pursuant to a performance share award, the performance measures, the performance periods and the number of performance shares earned, (ix) designate an award as a performance compensation award and select the performance criteria, (x) amend any outstanding awards, (xi) determine whether and under what circumstances awards may be settled in cash, shares, other consideration or property or canceled, forfeited or suspended, (xii) determine the duration and purpose of leaves and absences which may be granted without constituting termination of service for purposes of the Director LTIP, (xiii) make decisions with respect to outstanding awards that may become necessary upon a change in control or an event that triggers anti-dilution adjustments, (xiv) interpret, administer or reconcile any inconsistency in, correct any defect in and supply any omission in the Director LTIP and any instrument relating to or award granted under the Director LTIP and (xv) exercise discretion and make all other determinations necessary or advisable for the administration of the Director LTIP.

The Compensation Committee shall not have the right, without shareholder approval, to reduce the purchase price for an outstanding stock option or stock appreciation right, cancel an outstanding stock option or stock appreciation right for the purpose of replacing such stock option or stock appreciation right with a purchase price that is less than the original purchase price, extend the expiration date of a stock option or stock appreciation right or deliver stock, cash or other consideration in exchange for the cancellation of a stock option or stock appreciation right, the purchase price of which exceeds the fair market value of the shares underlying such stock option or stock appreciation right.

In addition, the Compensation Committee may delegate administration of the Director LTIP to a committee or committees of one or more members of the Board, and the term Compensation Committee shall apply to any person or persons to whom such authority has been delegated. Any authority granted to the Compensation Committee may also be exercised by the Board or another committee of the Board. In the event any action taken by the Board conflicts with action taken by the Compensation Committee, the Board action controls.

Shares Available under the Director LTIP

Currently, the 2010 Plan is the Company’s only equity compensation plan with shares available for future grants. Upon approval of the Director LTIP, no further awards would be issued under the 2010 Plan to non-employee directors. The Director LTIP has a term of ten years. Under the Director LTIP, we have the ability to grant awards for up to a total of 600,000 shares. Shares issued under the Director LTIP may be authorized and unissued shares or treasury shares.

The following shares may not again be made available for issuance as awards: shares not issued as a result of the net settlement of an outstanding stock appreciation right or stock option; shares used to pay the exercise price or taxes related to an outstanding stock option or stock appreciation right; or shares repurchased on the open market with the proceeds of a stock option exercise price. The following will not be applied to the share limitations above: dividends or dividend equivalents paid in cash in connection with outstanding awards; any shares subject to an award under the Director LTIP which are not used because the award is forfeited, cancelled, terminated, expires or lapses for any reason; and shares and any awards that are granted through the settlement, assumption or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, spin-off, consolidation or acquisition of the employing company with or by us. If an award is settled in cash, the number of shares on which the award is based shall not count toward the above share limits.

Eligibility

All non-employee directors (currently eight persons) of the Company will be eligible to participate in the Director LTIP at the discretion of the Compensation Committee. The Compensation Committee has discretionary authority to grant awards under the Director LTIP. [No awards have been approved by the Compensation Committee to be granted under the Director LTIP subject to shareholder approval at the Meeting.]

General Terms

Each award will be evidenced by an agreement, certificate or other instrument or document setting forth the terms and conditions of the award, which will include a term of not greater than ten years. All awards are non-transferable unless the Compensation Committee permits the recipient to transfer an award.

Types of Awards

General. The Compensation Committee has the discretion to award stock options, stock appreciation rights, restricted stock, performance shares, restricted stock units and other stock-based and cash-based awards.

Stock Options. Stock options will be non-qualified stock options. The purchase price of the option will be set forth in the award but may not be less than 100% of the fair market value of a share on the grant date. “Fair market value,” as defined, generally means the closing sales price of a share of Common Stock. The purchase price will be payable in full at the time of exercise, in cash or by certified or bank check. The purchase price may be paid, if the Compensation Committee so permits and upon such terms as the Compensation Committee shall approve, (a) through delivery or tender to the Company of shares held, either actually or by attestation, by the recipient, (b) through a net or cashless form of exercise or (c) through a combination of (a) and (b). Further, the Compensation Committee may, in its discretion, approve other methods or forms of payment of the purchase price and establish rules and procedures therefor. Unless otherwise provided in the award, the purchase price of the shares pursuant to an option that is paid by delivery (or attestation) of other shares acquired, directly or indirectly from the Company, shall be paid only by shares that have been held for more than six months (or a longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Recipients holding options shall have no dividend rights with respect to shares subject to such options. Each option vests in whole or in part on terms provided in the award. An option that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of one year from the grant date beginning on the first anniversary of the grant date. An option that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. Vesting of an option may be accelerated on events as provided in the award. No option may be exercised for a fraction of a share.

Stock Appreciation Rights. Stock appreciation rights entitle the recipient, subject to the terms and conditions of the award, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which will not be less than 100% of the fair market value of the shares on the grant date. Each stock appreciation right may be exercisable in whole or in part according to the terms and conditions set forth in the award. Except as otherwise provided in the award, upon exercise of a stock appreciation right, the recipient will receive cash, shares or a combination of cash and shares (as determined by the Compensation Committee if not otherwise specified in the award) as promptly as practicable after exercise. The award may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right. Recipients holding stock appreciation rights shall have no dividend rights with respect to shares subject to such stock appreciation rights. Each stock appreciation right vests in whole or in part on the terms set forth in the award. Stock appreciation rights that vest solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the grant date. Stock appreciation rights that vest based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. Vesting of a stock appreciation right may be accelerated on events as provided in the award. No stock appreciation right may be exercised for a fraction of a share.

Performance Shares. Performance shares will entitle the recipient to future payments based upon the achievement of performance targets (as described below) established in writing by the Compensation Committee. The award may establish that a portion of the maximum amount of an award will be paid for performance that exceeds the minimum target but falls below the maximum target and will provide for the timing of payment. The award may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance shares awarded to a recipient upon such terms and conditions as shall be set forth in the award, upon the occurrence of certain events, which may include a fundamental change, the recipient’s death or disability, a change in accounting practices of the Company or its affiliates, a reclassification, stock dividend, stock split or stock combination or other event as provided in the Director LTIP. Performance shares shall vest no more rapidly than immediate vesting on the first anniversary of the grant date. Recipients holding performance shares shall have no voting or dividend rights with respect to such performance shares other than as the Compensation Committee may provide.

A “fundamental change” generally means a dissolution or liquidation of the Company, a sale of substantially all of the Company’s assets (in one or a series of transactions), a merger or consolidation of the Company, regardless of whether the Company is the surviving entity, or a statutory share exchange.

Restricted Stock and Restricted Stock Units. Restricted stock may be granted in the form of shares registered in the name of the recipient but held by the Company until the restrictions have lapsed. Restricted stock units are units representing a value equal to the same number of shares. Restricted stock and restricted stock units may be subject to conditions and restrictions as the Compensation Committee may establish in the award, which may include continuous service requirements, a requirement that a recipient pay a purchase price for the award, the achievement of performance goals and lapse of applicable securities law restrictions. Subject to the restrictions set forth in an award, during any period in which restricted stock or restricted stock units are restricted and subject to forfeiture, (i) recipients holding restricted stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are restricted and (ii) recipients holding restricted stock units shall have no dividend rights with respect to shares subject to such restricted stock units other than as the Compensation Committee may provide in an award and no voting rights with respect to such awards. Any dividends or dividend equivalents may be paid currently or may be credited to a recipient’s account and may be subject to such restrictions and conditions as the Compensation Committee may establish. If the Compensation Committee determines that restricted stock shall be held by the Company or in escrow rather than delivered to the recipient pending the release of the applicable restrictions, the Compensation Committee may require the recipient to execute and deliver to the Company an escrow agreement satisfactory to the Compensation Committee and a blank stock power with respect to the restricted stock covered by such agreement. Restricted stock is subject to the following restrictions until the expiration of the period of restriction and to other terms and conditions in the award: (i) if an escrow arrangement is used, the recipient shall not be entitled to delivery of a stock certificate representing the shares; (ii) the shares shall be subject to the restrictions on transferability set forth in the award; (iii) the shares shall be subject to forfeiture for the period and satisfaction of performance goals during the period as provided in an award; and (iv) to the extent shares are forfeited, any stock certificates shall be returned to the Company, and all rights of the recipient to the shares shall terminate. Restricted stock units shall be subject to (i) forfeiture until expiration of the period of restriction and the satisfaction of any performance goals as provided in an award, and to the extent restricted stock units are forfeited, all rights of the recipient to restricted stock units shall terminate and (ii) other terms as may be set forth in an award. The Compensation Committee has the authority to remove any or all of the restrictions on restricted stock and restricted stock units whenever it may determine that, by reason of changes in law or circumstances after the date of grant, such action is appropriate. An award of restricted stock that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of one year from the grant date beginning on the first anniversary of the grant date. In the case of a restricted stock award that vests based on performance standards, such award shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. An award of restricted stock units shall not vest more rapidly than immediate vesting on the first anniversary of the grant date. The vesting of such awards may be accelerated upon certain events provided in the award.

Other Awards. The Compensation Committee may also grant other stock-based and cash-based awards in its sole discretion, including, without limitation, those awards pursuant to which a cash bonus award may be made or pursuant to which shares may be acquired in the future, such as awards denominated in stock, stock units, securities convertible into stock and phantom securities. The Compensation Committee may, in its sole discretion, direct the Company to issue shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the award to which the shares relate. In addition, the Compensation Committee may, in its sole discretion, grant other awards subject to performance criteria.

Performance-Based Awards. Awards may be made subject to achievement of performance goals established by the Compensation Committee relating to one or more business criteria as determined in the sole discretion of the Compensation Committee. The award may permit an acceleration of the performance period and an adjustment of performance targets and payments with respect to some or all of the performance-based awards upon the occurrence of certain events, which may include a fundamental change, death, disability, a change in accounting practices of the Company or its affiliates, a reclassification, stock dividend, stock split or stock combination or other event as provided under the Director LTIP.

Termination of Continuous Service

Each award shall set forth the extent to which the recipient shall have the right to exercise or retain an award following termination of the recipient’s service with the Company, including on death, disability or other termination of continuous service. The provisions shall be determined by the Compensation Committee, need not be uniform among awards and may reflect distinctions based on the reasons for termination.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates (other than on death or disability), the recipient may exercise a stock option to the extent that the recipient was entitled to exercise the option as of the date of termination, but only within the period of time ending on the earlier of (i) three months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option. If the termination of continuous service is by the Company for cause as defined in the Director LTIP, all outstanding options, whether or not vested, shall immediately terminate.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates as a result of disability, the recipient may exercise a stock option to the extent that the recipient was entitled to exercise the option as of the date of termination, but only within the period of time ending on the earlier of (i) 12 months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option.

Unless otherwise provided in an award, in the event a recipient’s continuous service terminates as a result of death, a stock option may be exercised to the extent that the recipient was entitled to exercise the option as of the date of death, by the recipient’s estate, by a person who acquired the right by bequest or inheritance or by a person designated to exercise the option, but only within the period of time ending on the earlier of (i) 12 months following the termination of the recipient’s continuous service or (ii) the expiration of the term of the option.

If the recipient or estate does not exercise a stock option within the time specified in the award, the option shall terminate.

“Continuous service” means that the participant’s service with the Company is not interrupted or terminated. If an award is subject to Section 409A of the Code, the foregoing shall apply to the extent consistent with Section 409A of the Code. The Compensation Committee or its delegate may determine whether continuous service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Disability” means, except as otherwise provided in an award, that the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Whether an individual has a disability shall be determined under procedures established by the Compensation Committee.

Change in Control

Unless otherwise provided in an award, in the event of a participant’s termination of continuous service without cause (as defined in the Director LTIP) during the twelve-month period following a change in control, each option and stock appreciation right shall become immediately exercisable with respect to all of the shares subject to such option or stock appreciation right, the period of restrictions shall expire and the award shall vest immediately with respect to all of the shares of restricted stock, restricted stock units and any other award, and all performance goals or other vesting criteria will be deemed achieved at one hundred percent target levels and all other terms and conditions will be deemed met as of the date of the participant’s termination of continuous service. In addition, an award may be treated, to the extent determined by the Compensation Committee to be appropriate and permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Compensation Committee in its sole discretion: (i) upon at least ten days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock or any combination thereof, the value of such awards based on the price per share received or to be received by other shareholders of the Company; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the terms of any affected awards previously granted under the Director LTIP, as determined by the Compensation Committee in its discretion. In the case of any option or stock appreciation right with an exercise price that equals or exceeds the price paid for a share in connection with the change in control, the Compensation Committee may cancel the option or stock appreciation right without the payment of consideration therefor. Except as otherwise provided in an award, a change in control (as defined in the Director LTIP), generally includes:

(vi)	any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any affiliates thereof;

(vii)	the commencement of the liquidation or dissolution of the Company that occurs following the approval by the holders of capital stock of the Company of any plan or proposal for such liquidation or dissolution of the Company;

(viii)	any person or Group shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of shares representing more than 50% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (“Voting Stock”) of the Company and such person or Group actually has the power to vote such shares in any such election;

(ix)	the replacement of a majority of the Board over a two-year period from the directors who constituted the Board at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board then still in office who were members of such Board at the beginning of such period; or

(x)	a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction.

An event described above will be a change in control only if it is also a change in control event under Section 409A of the Code, to the extent necessary to avoid adverse tax consequences under Section 409A of the Code.

Miscellaneous Provisions

No participant shall be granted (i) options to purchase shares and stock appreciation rights with respect to more than 50,000 shares in the aggregate, (ii) any other awards with respect to more than 50,000 shares in the aggregate (or, in the event such award denominated or expressed in terms of number of shares is paid in cash, the equivalent cash value) or (iii) any cash bonus award not denominated or expressed in terms of number of shares or units with a value that exceeds $300,000 in the aggregate, in each case, in any fiscal year of the Company under the Director LTIP.

Appropriate adjustments will automatically be made to give effect to adjustments in the number or type of shares outstanding caused by certain fundamental changes, including with respect to the following: the aggregate number and type of securities that may be issued, represented and available for awards; the limitations on the number and type of securities that may be issued to an individual participant; the number and type of securities and amount of cash subject to awards then outstanding; the option purchase price as to any outstanding options; the purchase price as to any outstanding stock appreciation rights; outstanding performance shares and performance-based awards and payments with respect to such awards; and comparable adjustments, if applicable, to any outstanding other award.

The Compensation Committee shall have the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest, notwithstanding the provisions in an award stating the time at which it may first be exercised or the time during which it will vest. The Director LTIP will be unfunded and will not require the segregation of any assets.

The Compensation Committee may specify in an award that the recipient’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to vesting conditions. Such events may include breach of non-competition, non-solicitation, confidentiality or other restrictive covenants in the award or otherwise applicable to the recipient, a termination of continuous service for cause or other conduct by the recipient detrimental to the business or reputation of the Company or its affiliates. Any award will be subject to such deductions and clawback as may be required to be made pursuant to any applicable law, government regulation or stock exchange listing requirement, or any policy adopted by the Company.

The 2010 Plan shall remain in effect, but grants of awards thereunder with respect to non-employee directors shall not be made after the effective date of the Director LTIP. All grants and awards previously made under the 2010 Plan shall be governed by the terms of such plan.

Amendment, Modification and Termination

Subject to the terms of the Director LTIP, the Board may at any time amend, modify or suspend the Director LTIP, and the Compensation Committee may at any time alter or amend any or all awards under the Director LTIP to the extent permitted by law. Any alterations or amendments may be made unilaterally by the Compensation Committee, subject to the provisions of the Director LTIP, unless such amendments are deemed by the Compensation Committee to be materially adverse to the participants and are not required as a matter of law. Amendments are subject to approval of the shareholders of the Company only as required by law, or if the amendment increases the total number of shares available under the Director LTIP, except as adjusted for specified changes in capitalization. No termination, suspension or modification of the Director LTIP may materially and adversely affect any right acquired by any recipient under an award granted before the date of termination, suspension or modification, unless otherwise provided in an award or other document or notification or required as a matter of law. Any adjustment for changes in capitalization are conclusively presumed not to adversely affect any right of a recipient or other person under an award. The Board may amend the Director LTIP in any respect the Board deems necessary or advisable to provide the maximum benefits under the provisions of Section 409A of the Code or to bring the Director LTIP or awards into compliance therewith.

Taxes

A recipient participant shall be solely responsible for any applicable taxes and penalties, and any interest that accrues thereon, that he or she incurs in connection with the receipt, vesting, or exercise of an award. As a condition to the delivery of any shares, cash or other securities or property pursuant to an award or the lifting or lapse of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an award, the Company may deduct or withhold from any payment or distribution whether or not pursuant to the Director LTIP, the Compensation Committee will be entitled to require that the participant remit cash to the Company, or the Company may enter into any other suitable arrangements to withhold. No shares shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

Certain U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Director LTIP. This summary is based upon the provisions of the Code, and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases, the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the Director LTIP. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local and foreign taxes and any federal gift, estate and inheritance taxes.

Non-Qualified Stock Options. If the recipient receives a non-qualified stock option, the recipient will not recognize income at the time of the grant of the stock option; however, the recipient will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the exercise price. The Company will be entitled to a deduction in the same amount.

When the recipient sells these shares, any difference between the sales price and the basis (i.e., the exercise price plus the ordinary income recognized by the recipient) will be treated as a capital gain or loss.

Restricted Stock. Unless a timely Section 83(b) election is made as described in the following paragraph, a recipient generally will not recognize taxable income upon the grant of restricted stock because the restricted stock generally will be nontransferable and subject to a substantial risk of forfeiture. A recipient will recognize ordinary income when the restrictions that impose a substantial risk of forfeiture of the shares of Common Stock or the transfer restrictions lapse. The amount recognized will be equal to the difference between the fair market value of the shares at this time and the original purchase price paid for the shares, if any. If a timely Section 83(b) election has not been made, any dividends received with respect to Common Stock subject to such restrictions will be treated as additional compensation income and not as dividend income.

A recipient may elect, pursuant to Section 83(b) of the Code, to recognize as ordinary income the fair market value of the restricted stock upon grant, notwithstanding that the restricted stock would otherwise not be includable in gross income at that time. If the election is made within 30 days of the date of grant, then the recipient would include in gross income an amount equal to the difference between the fair market value of the restricted stock on the date of grant and the purchase price paid for the restricted stock, if any. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the recipient. If the Section 83(b) election is made, the recipient’s capital gains holding period begins on the date of grant.

The Section 83(b) election is irrevocable. If a Section 83(b) election is made and the recipient then forfeits the restricted stock, the recipient may not deduct as a loss the amount previously included in gross income.

A recipient’s tax basis in shares of restricted stock received pursuant to the Director LTIP will be equal to the sum of the amount (if any) the recipient paid for the Common Stock and the amount of ordinary income recognized by the recipient as a result of making a Section 83(b) election or upon the lapse of the restrictions. Unless a Section 83(b) election is made, the recipient’s holding period for the shares for purposes of determining gain or loss on a subsequent sale will begin on the date the restrictions lapse.

In general, the Company will be entitled to a deduction at the same time and in an amount equal to the ordinary income recognized by a recipient with respect to shares of restricted stock awarded pursuant to the Director LTIP.

If, subsequent to the lapse of the restrictions on the shares, the recipient sells the shares, the difference, if any, between the amount realized from the sale and the tax basis of the shares to the recipient will be taxed as a capital gain or capital loss.

Stock Appreciation Rights / Performance Shares / Restricted Stock Units. A recipient generally will not recognize taxable income upon the grant of stock appreciation rights, performance shares or restricted stock units. Instead, a recipient will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the stock appreciation right, performance share or restricted stock unit award.

Upon selling any Common Stock received by a recipient in payment of an amount due under a stock appreciation right, performance share or restricted stock unit award, the recipient generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the recipient’s tax basis in the Common Stock (i.e., the ordinary income recognized by the recipient).

Other Stock-Based and Cash-Based Awards. The tax consequences associated with any other stock-based or cash-based award granted under the Director LTIP will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award, any applicable holding period and the recipient’s tax basis.

Section 409A of the Code. Pursuant to Section 409A of the Code, significant restrictions have been imposed on the ability to defer the taxation of compensation, including, without limitation, the deferral of income pursuant to some of the arrangements described herein (e.g., performance shares). Violation of Section 409A of the Code triggers immediate inclusion in income and application of income and additional taxes.

Section 280G of the Code and Section 4999 of the Code. Under Section 280G of the Code and Section 4999 of the Code, the Company is prohibited from deducting any “excess parachute payment” to an individual, and the individual must pay a 20% excise tax on any “excess parachute payment.” An individual’s “parachute payments” which exceed his or her average annual compensation will generally be treated as “excess parachute payments” if the present value of such payments equals or exceeds three times the individual’s average annual compensation. A payment generally may be considered a “parachute payment” if it is contingent on a change in control of the Company.

Non-United States Taxpayers. If the recipient is subject to the tax laws of any country other than the United States, the recipient should consult his or her own tax and legal advisors to determine the tax and legal consequences of any award received under the Director LTIP.

New Plan Benefits

All future grants under the Director LTIP are within the discretion of the Compensation Committee. In early 2014, however, the Board approved a modification to the non-employee director compensation program. Pursuant to this modification, the equity-based portion of the non-employee director compensation program will provide for an annual equity compensation grants as follows:

•	Outside directors are awarded RSUs for shares of our common stock on an annual basis (as of the date of the annual stockholder meeting each year). The RSUs vest 100% on the first anniversary of the grant date, RSUs will be awarded in an amount such that the number of underlying shares of SunEdison common stock has a total value of $185,000 on the date the award is granted (rounded to the nearest 100 shares). For newly elected or appointed outside directors that become directors on a date other than the date of the annual stockholder meeting, such directors would receive RSUs for a pro rata portion of the $185,000 total value.

Accordingly, if the 2014 Director LTIP is approved by stockholders, we anticipate that the foregoing grant of RSUs will be made to non-employee directors in 2014 for so long as this program is in place. Because the number of shares underlying the RSUs depends on the market value of SunEdison common stock on the date of grant, the exact number cannot be known.

The affirmative vote of a majority of the votes cast, in person or by proxy, on the proposal at the Annual Meeting is required for approval of this proposal. Broker non-votes will not be considered votes cast on the proposal and will not have a positive or negative effect on the outcome of the voting. Under applicable NYSE rules, abstentions will be deemed votes cast and will have the same effect as votes against the proposal.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote FOR the approval of SunEdison, Inc. 2014 Director Incentive Plan.

ITEM NO. 9 – APPROVAL OF AMENDMENT TO OUR

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO ALLOW STOCKHOLDERS TO CALL SPECIAL MEETINGS

Background

The Board of Directors recommends that our stockholders approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate”) that would permit holders of record of at least 30% of the voting power of our outstanding common stock to request that a special meeting of stockholders be called. The Certificate currently provides that a special meeting of stockholders may be called by a majority of the members of the Board of Directors, the Chairman of the Board or a majority of the holders of our common stock.

This proposal responds to the vote of our stockholders at the 2013 annual meeting in favor of a stockholder proposal requesting the holders of 10% of our outstanding common stock be permitted to call a special meeting of stockholders. We engaged in stockholder outreach at the time of the 2013 annual meeting to learn about our stockholders’ desires and concerns in respect of this issue. Most of the stockholders with whom we engaged believe that less than a majority of our stockholders should have some ability to call a special meeting, but that safeguards should be put in place so that it cannot be utilized by a small minority of stockholders seeking to advance a short-term agenda not necessarily in the best interests of all stockholders. Again in early 2014, we further engaged with some of our larger institutional stockholders whether an ownership threshold of 10%, 25%, 30% or 35% to call a special meeting would be most appropriate in light of our Company’s corporate governance profile, structure and business operations. What we learned as a result of that stockholder outreach was a preference for a 30% ownership threshold accompanied by other limitations where the same or a similar matter had recently been voted on or could be voted on at the next annual meeting.

Accordingly, the Board of Directors has approved an amendment to the Certificate and amendments to our Amended and Restated By-Laws (“By-Laws”), subject to the approval of our stockholders of this proposal, which would provide for the Corporate Secretary of SunEdison to call a special meeting of stockholders upon the written request of stockholders of record having, as of the date of the special meeting request, at least 30% of the common stock of the Company, provided that such special meeting request complies and is in accordance with the By-Laws.

The Board of Directors believes that calling a special meeting of stockholders is not a matter to be taken lightly. The Board believes that a special meeting should only be held to cover special or extraordinary events when fiduciary, strategic, significant transaction or similar considerations dictate that the matter be addressed on an expedited basis, rather than waiting until the next annual meeting. Organizing and preparing for a special meeting involves significant management commitment of time and focus, and imposes substantial legal, administrative and distribution costs on the Company. The Board believes that establishing an ownership threshold of at least 30% of the common stock in order for stockholders to request a special meeting strikes an appropriate balance between enhancing the ability of stockholders to call a special meeting and the cost and disruption associated with having a special meeting.

The Board has also adopted corresponding amendments to the Company’s By-Laws, which amendments shall become effective only upon the approval by stockholders of this proposal to amend the Certificate. The amendment to the By-Laws contains procedural and informational requirements for stockholders to call a special meeting and modifies the advance notice requirements for stockholder nominations of directors and proposal of other business, as applicable, at an annual or special meeting of stockholders (whether called by stockholders or otherwise).

Terms of the Proposed Amendments

The procedural and informational requirements for stockholders to call a special meeting pursuant to the proposal include:

•	A special meeting requested by stockholders shall not be held if the business specified in the special meeting request is not a proper subject for stockholder action under applicable law;

•	No business may be conducted at the special meeting except as set forth in the Company’s notice of meeting;

•	No special meeting may be called by stockholders during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;

•	No special meeting may be called by stockholders if an annual or special meeting of stockholders that included an identical or substantially similar item of business (“similar business”) was held not more than 120 days before the special meeting request was received by the Secretary;

•	No special meeting may be called by stockholders if the Board of Directors or the Chairman of the Board has called or calls for an annual or special meeting to be held within 90 days after a stockholder special meeting request is received by the Secretary if the Board determines that the business to be conducted at such annual or special meeting will address the similar business;

•	Any reduction in the record ownership of the requesting stockholders below the 30% threshold following the delivery of the special meeting request shall constitute a revocation of such special meeting request with respect to such shares; and

•

In determining whether the 30% ownership threshold has been satisfied where multiple requests are submitted, only requests dated and delivered to the Secretary within 60 days of the earliest dated special meeting request and identifying the same purpose or purposes of the special meeting and the same matters proposed to be acted on at the meeting will be considered together.

The modifications to the advance notice requirements for shareholder nominations of directors and the proposal of other business, as applicable, at an annual or special meeting of stockholders (whether called by stockholders or otherwise) include that the requesting stockholder’s notice must include information as to the business proposed to be conducted, and/or as to each nominee (as applicable), as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made and a description of any agreement, arrangement or understanding (including without limitation any swap or other derivative or short position, profits interest, hedging transaction ,borrowed or loaned shares, any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, or other instrument), the intent or effect of which may be (x) to transfer any of the economic consequences of ownership of any security of the Company, (y) to increase or decrease the voting power with respect to shares of any class or series of capital stock of the Company and/or (z) to provide the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, or to mitigate any loss resulting from, the value (or any increase or decrease in the value of any security of the Company), as well as require periodic updating and supplementing of the information required to be provided so such information shall be true and correct as of the record date for the meeting and date that is 15 days prior to the meeting or any adjournment or postponement thereof. In the case of a special meeting called by the Company for the purpose of electing directors, stockholder notice must be given not earlier than 120 days prior to such special meeting and not later than 90 days prior to such special meeting or 10 days following the date on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

Anti-takeover Effects

We do not believe that the proposal to provide stockholders with this right to call a special meeting may be construed as having an anti-takeover effect. In addition, this proposal is not part of any plan by the Company to recommend a series of anti-takeover amendments to the Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Certificate of Amendment

If the stockholders approve the proposal, the Company will cause a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State. Upon the effectiveness of the proposed amendment, Section 3(f) of Article Fifth would be revised to read substantially as follows:

(f) Special Meeting. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by a majority of the members of the Board of Directors or the Chairman of the Board of Directors. In addition, a special meeting of stockholders shall be called by the Secretary of the Corporation upon written request to the Secretary by the record holder or holders of at least 30% of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”), who have complied in full with each of the requirements for stockholders to call a special meeting of stockholders set forth in the by-laws of the Corporation (such request, a “Stockholder Meeting Request”); provided, however, that a special meeting of stockholders requested by the Requisite

Percentage of stockholders shall not be called or held if (i) the business specified in the Special Meeting Request is not a proper subject for stockholder action under applicable law, (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary receives the Stockholder Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual meeting) the business specified in the Stockholder Meeting Request, (iii) the Stockholder Meeting Request is received by the Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, (iv) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to receipt by the Secretary of the Stockholder Meeting Request (and, for purposes of this clause (iv), the nomination, election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the nomination, election or removal of directors, the changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships), (v) the Stockholder Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law, or (vi) the stockholder or stockholders submitting the Special Meeting Request cease at any time to be the record holders of the Requisite Percentage of common stock. At any special meeting, the business transacted shall be limited to the purpose(s) stated in the Stockholder Meeting Request; provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders and to cause other business to be transacted.

In addition, upon the effectiveness of the proposed amendment, Section 3(c) of Article Fifth would be revised to read substantially as follows:

Nomination of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3(c) of Article Fifth and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3(c) of Article Fifth and set forth in the by-laws of the Corporation.

By-Laws Amendments

The descriptions of the amendment to the By-Laws are qualified in their entirety by the complete text of the proposed amendment to the By-Laws set forth in Appendix C.

The affirmative vote of at least a majority of the outstanding shares of our common stock will be required for approval of the amendment.

Recommendation of the Board

The Board of Directors unanimously recommends that you vote FOR the proposal to adopt the amendment to our Amended and Restated Certificate of Incorporation to allow a special meeting of stockholders to be called by holders of 30% of the outstanding shares of common stock.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Stockholder proposals intended to be presented at our 2015 Annual Stockholders’ Meeting must be received by us by December 15, 2014 for inclusion in our proxy statement and proxy card for that meeting.

In order for a stockholder to bring other business before an annual stockholders’ meeting, we must receive timely notice in advance of the meeting. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual stockholders’ meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act. Upon receipt of any such proposal, we will determine whether such proposal will come before the stockholders at the annual meeting. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.

In order for a stockholder to nominate a candidate for director for election at an annual stockholders’ meeting, under our Amended and Restated Certificate of Incorporation and Restated By-Laws, we must receive timely notice of the nomination in advance of the meeting. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual stockholders’ meeting. The stockholder filing a notice of nomination must include information about the nominee, such as name, address, occupation and shares held.

In each case, the notice must be given to Martin H. Truong, SunEdison’s Corporate Secretary, whose address is 501 Pearl Drive (City of O’Fallon), P.O. Box 8, St. Peters, Missouri 63376. Any stockholder desiring a copy of our Amended and Restated Certificate of Incorporation or Restated By-Laws will be furnished a copy without charge upon written request to our Corporate Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for consideration at the 2014 Annual Stockholders’ Meeting by the Board of Directors or by stockholders. If any other matter shall properly come before the meeting, the persons named in the accompanying proxy card intend to vote on such matters in accordance with their judgment.

HOUSEHOLDING OF PROXIES

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy materials, including the Notice, with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household Annual Reports and proxy materials, including the Notice, by delivering a single document set to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our Notice, Annual Report or proxy statement, by sending a written request to SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), P.O. Box 8, St. Peters, Missouri 63376, Attn: Investor Relations, or by telephoning 636-474-5000.

If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), P.O. Box 8, St. Peters, Missouri 63376, Attn: Investor Relations, or by telephoning 636-474-5000.

If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s Notice, Annual Report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), P.O. Box 8, St. Peters, Missouri 63376, Attn: Investor Relations, or by telephoning 636-474-5000.

April 14, 2014

Appendix A

SUNEDISON INC.

2014 LONG-TERM INCENTIVE PLAN

1.Establishment and Purpose. SunEdison Inc. hereby establishes, effective                     , 2014, an incentive compensation plan known as the “SunEdison Inc. 2014 Long-Term Incentive Plan.” The purposes of the Plan are to (a) enable the Company and its Affiliates to attract and retain individuals who will contribute to the Company’s long range success; (b) motivate key personnel to produce a superior return to the shareholders of the Company and its Affiliates by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance; and (c) promote the success of the Company’s business.

2. Definitions. The capitalized terms used in this Plan have the meanings set forth below.

(a) “Affiliate” means any corporation that is a Subsidiary of the Company and, for purposes other than the grant of Incentive Stock Options, any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns an equity interest.

(b) “Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an Award which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Agreement shall be subject to the terms and conditions of the Plan.

(c) “Award” means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or any Other Award, whether singly, in combination or in tandem.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall mean, except as otherwise provided in an Agreement (i) the failure of the Participant to make a good faith effort to substantially perform his or her duties (other than any such failure due to the Participant’s Disability) or Participant’s insubordination with respect to a specific directive of the Participant’s supervisor or officer to which the Participant reports directly or indirectly; (ii) Participant’s dishonesty, gross negligence in the performance of his or her duties hereunder or engaging in willful misconduct, which in the case of any such gross negligence, has caused or is reasonably expected to result in direct or indirect material injury to the Company or any of its Affiliates; (iii) breach by Participant of any material provision of any written agreement with the Company or any of its Affiliates or material violation of any Company policy applicable to Participant; or (iv) Participant’s commission of a crime that constitutes a felony or other crime of moral turpitude or fraud. If, subsequent to Participant’s termination of employment hereunder for other than Cause, it is determined in good faith by the Company that Participant’s employment could have been terminated for Cause hereunder, Participant’s employment shall, at the election of the Company, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(f) “Change in Control” shall mean, except as otherwise provided in an Agreement, any of the following:

(i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any affiliates thereof;

(ii) the commencement of the liquidation or dissolution of the Company that occurs following the approval by the holders of capital stock of the Company of any plan or proposal for such liquidation or dissolution of the Company;

(iii) any Person or Group shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of shares representing more than 50% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (the “Voting Stock”) of the Company and such Person or Group actually has the power to vote such shares in any such election;

(iv) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period; or

(v) a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction.

Notwithstanding anything herein to the contrary, an event described above shall be considered a Change in Control hereunder only if it also constitutes a “change in control event” under Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder with respect to any Award subject to Section 409A of the Code.

(g) “Change in Control Date” shall mean the date on which the event giving rise to the Change in Control occurs, provided, in the case of a Change in Control defined in clause (ii) of the definition thereof, such date shall be the date on which the Company shall commence such liquidation or dissolution.

(h) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(i) “Committee” means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, “Committee” shall mean the Compensation Committee of the Board.

(j) “Company” means SunEdison Inc., or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or consultant is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absences.

(l) “Director” means a member of the Board.

(m) “Disability” means, except as otherwise provided in an Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e) (3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates, provided that the definition of disability applied under such disability plan meets the requirements of a Disability in the first sentence hereof.

(n) “Eligible Employee” means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, “Eligible Employee” shall also include any consultant to the Company or an Affiliate. References in this Plan to “employment” and related terms (except for references to “employee” in this definition of “Eligible Employee” or in Section 7(a)(i)) shall include the providing of services as a consultant or advisor.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended; “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor regulation.

(p) “Fair Market Value” as of any date means, unless otherwise expressly provided in this Plan:

(i) the closing sales price of a Share on the Nasdaq Global Select Market, or if Shares are not quoted on the Nasdaq Global Select Market, on the New York Stock Exchange (“NYSE”) or any similar system then in use, or

(ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, taking into account the requirements of Section 409A of the Code, which determination shall be conclusive and binding on all persons.

In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 13(f) hereof.

(q) “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company (in one or a series of transactions), a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(r) “Good Reason” means, except as otherwise provided in an Agreement, the occurrence of one or more of the following, which circumstances are not remedied by the Company within thirty (30) days after its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days after the Participant’s knowledge of the applicable circumstances): (i) a material diminution in a Participant’s duties and responsibilities other than a change in such Participant’s duties and responsibilities that results from becoming part of a larger organization following a Change in Control, (ii) a decrease in a Participant’s base salary, bonus opportunity or benefits other than a decrease in benefits that applies generally to all employees of the Employer or its Subsidiaries otherwise eligible to participate in the affected plan, or (iii) a relocation of a Participant’s primary work location more than 50 miles from the work location immediately prior to the Change in Control, in each case, without written consent; provided that in each case, the Participant must actually terminate his or her employment within thirty (30) days following the Company’s thirty (30)-day cure period specified herein.

(s) “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

(t) ““Non-Employee Director” means a member of the Board who is a “non-employee director” within the meaning of Rule 16b-3.

(u) “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(v) “Option” means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock), including both Non-Qualified Stock Options and Incentive Stock Options.

(w) “Other Award” means a cash-based Award, an Award of Stock, or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Performance Shares.

(x) “Outside Director” means a member of the Board who is an “outside director” within the meaning of Section 162(m) of the Code.

(y) “Parent” means a “parent corporation,” as that term is defined in Section 424(e) of the Code, or any successor provision.

(z) “Participant” means an Eligible Employee to whom an Award is granted pursuant to the Plan or, if applicable, such other person who validly holds an outstanding Award.

(aa) “Performance Criteria” means performance goals relating to certain criteria as further described in Section 12 hereof.

(bb) “Performance Period” means one or more periods of time in duration, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining which Awards, if any, are to vest or be earned.

(cc) “Performance Shares” means a contingent award of a specified number of Shares or Units, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest or be earned depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(dd) “Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

(ee) “Plan” means this SunEdison Inc. 2014 Long-Term Incentive Plan, as amended and in effect from time to time.

(ff) “Restricted Stock” means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

(gg) “Restricted Stock Units” means Units of Stock granted under Section 10 hereof.

(hh) “Securities Act” means means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(ii) “Share” means a share of Stock.

(jj) “Stock” means the Company’s common stock, or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 13(f).

(kk) “Stock Appreciation Right” means a right pursuant to an Award granted under Section 8.

(ll) “Subsidiary” means a “subsidiary corporation,” as that term is defined in Section 424(f) of the Code, or any successor provision.

(mm) “Successor” with respect to a Participant means, except as otherwise provided in an Agreement, the legal representative of an incompetent Participant and, if the Participant is deceased, the beneficiary, if any, designated on forms prescribed by and filed with the Committee. If no designation of a beneficiary has been made, or if the Committee shall be in doubt as to the rights of any beneficiary, as determined in the Committee’s discretion, the Successor shall be the legal representative of the estate of the Participant or the person or persons who may, by bequest, inheritance, will, or the laws of descent and distribution, or under the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant’s death.

(nn) “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock, Restricted Stock Units, or any other Award are in effect.

(oo) “Unit” means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Units of Stock, Stock Appreciation Rights, Performance Shares, and any other Award expressed in terms of Units of Stock until such time as the Award is paid, canceled, forfeited or terminated. No Shares shall be issued at the time of grant, and the Company will not be required to set aside a fund for the payment of any such Award.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. Administration.

(a) Authority of Committee. The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(c) hereof or, in the Board’s sole discretion or in the absence of the Committee, the Board shall administer this Plan. Subject to the terms of the Plan, the Committee’s charter and applicable laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(i) to construe and interpret the Plan and apply its provisions;

(ii) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) to delegate its authority to one or more officers of the Company with respect to Awards that do not involve “covered employees” (within the meaning of Section 162(m) of the Code) or “directors” or “officers” within the meaning of Section 16 of the Exchange Act, to the extent permitted by applicable law; provided that, in delegating such authority, the Committee shall specify the maximum number of Shares that may be awarded to any single employee and shall otherwise comply with applicable law;

(v) to determine when Awards are to be granted under the Plan and the applicable grant date;

(vi) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(vii) to determine the number of shares of Stock or the amount of cash to be made subject to each Award, subject to the limitations set forth in this Plan;

(viii) to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock option;

(ix) to prescribe the terms and conditions of each Award, including, without limitation, the Award type, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Agreement relating to such grant;

(x) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(xi) to designate an Award (including a cash bonus) as a performance compensation Award and to select the performance criteria that will be used to establish the performance goals;

(xii) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(xiii) to determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited, or suspended;

(xiv) to determine the duration and purpose of leaves and absences which may be granted to a Participant without constituting termination of employment for purposes of the Plan;

(xv) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(xvi) to interpret, administer, or reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(xvii) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee shall not have the right, without shareholder approval to (i) reduce or decrease the purchase price for an outstanding Option or Stock Appreciation Right, (ii) cancel an outstanding Option or Stock Appreciation Right for the purpose of replacing or re-granting such Option or Stock Appreciation Right with a purchase price that is less than the original purchase price, (iii) extend the expiration date of an Option or Stock Appreciation Right, or (iv) deliver stock, cash, or other consideration in exchange for the cancellation of an Option or Stock Appreciation Right, the purchase price of which exceeds the Fair Market Value of the Shares underlying such Option or Stock Appreciation Right.

(b) Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

(c) Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish, suspend or supersede the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however, caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(d) Board Authority. Any authority granted to the Committee may also be exercised by the Board or another committee of the Board duly appointed for such purpose, except to the extent that the grant or exercise of such authority would cause any Award intended to qualify for favorable treatment under Section 162(m) of the Code to cease to qualify for the favorable treatment under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. Without limiting the generality of the foregoing, to the extent the Board has delegated any authority under this Plan to another committee of the Board, such authority shall not be exercised by the Committee unless expressly permitted by the Board in connection with such delegation.

(e) Committee Composition. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

4. Shares Available; Maximum Payouts.

(a) Shares Available. Subject to adjustment in accordance with Section 13(f), a total of 16,024,579 Shares shall be available for the grant of Awards under the Plan. Such number of Shares shall be increased by (i) the number of Shares made available as a result of any awards that are forfeited, cancelled, terminated, or that expire or lapse for any reason, after the effective date of this Plan, under the SunEdison Inc. 2010 Equity Incentive Plan and (ii) the number of Shares subject to awards under the SunEdison Inc. 2010 Equity Incentive Plan that are exchanged for awards under the SunEdison Semiconductor 2014 Long-Term Incentive Plan. No more than 4,000,000 Shares may be granted as Incentive Stock Options. Shares issued under this Plan may be authorized and unissued shares or issued shares held as treasury shares. The following Shares may not again be made available for issuance as Awards: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Stock Option, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Stock Option or Stock Appreciation Right, or (iii) Shares repurchased on the open market with the proceeds of a Stock Option exercise price.

(b) Shares Not Applied to Limitations. The following will not be applied to the Share limitations of subsection 4(a) above: (i) dividends or dividend equivalents paid in cash in connection with outstanding Awards, (ii) any Shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason, and (iii) Shares and any Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted (subject to applicable repricing restrictions herein), or through obligations to grant future awards, as a result of a merger, spin-off, consolidation, or acquisition of the employing company with or by the Company. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the Share limitations of subsection 4(a).

(c) Award Limitations. No Participant shall be granted (i) Options to purchase Shares and Stock Appreciation Rights with respect to more than 4,000,000 Shares in the aggregate, (ii) any other Awards with respect to more than 4,000,000 Shares in the aggregate (or, in the event such Award denominated or expressed in terms of number of Shares or Units is paid in cash, the equivalent cash value thereof), or (iii) any cash bonus Award not denominated or expressed in terms of number of Shares or Units with a value that exceeds $5,000,000 in the aggregate, in each case, in any fiscal year of the Company under this Plan (such share limits being subject to adjustment under Section 13(f) hereof).

(d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

5. Eligibility. Awards may be granted under this Plan to any Eligible Employee at the discretion of the Committee.

6. General Terms of Awards.

(a) Awards. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock, Restricted Stock Units, or Other Awards.

(b) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the number of Shares of Restricted Stock, Stock, Restricted Stock Units, or Performance Shares, or the amount of cash, subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of the Participant’s death or Disability. Acceleration of the Performance Period and other performance-based Awards shall be subject to Section 9(b) or Section 12 hereof, as applicable.

(d) Transferability. Except as otherwise permitted by the Committee, during the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative) may exercise an Option or Stock Appreciation Right or receive payment with respect to any other Award. Except as otherwise permitted by the Committee, no Award of Restricted Stock (prior to the expiration of the restrictions), Restricted Stock Units, Options, Stock Appreciation Rights, Performance Shares or Other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death.

(e) Termination of Continuous Service Generally. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or retain an Award following termination of the Participant’s employment with the Company or its Affiliates, including, without limitation, upon death or a Disability, or other termination of Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among Award Agreements issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

(f) Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control Date, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Stock Appreciation Rights, and/or the period of restriction shall expire and the Award shall vest immediately with respect to 100% of the Shares of Restricted Stock, Restricted Stock Units, and any other Award, and/or all performance goals or other vesting criteria will be deemed achieved at 100% target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service. In addition, in the event of a Change in Control, an Award may be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

(g) Rights as Shareholder. A Participant shall have no right as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

(h) Performance Conditions. The Committee may require the satisfaction of certain performance goals as a condition to the grant, vesting or payment of any Award provided under the Plan.

7. Stock Options.

(a) Terms of All Options.

(i) Grants. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Eligible Employees who are not employees of the Company or an Affiliate. The provisions of separate Options need not be identical. In no event may Options known as reload options be granted hereunder. Participants holding Options shall have no dividend rights with respect to Shares subject to such Options. The Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

(ii) Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, in cash or by certified or bank check. The purchase price may be paid, if the Committee so permits and upon such terms as the Committee shall approve, through delivery or tender to the Company of Shares held, either actually or by attestation, by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option) or through a net or cashless form of exercise as permitted by the Committee, or, if the Committee so permits, a combination thereof. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor. Unless otherwise specifically provided in the Agreement, the purchase price of the Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(iii) Exercisability. Each Option shall vest and be exercisable in whole or in part on the terms provided in the Agreement. An Option that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Option grant date. An Option that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the Option grant date. Notwithstanding the foregoing, vesting of an Option may be accelerated upon the occurrence of certain events as provided in the Award Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Option may be exercised for a fraction of a Share.

(iv) Termination of Continuous Service. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the expiration of the Term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(v) Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the Term of the Option as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(vi) Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates as a result of the

Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the Term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified in the Award Agreement, the Option shall terminate.

(b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

(i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit such Option or Options shall be treated as Non-Qualified Stock Options;

(ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

(iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

(iv) notwithstanding any other provision of this Plan if, at the time an Incentive Stock Option is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, (A) the option price for such Incentive Stock Option shall be at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted.

8. Stock Appreciation Rights.

(a) Grant. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified purchase price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. Each Stock Appreciation Right shall be subject to such terms as provided in the applicable Agreement. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Shares or a combination of cash and Shares (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. Participants holding Stock Appreciation Rights shall have no dividend rights with respect to Shares subject to such Stock Appreciation Rights.

(b) Exercisability. Each Stock Appreciation Right shall vest and be exercisable in whole or in part on the terms provided in the Agreement. A Stock Appreciation Right that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Stock Appreciation Right grant date. A Stock Appreciation Right that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the Option grant date. Notwithstanding the foregoing, the vesting of a Stock Appreciation Right may be accelerated upon the occurrence of certain events as provided in the Award Agreement. In no event shall any Stock Appreciation Right be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. No Stock Appreciation Right may be exercised for a fraction of a Share.

9. Performance Shares.

(a) Initial Award. An Award of Performance Shares shall entitle a Participant to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in cash or Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets and other terms and conditions shall be determined by the Committee in its sole discretion. The Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall provide for the timing of such payment.

(b) Acceleration and Adjustment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation, a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, stock dividend, stock split or stock combination, or other event as provided in Section 13(f) hereof. Notwithstanding the foregoing, an Award subject to this Section 9 shall vest or be earned no more rapidly than immediate vesting on the first anniversary of the Award grant date.

(c) Voting; Dividends. Participants holding Performance Shares shall have no voting rights with respect to such Awards and shall have no dividend rights with respect to Shares subject to such Performances Shares other than as the Committee so provides, in its discretion, in an Award Agreement; provided, that, any such dividends shall be subject to such restrictions and conditions as the Committee may establish with respect to the

Performance Shares and shall be payable only at the same time as the underlying Performance Shares may become earned, vested, and payable.

10. Restricted Stock and Restricted Stock Unit Awards.

(a) Grant. A Restricted Stock Award is an Award of actual Shares, and a Restricted Stock Unit Award is an Award of Units having a value equal to the Fair Market Value of an identical number of Shares. All or any part of any Restricted Stock or Restricted Stock Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, Continuous Service requirements, a requirement that a Participant pay a purchase price for such Award, the achievement of specific performance goals, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Agreement, during any period during which an Award of Restricted Stock or Restricted Stock Units is restricted and subject to a substantial risk of forfeiture, (i) Participants holding Restricted Stock Awards may exercise full voting rights with respect to such Shares and shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so restricted and (ii) Participants holding Restricted Stock Units shall have no dividend rights with respect to Shares subject to such Restricted Stock Units other than as the Committee so provides, in its discretion, in an Award Agreement, and shall have no voting rights with respect to such Awards. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish. If the Committee determines that Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the period during which the Award is restricted, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture for such period and subject to satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement; and (D) to the extent such Shares are forfeited, the stock certificates, if any, shall be returned to the Company, and all rights of the Participant to such Shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the period during which the Award is restricted, and the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c) Restricted Period. An Award of Restricted Stock or Restricted Stock Units that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Award grant date. In the case of a Restricted Stock or Restricted Stock Units Award that vests based on performance standards, such Award shall not vest more rapidly than immediate vesting on the first anniversary of the Award grant date. Notwithstanding the foregoing, the vesting of a Restricted Stock or Restricted Stock Units Award may be accelerated upon the occurrence of certain events as provided in the Award Agreement. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

11. Other Awards. The Committee may from time to time grant Other Awards under this Plan, including without limitation those Awards pursuant to which a cash bonus award may be made or pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate. In addition, the Committee may, in its sole discretion, issue such Other Awards subject to the performance criteria under Section 12 hereof.

12. Performance-Based Awards.

(a) Application to Covered Employee. Notwithstanding any other provision of the Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee” within the meaning of Section 162(m)(3) of the Code, then the Committee may provide that this Section 12 is applicable to such Award. Notwithstanding the foregoing, the Committee may provide, in its discretion, that an Award granted to any other Participant is subject to this Section 12, to the extent the Committee deems appropriate, whether or not Section 162(m) of the Code is or would be applicable with respect to such Participant.

(b) Performance Goals. Awards under the Plan may be made subject to the achievement of Performance Criteria, which shall be performance goals established by the Committee relating to one or more business criteria pursuant to Section 162(m) of the Code. Performance Criteria may be applied to the Company, an Affiliate, a Parent, a Subsidiary, division, business unit, corporate group or individual or any combination thereof and may be measured in absolute levels or relative to another company or companies, a peer group, an index or indices or Company performance in a previous period. Performance may be measured over such period of time as determined by the Committee. Performance Criteria that may be used to establish performance goals are: stock price growth, relative stock price growth (including to an index or group of peers), foregone margin, non-GAAP revenue, non-GAAP operating profit, adjusted non-GAAP operating profit, megawatt solar energy systems sold, megawatt retained on balance sheet, megawatt under construction, megawatt constructed (completions), fully developed solar energy systems average selling price, megawatt generating revenue (operating projects), solar project pipeline, solar project backlog, retained value, capital expenditures, operating expenses, segment net sales, segment operating earnings, revenue or revenue growth, diversity, economic value added, index comparisons, earnings or net income (before or after taxes), operating margin, peer company comparisons, productivity, profit margin, return on revenue, return on, investment, return on capital, sales growth, return on assets, stock price, earnings per share, cash flow, free cash flow, working capital levels, working capital as a percentage of sales, days sales outstanding, months on hand, days payables outstanding, production levels or services levels, market share, costs, debt to equity ratio, net revenue or net revenue growth, gross revenue, base-business net sales, total segment profit, EBITDA, adjusted diluted earnings per share, earnings per share, gross profit, gross profit growth, adjusted gross profit, net profit margin, operating profit margin, adjusted operating profit, earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profit after tax), compound annual growth in earnings per share, pretax income, expenses, capitalization, liquidity, results of customer satisfaction surveys, quality, safety, cost management, process improvement, inventory, total or net operating asset turnover, operating income, total shareholder return, compound shareholder return, return on equity, return on invested capital, pretax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, marketing, operating or workplan goals. Performance will be evaluated by excluding the effect of any extraordinary, unusual or non-recurring items that occur during the applicable Performance Period. The performance goals for each Participant and the amount payable if those goals are met shall be established in writing for each specified period of performance by the Committee no later than 90 days after the commencement of the period of service to which the performance goals relate and while the outcome of whether or not those goals will be achieved is substantially uncertain. However, in no event will such goals be established after 25% of the period of service to which the goals relate has elapsed. The performance goals shall be objective. Such goals and the amount payable for each performance period if the goals are achieved shall be set forth in the applicable Agreement. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) Performance Criteria have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a performance-based Award. No amounts shall be payable to any Participant for any Performance Period unless and until the Committee certifies that the Performance Criteria and any other material terms were in fact satisfied.

(c) Adjustment of Payment. With respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the performance-based Award(s) awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, stock dividend, stock split or stock combination, or other event as provided in Section 13(f) hereof; provided, however, that any such acceleration or adjustment shall be made only to the extent and in a manner consistent with Section 162(m) of the Code.

(d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

13. General Provisions.

(a) Effective Date of this Plan. This Plan shall become effective as of                     , 2014, provided that the Plan has been approved by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

(b) Duration of this Plan; Date of Grant. This Plan shall remain in effect for a term of ten years following the date on which it is effective (i.e., until                     , 2024) or until all Shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions, whichever occurs first, unless this Plan is sooner terminated pursuant to Section 13(e) hereof. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, or such later effective date as determined by the Committee, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to Eligible Employees or to persons who are about to become Eligible Employees, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that if the Award is granted to a non-Eligible Employee who is about to become an Eligible Employee, such specified contingencies shall include, without limitation, that such person becomes an Eligible Employee.

(c) Right to Terminate Service. Nothing in this Plan or in any Agreement shall confer upon any Participant the right to continue in the employment or other service of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment or other service of the Participant with or without cause.

(d) Tax Withholding. The Company shall withhold from any payment of cash or Stock to a Participant or other person an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the Committee may, in the applicable Agreement or otherwise, permit a person to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the person’s full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the numbers of Shares delivered to such person or a delivery or tender to the Company of Shares held by such person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws. Notwithstanding the foregoing, no Shares shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

(e) Amendment, Modification and Termination of this Plan. Except as provided in this Section 13(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 13(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law, in which event, the term “Agreement” shall mean the Agreement as so amended. Any such alterations or amendments may be made unilaterally by the Committee, subject to the provisions of this Section 13(e), unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law. Amendments are subject to approval of the shareholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available under this Plan, except as provided in Section 13(f). No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Sections 9(b), 12(c) or 13(f) hereof does not adversely affect any right of a Participant or other person under an Award. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Stock Options or to the provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

(f) Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities that may be issued, represented, and available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Stock Appreciation Rights, and, subject to Sections 9(b) and 12(c) hereof, in outstanding Performance Shares and performance-based Awards and payments with respect to outstanding Performance Shares and performance-based Awards, and comparable adjustments, if applicable, to any outstanding Other Award, automatically shall be made to give effect to adjustments made in the number or type of Shares through a Fundamental Change, divestiture, distribution of assets to shareholders (other than ordinary cash dividends), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination or exchange, rights offering, spin-off or other relevant change, provided that fractional Shares shall be rounded down to the nearest whole Share.

(g) Other Benefit and Compensation Programs. Payments and other benefits received by a participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(h) Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(i) Limits of Liability.

(i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

(ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

(iii) To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(j) Compliance with Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act, the Exchange Act and the requirements of the exchanges, if any, on which the Company’s Shares may, at the time, be listed.

(k) Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

(l) Acceleration. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(m) Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(n) Clawback and Noncompete. Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Award Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company. For the avoidance of doubt, the Committee may specify in an Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(o) Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

(p) Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

(q) Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments and to enter into non-uniform and selective Award Agreements.

14. Substitute Awards. Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Eligible

Employees, or whose employer is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted, but with respect to Awards which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute option as an Incentive Stock Option.

15. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Missouri, without giving effect to principles of conflicts of laws, and construed accordingly, except for those matters subject to the General Corporation Law of Delaware, which shall be governed by such law, without giving effect to principles of conflicts of laws, and construed accordingly.

16. Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments that are due within the short-term deferral period as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid adverse tax consequences under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any tax or penalty under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant or otherwise for such tax or penalty.

18. Prior Plan. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company’s shareholders as provided hereunder, the SunEdison Inc. 2010 Equity Incentive Plan shall remain in effect, but grants of awards thereunder shall not be made after the effective date of this Plan. All grants and awards previously made under the SunEdison Inc. 2010 Equity Incentive Plan shall be governed by the terms of such plan.

Appendix B

SUNEDISON INC.

2014 NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

1. Establishment and Purpose. SunEdison Inc. hereby establishes, effective                     , 2014, an incentive compensation plan known as the “SunEdison Inc. 2014 Non-Employee Director Incentive Plan.” The purposes of the Plan are to enable the Company to attract, motivate and retain qualified and experienced individuals who may perform services for the Company as Non-Employee Directors, to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.

2. Definitions. The capitalized terms used in this Plan have the meanings set forth below.

(a) “Affiliate” means any corporation that is a Subsidiary of the Company and any limited liability company, partnership, corporation, joint venture, or any other entity in which the Company or any such Subsidiary owns an equity interest.

(b) “Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an Award which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Agreement shall be subject to the terms and conditions of the Plan.

(c) “Award” means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or any Other Award, whether singly, in combination or in tandem.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall mean, except as otherwise provided in an Agreement, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (i) malfeasance in office; (ii) gross misconduct or neglect; (iii) false or fraudulent misrepresentation inducing the Director’s appointment; (iv) willful conversion of corporate funds; or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(f) “Change in Control” shall mean, except as otherwise provided in an Agreement, any of the following:

(i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”), together with any affiliates thereof;

(ii) the commencement of the liquidation or dissolution of the Company that occurs following the approval by the holders of capital stock of the Company of any plan or proposal for such liquidation or dissolution of the Company;

(iii) any Person or Group shall become the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of shares representing more than 50% of the aggregate voting power of the issued and outstanding stock entitled to vote in the election of directors, managers or trustees (the “Voting Stock”) of the Company and such Person or Group actually has the power to vote such shares in any such election;

(iv) the replacement of a majority of the Board of Directors of the Company over a two-year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then still in office who either were members of such Board of Directors at the beginning of such period; or

(v) a merger or consolidation of the Company with another entity in which holders of the Common Stock of the Company immediately prior to the consummation of the transaction hold, directly or indirectly, immediately following the consummation of the transaction, 50% or less of the common equity interest in the surviving corporation in such transaction.

Notwithstanding anything herein to the contrary, an event described above shall be considered a Change in Control hereunder only if it also constitutes a “change in control event” under Section 409A of the Code, to the extent necessary to avoid the adverse tax consequences thereunder with respect to any Award subject to Section 409A of the Code.

(g) “Change in Control Date” shall mean the date on which the event giving rise to the Change in Control occurs, provided, in the case of a Change in Control defined in clause (ii) of the definition thereof, such date shall be the date on which the Company shall commence such liquidation or dissolution.

(h) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(i) “Committee” means the committee of directors appointed by the Board to administer this Plan. In the absence of a specific appointment, “Committee” shall mean the Board.

(j) “Company” means SunEdison Inc., or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(k) “Continuous Service” means that the Participant’s service with the Company is not interrupted or terminated; provided that if any Award is subject to Section 409A of the Code, this determination shall be made in a manner consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absences.

(l) “Director” means a member of the Board.

(m) “Disability” means, except as otherwise provided in an Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended; “Exchange Act Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor regulation.

(o) “Fair Market Value” as of any date means, unless otherwise expressly provided in this Plan:

(i) the closing sales price of a Share on the Nasdaq Global Select Market, or if Shares are not quoted on the Nasdaq Global Select Market, on the New York Stock Exchange (“NYSE”) or any similar system then in use or, , or

(ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, taking into account the requirements of Section 409A of the Code, which determination shall be conclusive and binding on all persons.

The determination of Fair Market Value shall be subject to adjustment as provided in Section 13(f) hereof.

(p) “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company (in one or a series of transactions), a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(q) “Non-Employee Director” means a member of the Board who is a “non-employee director” within the meaning of Rule 16b-3.

(r) “Non-Qualified Stock Option” means an Option not intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code.

(s) “Option” means a right to purchase Stock (or, if the Committee so provides in an applicable Agreement, Restricted Stock). For the avoidance of doubt, an Option shall only be a Non-Qualified Stock Option.

(t) “Other Award” means a cash-based Award, an Award of Stock, or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Performance Shares.

(u) “Parent” means a “parent corporation,” as that term is defined in Section 424(e) of the Code, or any successor provision.

(v) “Participant” means any Non-Employee Director to whom an Award is granted pursuant to the Plan or, if applicable, such other person who validly holds an outstanding Award.

(w) “Performance Criteria” means performance goals relating to certain criteria as further described in Section 12 hereof.

(x) “Performance Period” means one or more periods of time in duration, as the Committee may select, over which the attainment of one or more performance goals will be measured for the purpose of determining which Awards, if any, are to vest or be earned.

(y) “Performance Shares” means a contingent award of a specified number of Shares or Units, with each Performance Share equivalent to one or more Shares or a fractional Share or a Unit expressed in terms of one or more Shares or a fractional Share, as specified in the applicable Agreement, a variable percentage of which may vest or be earned depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

(z) “Plan” means this SunEdison Inc. 2014 Non-Employee Director Incentive Plan, as amended and in effect from time to time.

(aa) “Restricted Stock” means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

(bb) “Restricted Stock Units” means Units of Stock granted under Section 10 hereof.

(cc) “Securities Act” means means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(dd) “Share” means a share of Stock.

(ee) “Stock” means the Company’s common stock, or any securities issued in respect thereof by the Company or any successor to the Company as a result of an event described in Section 13(f).

(ff) “Stock Appreciation Right” means a right pursuant to an Award granted under Section 8.

(gg) “Subsidiary” means a “subsidiary corporation,” as that term is defined in Section 424(f) of the Code, or any successor provision.

(hh) “Successor” with respect to a Participant means, except as otherwise provided in an Agreement, the legal representative of an incompetent Participant and, if the Participant is deceased, the beneficiary, if any, designated on forms prescribed by and filed with the Committee. If no designation of a beneficiary has been made, or if the Committee shall be in doubt as to the rights of any beneficiary, as determined in the Committee’s discretion, the Successor shall be the legal representative of the estate of the Participant or the person or persons who may, by bequest, inheritance, will, or the laws of descent and distribution, or under the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant’s death.

(ii) “Term” means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock, Restricted Stock Units, or any other Award are in effect.

(jj) “Unit” means a bookkeeping entry that may be used by the Company to record and account for the grant of Stock, Units of Stock, Stock Appreciation Rights, Performance Shares, and any other Award expressed in terms of Units of Stock until such time as the Award is paid, canceled, forfeited or terminated. No Shares shall be issued at the time of grant, and the Company will not be required to set aside a fund for the payment of any such Award.

Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. Administration.

(a) Authority of Committee. The Committee shall administer this Plan or delegate its authority to do so as provided in Section 3(c) hereof or, in the Board’s sole discretion or in the absence of the Committee, the Board shall administer this Plan. Subject to the terms of the Plan, the Committee’s charter and applicable laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(i) to construe and interpret the Plan and apply its provisions;

(ii) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) to determine when Awards are to be granted under the Plan and the applicable grant date;

(v) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(vi) to determine the number of shares of Stock or the amount of cash to be made subject to each Award, subject to the limitations set forth in this Plan;

(vii) to prescribe the terms and conditions of each Award, including, without limitation, the Award type, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Agreement relating to such grant;

(viii) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(ix) to designate an Award (including a cash bonus) as a performance compensation Award and to select the performance criteria that will be used to establish the performance goals;

(x) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(xi) to determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited, or suspended;

(xii) to determine the duration and purpose of leaves and absences which may be granted to a Participant without constituting termination of service for purposes of the Plan;

(xiii) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(xiv) to interpret, administer, or reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(xv) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee shall not have the right, without shareholder approval to (i) reduce or decrease the purchase price for an outstanding Option or Stock Appreciation Right, (ii) cancel an outstanding Option or Stock Appreciation Right for the purpose of replacing or re-granting such Option or Stock Appreciation Right with a purchase price that is less than the original purchase price, (iii) extend the expiration date of an Option or Stock Appreciation Right, or (iv) deliver stock, cash, or other consideration in exchange for the cancellation of an Option or Stock Appreciation Right, the purchase price of which exceeds the Fair Market Value of the Shares underlying such Option or Stock Appreciation Right.

(b) Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

(c) Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish, suspend or supersede the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however, caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(d) Board Authority. Any authority granted to the Committee may also be exercised by the Board or another committee of the Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. Without limiting the generality of the foregoing, to the extent the Board has delegated any authority under this Plan to another committee of the Board, such authority shall not be exercised by the Committee unless expressly permitted by the Board in connection with such delegation.

(e) Determination of Awards. The Committee may from time to time determine that each individual who is elected or appointed to the office of director as a Non-Employee Director receive an Award as compensation, in whole or in part, for such individual’s services as a director. In determining the level and terms of such Awards for Non-Employee Directors, the Committee may consider such factors as compensation practices of comparable companies with respect to directors, consultants’ recommendations, and such other information as the Committee may deem appropriate.

4. Shares Available; Maximum Payouts.

(a) Shares Available. Subject to adjustment in accordance with Section 13(f), a total of 600,000 Shares shall be available for the grant of Awards under the Plan. Shares issued under this Plan may be authorized and unissued shares or issued shares held as treasury shares. The following Shares may not again be made available for issuance as Awards: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Stock Option, (ii) Shares used to pay the exercise price or taxes related to an outstanding Stock Option or Stock Appreciation Right, or (iii) Shares repurchased on the open market with the proceeds of a Stock Option exercise price.

(b) Shares Not Applied to Limitations. The following will not be applied to the Share limitations of subsection 4(a) above: (i) dividends or dividend equivalents paid in cash in connection with outstanding Awards, (ii) any Shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason, and (iii) Shares and any Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted (subject to applicable repricing restrictions herein), or through obligations to grant future awards, as a result of a merger, spin-off, consolidation, or acquisition of the employing company with or by the Company. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the Share limitations of subsection 4(a).

(c) Award Limitations. No Participant shall be granted (i) Options to purchase Shares and Stock Appreciation Rights with respect to more than 50,000 Shares in the aggregate, (ii) any other Awards with respect to more than 50,000 Shares in the aggregate (or, in the event such Award denominated or expressed in terms of number of Shares or Units is paid in cash, the equivalent cash value thereof), or (iii) any cash bonus Award not denominated or expressed in terms of number of Shares or Units with a value that exceeds $300,000 in the aggregate, in each case, in any fiscal year of the Company under this Plan (such share limits being subject to adjustment under Section 13(f) hereof).

(d) No Fractional Shares. No fractional Shares may be issued under this Plan; fractional Shares will be rounded down to the nearest whole Share.

5. Eligibility. Awards may be granted under this Plan to any Non-Employee Director at the discretion of the Committee.

6. General Terms of Awards.

(a) Awards. Awards under this Plan may consist of Options, Stock Appreciation Rights, Performance Shares, Restricted Stock, Restricted Stock Units, or Other Awards.

(b) Agreements. Each Award under this Plan shall be evidenced by an Agreement setting forth the number of Shares of Restricted Stock, Stock, Restricted Stock Units, or Performance Shares, or the amount of cash, subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

(c) Term. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but, unless otherwise specifically provided in this Plan, need not, include, without limitation, acceleration resulting from the occurrence of the Participant’s death or Disability. Acceleration of the Performance Period and other performance-based Awards shall be subject to Section 9(b) or Section 12 hereof, as applicable.

(d) Transferability. Except as otherwise permitted by the Committee, during the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant’s legal representative) may exercise an Option or Stock Appreciation Right or receive payment with respect to any other Award. Except as otherwise permitted by the Committee, no Award of Restricted Stock (prior to the expiration of the restrictions), Restricted Stock Units, Options, Stock Appreciation Rights, Performance Shares or Other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so (including pursuant to a decree of divorce or any judicial declaration of property division) shall be of no effect. Notwithstanding the immediately preceding sentence, an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant’s death.

(e) Termination of Continuous Service Generally. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise and/or retain an Award following termination of the Participant’s service with the Company or its Affiliates, including, without limitation, upon death or a Disability, or other termination of Continuous Service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among Award Agreements issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

(f) Change in Control. Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s termination of Continuous Service without Cause during the 12-month period following a Change in Control Date, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Stock Appreciation Rights, and/or the period of restriction shall expire and the Award shall vest immediately with respect to 100% of the Shares of Restricted Stock, Restricted Stock Units, and any other Award, and/or all performance goals or other vesting criteria will be deemed achieved at 100% target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service. In addition, in the event of a Change in Control, an Award may be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event; or (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

(g) Rights as Shareholder. A Participant shall have no right as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

(h) Performance Conditions. The Committee may require the satisfaction of certain performance goals as a condition to the grant, vesting or payment of any Award provided under the Plan.

7. Stock Options.

(a) Terms of All Options.

(i) Grants. Each Option shall be granted pursuant to an Agreement as a Non-Qualified Stock Option. The provisions of separate Options need not be identical. In no event may Options known as reload options be granted hereunder.

(ii) Purchase Price. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, in cash or by certified or bank check. The purchase price may be paid, if the Committee so permits and upon such terms as the Committee shall approve, through delivery or tender to the Company of Shares held, either actually or by attestation, by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option) or through a net or cashless form of exercise as permitted by the Committee, or, if the Committee so permits, a combination thereof. Further, the Committee, in its discretion, may approve other methods or forms of payment of the purchase price, and establish rules and procedures therefor. Unless otherwise specifically provided in the Agreement, the purchase price of the Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(iii) Exercisability. Each Option shall vest and be exercisable in whole or in part on the terms provided in the Agreement. An Option that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Option grant date. An Option that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the Option grant date. Notwithstanding the foregoing, vesting of an Option may be accelerated upon the occurrence of certain events as provided in the Award Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Option may be exercised for a fraction of a Share.

(iv) Termination of Continuous Service. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the

expiration of the Term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(v) Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the Term of the Option as set forth in the Award Agreement. If, after termination, the Participant does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

(vi) Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event a Participant’s Continuous Service terminates as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the Term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified in the Award Agreement, the Option shall terminate.

8. Stock Appreciation Rights.

(a) Grant. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified purchase price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. Each Stock Appreciation Right shall be subject to such terms as provided in the applicable Agreement. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Shares or a combination of cash and Shares (as determined by the Committee if not otherwise specified in the Award) as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. Participants holding Stock Appreciation Rights shall have no dividend rights with respect to Shares subject to such Stock Appreciation Rights.

(b) Exercisability. Each Stock Appreciation Right shall vest and be exercisable in whole or in part on the terms provided in the Agreement. A Stock Appreciation Right that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Stock Appreciation Right grant date. A Stock Appreciation Right that vests based on performance standards shall not vest more rapidly than immediate vesting on the first anniversary of the Option grant date. Notwithstanding the foregoing, the vesting of a Stock Appreciation Right may be accelerated upon the occurrence of certain events as provided in the Award Agreement. In no event shall any Stock Appreciation Right be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. No Stock Appreciation Right may be exercised for a fraction of a Share.

9. Performance Shares.

(a) Initial Award. An Award of Performance Shares shall entitle a Participant to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in cash or Stock, or a combination of cash and Stock, as determined by the Committee. Such performance targets and other terms and conditions shall be determined by the Committee in its sole discretion. The Agreement may establish that a portion of the maximum amount of a Participant’s Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall provide for the timing of such payment.

(b) Acceleration and Adjustment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation, a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, stock dividend, stock split or stock combination, or other event as provided in Section 13(f) hereof. Notwithstanding the foregoing, an Award subject to this Section 9 shall vest or be earned no more rapidly than immediate vesting on the first anniversary of the Award grant date.

(c) Voting; Dividends. Participants holding Performance Shares shall have no voting rights with respect to such Awards and shall have no dividend rights with respect to Shares subject to such Performances Shares other than as the Committee so provides, in its discretion, in an Award Agreement; provided, that, any such dividends shall be subject to such restrictions and conditions as the Committee may establish with respect to the Performance Shares and shall be payable only at the same time as the underlying Performance Shares may become earned, vested, and payable.

10. Restricted Stock and Restricted Stock Unit Awards.

(a) Grant. A Restricted Stock Award is an Award of actual Shares, and a Restricted Stock Unit Award is an Award of Units having a value equal to the Fair Market Value of an identical number of Shares. All or any part of any Restricted Stock or Restricted Stock Unit Award may be subject to such conditions and restrictions as may be established by the Committee, and set forth in the applicable Award Agreement, which may include, but are not limited to, Continuous Service requirements, a requirement that a Participant pay a purchase price for such Award, the achievement of specific performance goals, and/or applicable securities laws restrictions. Subject to the restrictions set forth in the Agreement, during any period during which an Award of Restricted Stock or Restricted Stock Units is restricted and subject to a substantial risk of forfeiture, (i) Participants holding Restricted Stock Awards may exercise full voting rights with respect to such Shares and shall be entitled to receive all dividends and other distributions paid with respect to such Shares while they are so restricted and (ii) Participants holding Restricted Stock Units shall have no dividend rights with respect to Shares subject to such Restricted Stock Units other than as the Committee so provides, in its discretion, in an Award Agreement, and shall have no voting rights with respect to such Awards. Any dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account and may be subject to such restrictions and conditions as the Committee may establish. If the Committee determines that Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company an escrow agreement satisfactory to the Committee, if applicable, and an appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the period during which the Award is restricted, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture for such period and subject to satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement; and (D) to the extent such Shares are forfeited, the stock certificates, if any, shall be returned to the Company, and all rights of the Participant to such Shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the period during which the Award is restricted, and the satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c) Restricted Period. An Award of Restricted Stock that vests solely on the basis of the passage of time (and not on the basis of any performance standards) shall not vest more rapidly than ratably over a period of three years from the grant date beginning on the first anniversary of the Award grant date. In the case of a Restricted Stock Award that vests based on performance standards, such Award shall not vest more rapidly than immediate vesting on the first anniversary of the Award grant date. An Award of Restricted Stock Units shall not vest more rapidly than immediate vesting on the first anniversary of the Award grant date. Notwithstanding the foregoing, the vesting of a Restricted Stock or Restricted Stock Units Award may be accelerated upon the occurrence of certain events as provided in the Award Agreement. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

11. Other Awards. The Committee may from time to time grant Other Awards under this Plan, including without limitation those Awards pursuant to which a cash bonus award may be made or pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock, Stock Units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine, and provide in the applicable Agreement for, the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate. In addition, the Committee may, in its sole discretion, issue such Other Awards subject to the performance criteria under Section 12 hereof.

12. Performance-Based Awards.

(a) Application. Notwithstanding any other provision of the Plan, the Committee may provide, in its discretion, that an Award granted to any Participant is subject to this Section 12, to the extent the Committee deems appropriate.

(b) Performance Goals. Awards under the Plan may be made subject to the achievement of Performance Criteria, which shall be performance goals established by the Committee relating to one or more business criteria as determined in the sole discretion of the Committee.

(c) Adjustment of Payment. The applicable Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the performance-based Award(s) awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Fundamental Change, the Participant’s death or Disability, a change in accounting practices of the Company or its Affiliates, a reclassification, stock dividend, stock split or stock combination, or other event as provided in Section 13(f) hereof.

(d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate.

13. General Provisions.

(a) Effective Date of this Plan. This Plan shall become effective as of                     , 2014, provided that the Plan has been approved by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

(b) Duration of this Plan; Date of Grant. This Plan shall remain in effect for a term of ten years following the date on which it is effective (i.e., until                     , 2024) or until all Shares subject to the Plan shall have been purchased or acquired according to the Plan’s provisions, whichever occurs first, unless this Plan is sooner terminated pursuant to Section 13(e) hereof. No Awards shall be granted pursuant to the Plan after such Plan termination or expiration, but outstanding Awards may extend beyond that date. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, or such later effective date as determined by the Committee, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards to persons who are about to become Non-Employee Directors, to be effective and deemed to be granted on the occurrence of certain specified contingencies, provided that such specified contingencies shall include, without limitation, that such person becomes a Non-Employee Director.

(c) Right to Terminate Service. Nothing in this Plan or in any Agreement shall confer upon any Participant the right to continue in the employment or other service of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment or other service of the Participant with or without cause.

(d) Taxes. A Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that he or she incurs in connection with the receipt, vesting, or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award, (i) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Participant whether or not pursuant to the Plan (including Shares otherwise deliverable), (ii) the Committee will be entitled to require that the Participant remit cash to the Company, or (iii) the Company may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. Notwithstanding the foregoing, no Shares shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

(e) Amendment, Modification and Termination of this Plan. Except as provided in this Section 13(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 13(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law, in which event, the term “Agreement” shall mean the Agreement as so amended. Any such alterations or amendments may be made unilaterally by the Committee, subject to the provisions of this Section 13(e), unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law. Amendments are subject to approval of the shareholders of the Company only as required by applicable law or regulation, or if the amendment increases the total number of shares available under this Plan, except as provided in Section 13(f). No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant under an Award granted before the date of termination, suspension or modification, unless otherwise provided in an

Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Sections 9(b), 12(c) or 13(f) hereof does not adversely affect any right of a Participant or other person under an Award. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Non-Employee Directors with the maximum benefits provided or to be provided without adverse tax consequences under the provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

(f) Adjustment for Changes in Capitalization. Appropriate adjustments in the aggregate number and type of securities that may be issued, represented, and available for Awards under this Plan, in the limitations on the number and type of securities that may be issued to an individual Participant, in the number and type of securities and amount of cash subject to Awards then outstanding, in the Option purchase price as to any outstanding Options, in the purchase price as to any outstanding Stock Appreciation Rights, and, subject to Sections 9(b) and 12(c) hereof, in outstanding Performance Shares and performance-based Awards and payments with respect to outstanding Performance Shares and performance-based Awards, and comparable adjustments, if applicable, to any outstanding Other Award, automatically shall be made to give effect to adjustments made in the number or type of Shares through a Fundamental Change, divestiture, distribution of assets to shareholders (other than ordinary cash dividends), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, stock combination or exchange, rights offering, spin-off or other relevant change, provided that fractional Shares shall be rounded down to the nearest whole Share.

(g) Other Benefit and Compensation Programs. Payments and other benefits received by a participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(h) Unfunded Plan. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(i) Limits of Liability.

(i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

(ii) Except as may be required by law, neither the Company nor any member or former member of the Board or the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

(iii) To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(j) Compliance with Applicable Legal Requirements. The Company shall not be required to issue or deliver a certificate for Shares distributable pursuant to this Plan unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act, the Exchange Act and the requirements of the exchanges, if any, on which the Company’s Shares may, at the time, be listed.

(k) Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

(l) Acceleration. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(m) Forfeiture. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(n) Clawback and Noncompete. Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Award Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company. For the avoidance of doubt, the Committee may specify in an Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Agreement or otherwise applicable to the Participant, a termination of the Participant’s service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(o) Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

(p) Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

(q) Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments and to enter into non-uniform and selective Award Agreements.

14. Substitute Awards. Awards may be granted under this Plan from time to time in substitution for Awards held by employees or directors of other corporations who are about to become Non-Employee Directors, or whose company for whom such individual provides services is about to become a Subsidiary of the Company, as the result of a merger or consolidation of the Company or a Subsidiary of the Company with another corporation, the acquisition by the Company or a Subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a Subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

15. Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Missouri, without giving effect to principles of conflicts of laws, and construed accordingly, except for those matters subject to the General Corporation Law of Delaware, which shall be governed by such law, without giving effect to principles of conflicts of laws, and construed accordingly.

16. Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments that are due within the short-term deferral period as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid adverse tax consequences under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any tax or penalty under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant or otherwise for such tax or penalty.

18. Prior Plan. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company’s shareholders as provided hereunder, the SunEdison Inc. 2010 Equity Incentive Plan shall remain in effect, but grants of awards thereunder shall not be made after the effective date of this Plan. All grants and awards previously made under the SunEdison Inc. 2010 Equity Incentive Plan shall be governed by the terms of such plan.

Appendix C

By-Laws

of

SunEdison, Inc.

(Formerly MEMC Electronic Materials, Inc.)

(Proposed Amended and Restated as of May 29, 2014

if Approved by Stockholders)

ARTICLE I

Offices

Section 1. Offices. The registered office of SunEdison, Inc. (hereinafter called the Corporation) shall be in the State of Delaware. The Corporation may have offices and places of business at such places within and without the State of Delaware as shall be determined by the Board of Directors. The books of the Corporation may be kept outside of the State of Delaware at such place or places as the Board of Directors may from time to time determine.

ARTICLE II

Stockholders

Section 1. Place of Meetings. All meetings of the stock-holders shall be held at such place within or without the State of Delaware as is designated by the Board of Directors.

Section 2. Annual Meeting. The Board of Directors shall fix the time and place of the annual meeting of the stockholders for the purpose of electing the directors and for the transaction of such other business as may properly be brought before the meeting.

Section 3. Special Meeting. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by a majority of the Board of Directors or by the Chairman of the Board. In addition, a special meeting of stockholders shall be called by the Secretary of the Corporation upon written request to the Secretary by the record holder or holders of at least 30% of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”), who have complied in full with each of the requirements for stockholders to call a special meeting of stockholders set forth in these Bylaws (such request, a “Stockholder Meeting Request”). A special meeting of stockholders may be held at such date, time and place, if any, within or without the State of Delaware as may be designated by the Board of Directors; provided, however, that the date of any such special meeting called upon the receipt of a Stockholder Meeting Request shall be not more than 90 days after the Special Meeting Request is received by the Secretary. In fixing a date, time and place, if any, for any special meeting of stockholders, the Board of Directors may consider such factors as it deems relevant, including without limitation, the nature of the matters to be considered, the facts and circumstances related to any request for a meeting and any plan of the Board of Directors to call an annual meeting or special meeting. The Corporation may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

A Stockholder Meeting Request shall be delivered to the Secretary and shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall be accompanied by a written notice setting forth the information required by (i) Section 9 of Article II of these By-laws as to the business proposed to be conducted at the special meeting and as to the stockholder(s) proposing such business, and/or (ii) Section 3(c) of Article FIFTH of the Amended and Restated Certificate of Incorporation of the Corporation and Section 10 of Article II of these By-laws of the Corporation as to any nominations proposed to be presented at the special meeting and as to the stockholder(s) proposing such nominations. In addition to the foregoing, a Stockholder Meeting Request must include (x) an acknowledgment of the requesting stockholder(s) that any disposition by such stockholder(s) after the date of the Stockholder Meeting Request of any shares of the Corporation’s common stock shall be deemed a revocation of the Stockholder Meeting Request with respect to such shares and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied, and (y) a commitment by such stockholder(s) to continue to satisfy the Requisite Percentage through the date of the requested special meeting of stockholders and to notify the Corporation upon any disposition of any shares of the Corporation’s common stock. The requesting stockholder(s) shall certify in writing on the day prior to the requested special meeting of stockholders as to whether the requesting stockholder(s) continue to satisfy the Requisite Percentage. In addition to the foregoing, the requesting stockholder(s) shall promptly provide any other information reasonably requested by the Corporation.

In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the nominating of a person or persons for election to the Board of Directors, will mean that the exact same person or persons are nominated in each relevant Stockholder Meeting Request), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within 60 days of the earliest dated Special Meeting Request. A stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary. If, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting. If none of the requesting stockholder(s) who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Notwithstanding the foregoing provisions of this Section 3, a special meeting of stockholders requested by stockholders shall not be called or held if (i) the business specified in the Special Meeting Request is not a proper subject for stockholder action under applicable law, (ii) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary receives the Stockholder Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual meeting) the business specified in the Stockholder Meeting Request, (iii) the Stockholder Meeting Request is received by the Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, (iv) an identical or substantially similar item

(a “Similar Item”) was presented at any meeting of stockholders held within 120 days prior to receipt by the Secretary of the Stockholder Meeting Request (and, for purposes of this clause (iv), the nomination, election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the nomination, election or removal of directors, the changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships), (v) the Stockholder Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other applicable law or (vi) the stockholder or stockholders submitting the Special Meeting Request cease at any time to be the record holders of the Requisite Percentage of common stock. At any special meeting, the business transacted shall be limited to the purpose(s) stated in the Stockholder Meeting Request; provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders and to cause other business to be transacted.

Section 4. Notice of Meetings. Except as is otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given to each stockholder not less than 10 nor more than 60 days prior to the meeting. The notice shall state the date, time and place and, in the case of special meetings, the purpose or purposes of such meeting, and at whose direction the notice is given.

Section 5. Quorum. At all meetings of stockholders, except as otherwise required by statute, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat may adjourn such meeting from time to time in accordance with Section 7 of this Article II of these By-Laws until the number of votes requisite to constitute a quorum shall be present.

Section 6. Voting.

Except with respect to the election of directors, as set forth in the below paragraph, when a quorum is present or represented by proxy at any meeting of stockholders, the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereat present in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which an express provision of the General Corporation Law of the State of Delaware or of the Amended and Restated Certificate of Incorporation requires a greater vote, in which case such provision shall control.

Each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; provided, however, that the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors if, in connection with such meeting (i) the Secretary of the Corporation shall have received a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 10 of this Article II and (ii) such nomination shall not have been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation. If directors are to be elected by a plurality of the votes cast pursuant to the provisions of the immediately preceding sentence, stockholders shall not be provided the option to vote against any one or more of the nominees, but shall only be provided the option to vote for one or more of the nominees or withhold their votes with respect to one or more of the nominees. For purposes hereof, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. (Accordingly, abstentions will not be taken into account for this purpose.)

Each stockholder entitled to vote at any meeting may vote in person or by proxy and shall, unless the Amended and Restated Certificate of Incorporation provides otherwise, have one vote for each share of stock registered in his name, but no proxy shall be valid after three years from its date, unless the proxy provides for a longer period.

Section 7. Adjourned Meetings. Any meeting of stockholders may be adjourned to a designated time and place by a vote of a majority in interest of the stockholders present in person or by proxy, even though less than a quorum is so present. No notice of such an adjourned meeting needs to be given, other than by announcement at the meeting, and any business may be transacted which might have been transacted at the meeting as originally called; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Section 8. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stock-holders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all the outstanding stock entitled to vote thereon. The effective date of the authorization of such action shall be deemed to be the date of the filing of the last such written consent in the minute books of the Corporation, which date shall be noted therein by the Secretary.

Section 9. Advance Notice of Business to Be Transacted at Stockholder Meetings. To be properly brought before an annual or special meeting of stockholders, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by a stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 9. Except for proposals properly made in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual or special meeting of the stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 10 of this Article II, and this Section 9 shall not be applicable to nominations except as expressly provided in Section 10.

(A) Timely notice. To bring business before a meeting, a stockholder must give timely notice to the Secretary of the Corporation. To be timely for an annual meeting, such notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided , however , that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, in order to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting is mailed to stockholders or public disclosure of the date of the annual meeting is made, whichever first occurs. To be timely for a special meeting, notice by a stockholder must be delivered to or mailed and received at the principal executive offices of the Corporation not more than 10 days immediately following the giving of notice of such special meeting by mail to stockholders or by public announcement (whichever first occurs). The provisions of this Section 9 shall also govern what constitutes timely notice for purposes of Rule 14a-4(c) under the Exchange Act.

(B) Proper written form of notice. To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each matter such stockholder proposes to bring before the annual meeting (i) a reasonably brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of each proposing stockholder, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the proposing stockholders or between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of capital stock of the Corporation or any other person or entity (including their names) in connection with the proposal of such business by such stockholder, (b) the name and address of such stockholder, and the name and address of the beneficial owner, if any, on whose behalf the business is to be brought before the meeting, (c) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, together with evidence reasonably satisfactory to the Secretary of such beneficial ownership, (d) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (e) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (f) any short interest in any security of the Corporation (for purposes of this Section 9 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (g) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (h) any proportionate interest in shares of the Corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (i) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instrument, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, and (j) a description of any agreement, arrangement or understanding (including without limitation any swap or other derivative or short position, profits interest, hedging transaction, borrowed or loaned shares, any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, or other instrument), that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, if any, on whose behalf the business is to be brought, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the intent or effect of which may be (x) to transfer any of the economic consequences of ownership of any security of the Company, (y) to increase or decrease the voting power with respect to shares of any class or series of capital stock of the Company and/or (z) to provide the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, or to mitigate any loss resulting from, the value (or any increase or decrease in the value) of any security of the Company (which information as specified in the foregoing clauses (a) through (j) shall be supplemented by such stockholder and beneficial owner, if any, not later than 15 days after the record date for the meeting to disclose such ownership and other information as of such record date). For purposes of these By-Laws, the terms “beneficial owner” and “beneficial ownership” shall include without limitation the meanings ascribed to such terms in Rule 13d-3 (or any successor rule) under the Exchange Act.

(C) Exclusive means; other stockholder rights and obligations. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual or special meeting of stockholders except business brought before such meeting in accordance with the procedures set forth in this Section 9; provided , however , that, once business has been properly brought before such meeting in accordance with such procedures, nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of such meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. This Section 9 is expressly intended to apply to any business proposed to be brought before an annual or special meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Section 9 with respect to any business proposed to be brought before an annual or special meeting, each proposing stockholder shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 9 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 10. Advance Notice of Nominations for Election to the Board of Directors. Nominations of any person for election to the Board of Directors at an annual or special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (b) by a stockholder who (i) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both on the record date for the determination of stockholders entitled to vote at such meeting and at the time of giving the notice provided for in this Section 10, (ii) is entitled to vote at the meeting, and (iii) has complied with the Amended and Restated Certificate of Incorporation of the Company, as amended, and this Section 10 as to such nomination. As contemplated by the Amended and Restated Certificate of Incorporation, as amended, for a stockholder to make any nomination of a person for election to the Board of Directors, the stockholder must provide timely notice thereof in proper written form to the Secretary of the Corporation.

(A) Timely notice. To be timely, a stockholder’s notice for nomination of a person or persons for election to the Board of Directors must be delivered to or mailed and received at the principal offices of the Corporation within the times set forth in Section 9(A) of this Article II for the giving of timely notice by a stockholder for bringing other business before a stockholder meeting.

(B) Proper written form of notice. To be in proper written form for purposes of this Section 10, a stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder intends to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in a proxy statement or other filing required to be made in connection with a solicitation of proxies for the election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to such stockholder giving notice, the information required to be provided by a stockholder pursuant to Section 9(B)(b)-(j) of this Article II.

(C) Exclusive means; other requirements. The Corporation may require any proposed nominee to furnish such other information in addition to that required by Section 10 as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Notwithstanding anything in these By-Laws to the contrary, no nominations shall be conducted at the annual or special meeting of stockholders except nominations brought before such meeting in accordance with the procedures set forth in the Amended and Restated Certificate of Incorporation, as amended, and this Section 10. If the chairman of such meeting determines that a nomination was not properly brought before the meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was not properly brought before the meeting and such nomination shall not be considered or voted upon.

(D) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors, including by any committee or person appointed by the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder who (i) was a stockholder of record both on the record date for the determination of stockholders entitled to vote at such meeting and at the time of giving the notice provided for in this Section 10, (ii) is entitled to vote at the meeting, and (iii) has complied with the Amended and Restated Certificate of Incorporation of the Company, as amended, and this Section 10 as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by the Amended and Restated Certificate of Incorporation of the Company, as amended, and this Section 10 shall be delivered to or mailed and received at the principal offices of the Corporation not more than

120 days prior to such special meeting and not less than 90 days prior to such special meeting or 10 days following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

ARTICLE III

Directors

Section 1. Management of the Corporation. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The officers of the Corporation shall keep the Board of Directors fully informed about the affairs of the Corporation, and the officers and employees of the Corporation shall provide the Board of Directors with such written or oral reports and information as the Board of Directors may deem advisable.

Section 2. Number and Term of Office. Subject to the rights, if any, of holders of preferred stock of the Corporation, the number of directors shall be determined from time to time by resolution passed by a majority of the Board of Directors of the Corporation, but in no event shall the Board of Directors consist of less than five or more than 15 directors. The number of directors so determined is referred to in these By-Laws as the “total number of directors”. Each director shall be elected and hold office as provided by Article Fifth of the Amended and Restated Certificate of Incorporation of the Corporation. Directors need not be stockholders of the Corporation.

Section 3. Nomination of Directors and Advance Notice Thereof. Only persons who are nominated in accordance with the Amended and Restated Certificate of Incorporation of the Corporation and Section 10 of Article II of these By-laws shall be eligible for election as directors of the Corporation.

Section 4. Resignation. Any director may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein or, if no time be specified, at the time of its receipt by the Chief Executive Officer (the “CEO”), the President or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective.

Section 5. Vacancies. Subject to the rights, if any, of the holders of any series of preferred stock then outstanding, any vacancy on the Board of Directors arising from death, resignation, removal, an increase in the number of directors or any other cause, may be filled either by a majority vote of the remaining directors, although less than a quorum, or by the sole remaining director; provided, however , that if any director then in office determines that any such vacancy on the Board of Directors shall be filled by the stockholders, such vacancy shall be filled by the stockholders in accordance with the Amended and Restated Certificate of Incorporation. Any director elected to fill a vacancy shall serve a term as provided by Article Fifth of the Amended and Restated Certificate of Incorporation of the Corporation.

Section 6. Regular Meetings. The Board of Directors shall hold at least two regular meetings during each calendar year on such dates as may be determined by the Board of Directors. Such regular meetings may be held at such places, either within or without the State of Delaware, as shall from time to time be determined by the Board of Directors.

Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the CEO or the President, and shall be called by the CEO, the

President or the Secretary, upon the written request of at least two members of the Board of Directors. Each director shall be given at least two (2) days’ notice of each such meeting.

Section 8. [Intentionally Omitted.]

Section 9. Quorum. A quorum of directors for the transaction of business shall consist of at least a majority of the total number of directors.

Section 10. Waiver of Notice. Notice of a meeting need not be given to any director who submits a written waiver of such notice, signed by him, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the directors need be specified in any written waiver of notice with respect to such meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends such meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 11. Voting. The act of a majority of the total number of directors shall be the act of the Board of Directors.

Section 12. Meetings via Conference Call. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone call or similar communications equipment hook-up allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 13. Action Without Meeting. Notwithstanding any other provisions of these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, or by electronic transmission, and the written consent or consents or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors.

Section 14. Committees. (a) Audit Committee; Compensation Committee; Other Committees. The Board of Directors shall designate an Audit Committee and a Compensation Committee, each consisting of at least two directors and to have such duties and functions as shall be specified in the resolution or resolutions appointing such committees. The Board of Directors, by resolution passed by a majority of the total number of directors, may designate other committees of the Board of Directors, each such committee to consist of two or more directors and to have such duties and functions as shall be provided in such resolution.

(b) Rules of Committees. A majority of all of the members of any committee of the Board of Directors may determine its rules of procedure, determine its action and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide. Each committee shall record minutes of its proceedings and shall submit the same to the Board of Directors. The Board of Directors shall have power to change the members of any such committee and fill vacancies therein and to discharge any such committee, either with or without cause, at any time.

(c) Powers of Committees. The Board of Directors, by resolution passed by a majority of a duly constituted quorum of the Board of Directors, may designate committees of the Board of Directors pursuant to, and which will have the powers as are consistent with, the provisions of Section 141(c)(2) of the Delaware General Corporation Law.

Section 15. The Chairman of the Board and Vice Chairman of the Board. The Chairman of the Board and, if the Board of Directors determines that the Board should have a Vice Chairman, the Vice Chairman of the Board, shall be elected annually by the Board of Directors. The Chairman of the Board shall preside at all meetings of the Board of Directors, act as chairman at all meetings of stockholders and shall sign the minutes of the proceedings recorded at such meetings by the Secretary. He shall make reports to the Board of Directors as well as to the stockholders and shall perform all duties incident to his office or properly required of him by the Board of Directors. The Chairman of the Board and the Vice Chairman of the Board shall each perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors. In the absence of the Chairman of the Board, the Vice Chairman of the Board shall carry out his duties and authorities.

ARTICLE IV

Officers

Section 1. Officers. The officers of the Corporation shall include the Chief Executive Officer, the President, a Treasurer and a Secretary. Each officer of the Corporation shall hold office until his successor shall have been duly chosen and qualified, or until his death, disqualification, resignation or removal. Except for the offices of President and Secretary, any two or more offices may be held by one person. Any vacancy occurring in any office shall be filled by the Board of Directors.

Section 2. Other Officers. The Board of Directors may appoint one or more Vice Presidents, Assistant Treasurers, Assistant Secretaries and such other officers and agents with such powers and duties as it shall deem necessary.

Section 3. The Chief Executive Officer (the “CEO”). The Chief Executive Officer, subject to the direction of the Board of Directors, shall have general management and control of the business and affairs of the Corporation.

Section 4. The President. The President shall be the Chief Operating Officer of the Corporation and, subject to the direction of the CEO and the Board of Directors, shall be responsible for the day-to-day management of the Corporation.

Section 5. The Treasurer. The Treasurer shall have custody of all funds, securities and evidences of indebtedness of the Corporation, shall receive and give receipts and acquittances for monies paid in on account of the Corporation, shall pay out of the funds on hand all bills, payrolls, and other just debts of the Corporation, of whatever nature upon maturity, shall enter regularly in books to be kept by him for that purpose, full and accurate accounts of all monies received and paid out by him on account of the Corporation, and shall perform all other duties incident to the Office of Treasurer and as may be prescribed by the Board of Directors.

Section 6. The Secretary. The Secretary, if he shall be present, shall keep the minutes of all proceedings of directors and stockholders, and shall attend to the giving and serving of all notices to stockholders and directors or other notices required by law or by these By-Laws, shall affix the seal of the Corporation to deeds, contracts and other instruments in writing requiring a seal when duly signed or when so ordered by the Board of Directors, shall have charge of the minute books, certificate books and stock books and such other books and papers as the Board of Directors may direct, and shall perform all other duties incident to the office of Secretary.

Section 7. Removal of Officers. Any officer of the Corporation may be removed from office at any time, with or without cause, by a vote of the majority of the total number of directors.

ARTICLE V

Capital Stock

Section 1. Form and Execution of Certificates. The shares of the Corporation shall be represented by certificates in such form as is required by the General Corporation Law of the State of Delaware and as shall be adopted by the Board of Directors. Certificates shall be numbered and registered in the order issued, shall be signed by the President or a Vice President and by the Secretary or the Treasurer and sealed with the corporate seal or a facsimile thereof.

Section 2. Transfer. Transfer of shares shall be made only upon the books of the Corporation by the registered holder thereof or by attorney, duly authorized, and upon surrender of the certificate or certificates for such shares properly assigned for transfer.

Section 3. Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation may notify the Corporation of any loss, theft, or destruction thereof, and the Board of Directors may thereupon, in its discretion (subject to applicable law), cause a new certificate for the same number of shares to be issued to such holder upon satisfactory proof of such loss, theft or destruction, and, if required by the Board of Directors, the deposit of indemnity by way of bond or otherwise, in such form and amount and with such surety or sureties as the Board of Directors may require, to indemnify the Corporation against loss or liability by reason of the issuance of such new certificates.

Section 4. Record Date. The Board of Directors may fix, in advance, a date, not exceeding 60 days nor less than 10 days, as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action.

ARTICLE VI

Miscellaneous

Section 1. Dividends and Reserves. The Board of Directors may declare dividends and may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may reduce or eliminate any such reserve. Dividends may be paid in cash, in property, or in shares of stock.

Section 2. Regulations. The Board of Directors may make such rules and regulations as it may deem expedient concerning the transfer and registration of certificates for shares of the Corporation.

Section 3. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words “CORPORATE SEAL”, and the state of its incorporation.

Section 4. Notice and Waiver of Notice. Whenever under the provisions of these By-Laws any notice is required to be given, such notice, unless otherwise required by law or by these By-Laws, shall be communicated to the person entitled thereto be courier mail or first-class mail, postage prepaid, or by telegraph, telex, cable, facsimile or other recorded form of transmission, and such notice shall be deemed to have been given on the third day after the time of dispatch by courier mail or mailing thereof or at the time of dispatch in the case of notice by any other form of transmission. Any notice required to be given under these By-Laws may be waived in writing by the person entitled thereto, whether before or after the time stated therein.

Section 5. Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 6. No petition under title 11 of the United States Code may be filed by the Corporation without a resolution of the Board of Directors authorizing such a filing which has been approved by at least all but one of the directors then in office.

ARTICLE VII

Amendments

Section 1. Amendments. The Board of Directors shall have the power, without assent or vote of the stockholders, to make, alter, amend, change, add to or repeal these By-Laws, or any of them, upon a vote of a majority of the total number of directors.

SUNEDISON, INC. 501 PEARL DRIVE P.O. BOX 8 ST. PETERS, MO 0008

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M72568-P50762 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNEDISON, INC.
The Board of Directors recommends that you vote FOR Proposal 1:
1.	Election of three Directors for one year term expiring 2015.
		For	Against	Abstain
Nominees:
	1a. Peter Blackmore	☐	☐	☐
	1b. Ahmad R. Chatila 1c. Marshall Turner	☐ ☐	☐ ☐	☐ ☐	The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain
					5.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock.	☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 2:					The Board of Directors recommends that you vote FOR Proposal 6:
2.	Advisory vote on executive compensation.	☐	☐	☐	6.	To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants.
The Board of Directors recommends that you vote FOR Proposal 3:							☐	☐	☐
3.	Ratification of independent registered public accounting firm.	☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 7:
The Board of Directors recommends that you vote FOR Proposal 4:					7.	To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan.	☐	☐	☐
4.	To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.	☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 8: 8. To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan.		☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 9:
					9.	To approve the right of stockholders to call special meetings of stockholders.	☐	☐	☐
This proxy is solicited on behalf of the Board of Directors.
(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by the authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting

To Be Held on Thursday, May 29, 2014:

The Notice and Proxy Statement and Annual Report to Security Holders are available at www.proxyvote.com.

The 2014 Annual Meeting of Stockholders of SunEdison, Inc. (the “Company”) will be held at 600 Clipper Drive, Belmont, California 94002, on May 29, 2014 at 8:00 a.m., local time. Only stockholders who owned stock at the close of business on the record date, April 4, 2014 (the “Record Date”), may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

Proposals to be voted on at the Annual Meeting are listed below.

1.    Election of three directors – Peter Blackmore, Ahmad R. Chatila and Marshall Turner for one year term expiring 2015;

2.    Advisory vote on executive compensation;

3.    Ratification of independent registered public accounting firm;

4.    To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.

5.    To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock;

6.    To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants;

7.    To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan;

8.    To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan; and

9.    To approve the right of stockholders to call special meetings of stockholders.

The Board of Directors recommends a vote FOR each of the Director nominees and FOR Proposals 2, 3, 4, 5, 6, 7, 8 and 9.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2014 Annual Meeting of Stockholders. Directions to attend the Annual Meeting where you may vote in person can be found on our website: www.sunedison.com.

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M72569-P50762

SUNEDISON, INC.

Annual Meeting of Stockholders

May 29, 2014 8:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Martin H. Truong and Thomas Gajeski, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SunEdison, Inc. that is/are entitled to vote at the 2014 Annual Meeting. The 2014 Annual Meeting of Stockholders of SunEdison, Inc. (the “Company”) will be held at 600 Clipper Drive, Belmont, California 94002, on May 29, 2014 at 8:00 a.m., local time. Only stockholders who owned stock at the close of business on the record date, April 4, 2014 (the “Record Date”), may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER’S DIRECTION HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION, FOR RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL OF A STOCK OPTION EXCHANGE FOR EMPLOYEES OF SUNEDISON WHO HAVE BECOME EMPLOYEES OF SUNEDISON SEMICONDUCTOR LIMITED IN CONNECTION WITH THE SEPARATION OF OUR SEMICONDUCTOR BUSINESS, FOR APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, FOR APPROVAL OF THE ISSUANCE OF THE COMPANY’S COMMON STOCK UPON THE CONVERSION OF OUR 2018 CONVERTIBLE NOTES AND OUR 2021 CONVERTIBLE NOTES AND UPON THE EXERCISE OF RELATED WARRANTS, FOR APPROVAL OF THE 2014 SUNEDISON, INC. LONG-TERM INCENTIVE PLAN, FOR APPROVAL OF THE 2014 SUNEDISON, INC. NON-EMPLOYEE DIRECTOR INCENTIVE PLAN, FOR APPROVAL OF THE RIGHT OF STOCKHOLDERS TO CALL SPECIAL MEETINGS OF STOCKHOLDERS AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY’S PROXY STATEMENT.

SUNEDISON, INC. 501 PEARL DRIVE P.O. BOX 8 ST. PETERS, MO 0008

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M72570-P50762 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNEDISON, INC.
The Board of Directors recommends that you vote FOR Proposal 1:
1.	Election of three Directors for one year term expiring 2015.
		For	Against	Abstain
Nominees:
	1a. Peter Blackmore	☐	☐	☐
	1b. Ahmad R. Chatila 1c. Marshall Turner	☐ ☐	☐ ☐	☐ ☐	The Board of Directors recommends that you vote FOR Proposal 5:		For	Against	Abstain
					5.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock.	☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 2:					The Board of Directors recommends that you vote FOR Proposal 6:
2.	Advisory vote on executive compensation.	☐	☐	☐	6.	To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants.
The Board of Directors recommends that you vote FOR Proposal 3:							☐	☐	☐
3.	Ratification of independent registered public accounting firm.	☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 7:
The Board of Directors recommends that you vote FOR Proposal 4:					7.	To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan.	☐	☐	☐
4.	To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.	☐	☐	☐	The Board of Directors recommends that you vote FOR Proposal 8: 8. To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan.		☐	☐	☐
The Board of Directors recommends that you vote FOR Proposal 9:
					9.	To approve the right of stockholders to call special meetings of stockholders.	☐	☐	☐
This proxy is solicited on behalf of the Board of Directors.
(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by the authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting

To Be Held on Thursday, May 29, 2014:

The Notice and Proxy Statement and Annual Report to Security Holders are available at www.proxyvote.com.

The 2014 Annual Meeting of Stockholders of SunEdison, Inc. (the “Company”) will be held at 600 Clipper Drive, Belmont, California 94002, on May 29, 2014 at 8:00 a.m., local time. Only stockholders who owned stock at the close of business on the record date, April 4, 2014 (the “Record Date”), may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

Proposals to be voted on at the Annual Meeting are listed below.

1.    Election of three directors – Peter Blackmore, Ahmad R. Chatila and Marshall Turner for one year term expiring 2015;

2.    Advisory vote on executive compensation;

3.    Ratification of independent registered public accounting firm;

4.    To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.

5.    To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock;

6.    To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants;

7.    To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan;

8.    To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan; and

9.    To approve the right of stockholders to call special meetings of stockholders.

The Board of Directors recommends a vote FOR each of the Director nominees and FOR Proposals 2, 3, 4, 5, 6, 7, 8 and 9.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2014 Annual Meeting of Stockholders. Directions to attend the Annual Meeting where you may vote in person can be found on our website: www.sunedison.com.

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M72571-P50762

SUNEDISON, INC.

Annual Meeting of Stockholders

May 29, 2014 8:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby directs Transamerica Retirement Solutions (the “Trustee”) of the SunEdison, Inc. Retirement Savings Plan (the “Plan”) to vote, as designated on the reverse side, all of the shares of Common Stock of SunEdison, Inc. (the “Company”) which the undersigned is entitled to direct the Trustee to vote pursuant to the terms of the Plan, on the matters set forth on the reverse side and, in the discretion of the Trustee and its proxies, upon any other business which may properly come before the Annual Meeting of Stockholders of the Company, to be held at 600 Clipper Drive, Belmont, California 94002, on May 29, 2014 at 8:00 a.m., local time, and all adjournments thereof.

This voting direction card when properly executed, will be voted in the manner directed herein by the undersigned participant. If no direction is made by a participant, voting will be controlled by the terms of the Plan.

The undersigned hereby revokes all prior directions heretofore given by the undersigned to the Trustee with respect to the subject matter hereof for said meeting. The direction may be revoked prior to its exercise.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 29, 2014.

Meeting Information
SUNEDISON, INC.	Meeting Type: Annual Meeting
For holders as of: April 4, 2014
SUNEDISON, INC. 501 PEARL DRIVE P.O. BOX 8 ST. PETERS, MO 63376-0008	Date: May 29, 2014 Time: 8:00 a.m., local time
	Location:	600 Clipper Drive
Belmont, California 94002

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT        ANNUAL REPORT

  How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2014 to facilitate timely delivery. Stockholder may also direct a request for future Proxy Materials to the above toll-free number, e-mail address and website.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the Annual Meeting where you may vote in person can be found on our website: www.sunedison.com

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR Proposal 1:	The Board of Directors recommends that you vote FOR Proposal 5:
1. Election of three Directors for one year term expiring 2015.	5. To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock.
Nominees:
1a. Peter Blackmore	The Board of Directors recommends that you vote FOR Proposal 6:
1b. Ahmad R. Chatila 1c. Marshall Turner	6. To approve the issuance of our common stock upon the conversion of our 2018 Convertible Notes and our 2021 Convertible Notes and upon the exercise of related Warrants.

The Board of Directors recommends that you vote FOR Proposal 2:	The Board of Directors recommends that you vote FOR Proposal 7:

2. Advisory vote on executive compensation.	7. To approve the 2014 SunEdison, Inc. Long-Term Incentive Plan.

The Board of Directors recommends that you vote FOR Proposal 3:	The Board of Directors recommends that you vote FOR Proposal 8:

3. Ratification of independent registered public accounting firm.	8. To approve the 2014 SunEdison, Inc. Non-Employee Director Incentive Plan.

The Board of Directors recommends that you vote FOR Proposal 4:	The Board of Directors recommends that you vote FOR Proposal 9:

4. To approve a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of our semiconductor business.	9. To approve the right of stockholders to call special meetings of stockholders.